[The Gateway Trust letterhead]

November 2007                                        Your vote is important!

Dear Gateway Fund Shareholder:

As we wrote to you in June, Gateway Investment Advisers, L.P. (Gateway Advisers) entered into an agreement to be acquired by Natixis Global Asset Management, L.P. (Natixis). We are excited about this relationship, which will provide the Gateway Fund with access to extensive distribution and service delivery capabilities, allowing Gateway Advisers, and the Fund's shareholders, to take advantage of a number of benefits inherent in a large-scale global organization.

In connection with this acquisition, Gateway Advisers is proposing that the Gateway Fund be reorganized and become part of the Natixis Funds family. This type of reorganization requires the approval of the Gateway Fund shareholders. The enclosed prospectus/proxy statement provides detailed information about this important proposal. The Gateway Fund will hold a special shareholder meeting at 2:00 p.m. Eastern Time on January 18, 2008 at the offices of Gateway Advisers, Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209.

Your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please take a few moments to vote your shares, regardless of whether you plan to attend this meeting. Computershare, a professional proxy solicitation firm, has been retained to assist the Fund in obtaining shareholder votes. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Computershare encouraging you to vote.

Voting options - it's your choice - it's easy and convenient

   . Vote by the Internet at https://vote.proxy-direct.com, or by touch-tone telephone at 866-241-6192.

   . Vote by mail - simply complete and return the enclosed proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience.

   .   Vote in person - vote your shares in person at the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, telephone or by voting in person.

Understanding the proposal

Please refer to the "Questions and Answers" section of the enclosed prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts below, which should make your review of the prospectus/proxy statement easier.

Q: What is being proposed?

A: You are being asked to approve the acquisition of the existing Gateway Fund
   (Existing Fund) by the new Gateway Fund (New Fund) on or about February 15, 2008. If the acquisition is approved, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund in exchange for shares of the New Fund, which you will then receive (the Reorganization). As a result, you will receive Class A shares of the New Fund equal in number and value to your shares in the Existing Fund. Although, the New Fund's Class A shares will have sales charges, and a contingent deferred sales charge ("CDSC") may apply, the Class A shares that you receive in the Reorganization, and any additional Class A shares of the New Fund that you purchase, will not be subject to a sales charge or CDSC.

Q: Why is the Reorganization being proposed?

A: The Board of Trustees of the existing Gateway Trust has unanimously recommended approval of the Reorganization because of the advantages that the Trustees believe the Reorganization will offer to Existing Fund shareholders, including:

   . No change in investment management personnel or investment strategies. The New Fund will be run by the same portfolio managers, using the same investment strategies, as the Existing Fund.

   . Industry leading mutual fund service providers. The fund will benefit from the relationships that Natixis Funds have in such areas as fund accounting, administration, custody, transfer agency and legal services.

   . Access to other funds. The proposed Reorganization will give shareholders the opportunity to diversify through exchange privileges with the other mutual funds in the Natixis Funds family, which span a wide range of investment objectives and management styles.

   . Enhanced shareholder services. Shareholders who hold their shares directly will enjoy new and enhanced services such as account access through the Natixis Funds' website, a 24-hour telephone access line, and affordable systematic investing through the Natixis Funds' Investment Builder program.

   . Two year expense cap. Although the New Fund's gross total expense ratio is higher than that of the Existing Fund, the New Fund's adviser has agreed to implement a two-year expense cap so that the net expense ratio of the New Fund's Class A shares will be the same as the Existing Fund's current total expense ratio for at least two years after the Reorganization. In addition, Existing Fund shareholders will continue to have access to the New Fund on a permanent load-waived basis.

Q: Who will bear the costs of this shareholder meeting?

A: The expenses related to the shareholder meeting and the solicitation of proxies will be borne by Gateway Advisers or Natixis, not by the Gateway Fund.

Q: What are the tax implications?

A: The Reorganization is expected to be tax-free to shareholders for federal income tax purposes. No gain or loss is expected to be realized as a result of the Reorganization.

Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the prospectus/proxy statement, please contact your financial adviser, or call Computershare directly at 866-492-0848.

Sincerely,

Walter G. Sall
Chairman

[The Gateway Trust letterhead]

November 2007                                        Your vote is important!

Dear Gateway Fund Shareholder:

As we wrote to you in June, Gateway Investment Advisers, L.P. (Gateway Advisers) entered into an agreement to be acquired by Natixis Global Asset Management, L.P. (Natixis). We are excited about this relationship which, will provide the Gateway Fund with access to extensive distribution and service delivery capabilities, allowing Gateway Advisers, and the Fund's shareholders, to take advantage of a number of benefits inherent in a large-scale global organization.

In connection with this acquisition, Gateway Advisers is proposing that the Gateway Fund be reorganized and become part of the Natixis Funds family. This type of reorganization requires the approval of the Gateway Fund shareholders. The enclosed prospectus/proxy statement provides detailed information about this important proposal. The Gateway Fund will hold a special shareholder meeting at 2:00 p.m. Eastern Time on January 18, 2008 at the offices of Gateway Advisers, Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209.

Your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please take a few moments to vote your shares, regardless of whether you plan to attend this meeting. Computershare, a professional proxy solicitation firm, has been retained to assist the Fund in obtaining shareholder votes. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Computershare encouraging you to vote.

Voting options - it's your choice - it's easy and convenient

   . Vote by the Internet at www.proxyvote.com, or by touch-tone telephone at 800-454-8683.

   . Vote by mail - simply complete and return the enclosed proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience.

   .   Vote in person - vote your shares in person at the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, telephone or by voting in person.

Understanding the proposal

Please refer to the "Questions and Answers" section of the enclosed prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts below, which should make your review of the prospectus/proxy statement easier.

Q: What is being proposed?

A: You are being asked to approve the acquisition of the existing Gateway Fund
   (Existing Fund), by the new Gateway Fund (New Fund) on or about February 15, 2008. If the acquisition is approved, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund in exchange for shares of the New Fund, which you will then receive (the
   Reorganization). As a result, you will receive Class A shares of the New Fund equal in number and value to your shares in the Existing Fund. Although, the New Fund's Class A shares will have sales charges, and a contingent deferred sales charge ("CDSC") may apply, the Class A shares that you receive in the Reorganization, and any additional Class A shares of the New Fund that you purchase, will not be subject to a sales charge or CDSC.

Q: Why is the Reorganization being proposed?

A: The Board of Trustees of the existing Gateway Trust has unanimously recommended approval of the Reorganization because of the advantages that the Trustees believe the Reorganization will offer to Existing Fund shareholders, including:

   . No change in investment management personnel or investment strategies. The New Fund will be run by the same portfolio managers, using the same investment strategies, as the Existing Fund.

   . Industry leading mutual fund service providers. The fund will benefit from the relationships that Natixis Funds have in such areas as fund accounting, administration, custody, transfer agency and legal services.

   . Access to other funds. The proposed Reorganization will give shareholders the opportunity to diversify through exchange privileges with the other mutual funds in the Natixis Funds family, which span a wide range of investment objectives and management styles.

   . Two year expense cap. Although the New Fund's gross total expense ratio is higher than that of the Existing Fund, the New Fund's adviser has agreed to implement a two-year expense cap so that the net expense ratio of the New Fund's Class A shares will be the same as the Existing Fund's current total expense ratio for at least two years after the Reorganization. In addition, Existing Fund shareholders will continue to have access to the New Fund on a permanent load-waived basis.

Q: Who will bear the costs of this shareholder meeting?

A: The expenses related to the shareholder meeting and the solicitation of proxies will be borne by Gateway Advisers or Natixis, not by the Gateway Fund.

Q: What are the tax implications?

A: The Reorganization is expected to be tax-free to shareholders for federal income tax purposes. No gain or loss is expected to be realized as a result of the Reorganization.

Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the prospectus/proxy statement, please contact your financial adviser, or call Computershare directly at 866-492-0848.

Sincerely,

Walter G. Sall
Chairman

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 18, 2008

                               THE GATEWAY TRUST
                                 Gateway Fund

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Gateway Fund will be held at 2:00 p.m. Eastern time on January 18, 2008 at the offices of Gateway Investment Advisers, L.P., Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, for the following purposes:

1. To consider the approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Gateway Fund (the "Existing Fund"), a series of The Gateway Trust, an Ohio business trust, to, and the assumption of all of the liabilities of the Existing Fund by, Gateway Fund (the "New Fund"), a series of Gateway Trust, a Massachusetts business trust, in exchange for shares of the New Fund, and the distribution of such shares to the shareholders of the Existing Fund in complete liquidation of the Existing Fund.

2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record at the close of business on November 21, 2007 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                             By order of the Board of Trustees,

                             Donna M. Brown, Secretary

November 30, 2007

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT

                               November 30, 2007

                 Acquisition of the Assets and Liabilities of
                                 Gateway Fund

             a series of The Gateway Trust, an Ohio business trust

                           Rookwood Tower, Suite 600
                               3805 Edwards Road
                            Cincinnati, Ohio 45209
                                 800-354-6339

                       By and in Exchange for Shares of
                                 Gateway Fund
           a series of Gateway Trust, a Massachusetts business trust

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

   This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the proposed acquisition of the Gateway Fund (the "Existing Fund"), a series of The Gateway Trust, an Ohio business trust (the "Existing Trust"), by Gateway Fund (the "New Fund" and, together with the Existing Fund, the "Funds"), a series of Gateway Trust, a Massachusetts business trust (the "New Trust") at a Special Meeting of Shareholders of the Gateway Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern time on January 18, 2008, at the offices of Gateway Investment Advisers, L.P., Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Proposal in this Prospectus/Proxy Statement relates to the acquisition of the Existing Fund by the New Fund (the "Reorganization"). The Funds are each registered open-end management investment companies. The investment objective of the New Fund is to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. If shareholders of the Existing Fund approve the Agreement and Plan of Reorganization relating to the Reorganization and the Reorganization occurs, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange for Class A shares of the New Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred. After that exchange, Class A shares received by the Existing Fund will be distributed pro rata to its shareholders, and shareholders of the Existing Fund will become shareholders of the New Fund.

   The Trustees of the Existing Trust have set November 21, 2007 as the record date (the "Record Date") for determining which shareholders of the Existing Fund are entitled to vote at the Meeting and any adjourned session thereof.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

 . The Prospectus of the Existing Fund, dated May 1, 2007, as supplemented on
   June 29, 2007.

 . The Statement of Additional Information of the Existing Fund, dated May 1,
   2007.

 . Management's Discussion of Fund Performance, the Report of Independent
   Registered Public Accounting Firm and all financial statements included in the Annual Report to shareholders of the Existing Fund for the fiscal year ended December 31, 2006 and Management's Discussion of Fund Performance and unaudited financial statements included in the Semi-Annual Report to shareholders of the Existing Fund for the semi-annual period ended June 30, 2007.

 . The Statement of Additional Information of the New Fund dated November 30,
   2007, relating to the Reorganization described in this Prospectus/Proxy Statement.

   This Prospectus/Proxy Statement concisely sets forth information about the New Fund that a prospective investor ought to know before investing and should be retained for future reference. The Existing Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call the Existing Fund at 800-354-6339 or you may write to either Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Existing Fund's web site at www.gatewayfund.com. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of the New Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS

       QUESTIONS AND ANSWERS........................................   5
       THE PROPOSAL - REORGANIZATION OF THE EXISTING FUND
         INTO THE NEW FUND..........................................  15
          The Proposal..............................................  15
          Principal Investment Risks................................  15
          Information about the Reorganization......................  15
              Terms of the Agreement and Plan of Reorganization.....  15
              Shares You Will Receive...............................  17
              Reasons for the Reorganization........................  17
              Performance Information...............................  19
              Distribution Arrangements.............................  19
              Comparison of Management Agreements...................  21
              Federal Income Tax Consequences.......................  23
              Declarations of Trust and By-Laws.....................  24
              Dividends and Distributions...........................  27
              Capitalization........................................  27
              Required Vote for the Proposal........................  28
       INFORMATION REGARDING VOTING AND CONDUCT OF
         MEETING....................................................  28
          Voting Information........................................  28
          Information About Proxies and the Conduct of the Meeting..  29
       OTHER INFORMATION............................................  30
          Appendix A................................................ A-1
          Appendix B................................................ B-1
          Appendix C................................................ C-1
          Appendix D................................................ D-1
          Appendix E................................................ E-1
          Appendix F................................................ F-1
          Appendix G................................................ G-1

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Reorganization and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to submitting your vote.

1. What is being proposed?

   The Trustees of the Existing Trust are recommending that shareholders approve the acquisition of the Existing Fund by the New Fund. This means that the New Fund would acquire all of the assets and assume all of the liabilities of the Existing Fund in exchange for shares of the New Fund. If the Reorganization is approved and consummated, you will receive Class A shares of the New Fund with an aggregate net asset value equal to the aggregate net asset value of your Existing Fund shares as of the closing of the Reorganization. The Reorganization is currently scheduled to take place on or around February 15, 2008, or on such other date as the Existing Trust and the New Trust may agree.

   Please note that if shareholders of the Existing Fund do not approve the Reorganization, the Trustees of the Existing Trust may take such further action as they may deem to be in the best interests of the Existing Fund.

2. Why is the Reorganization being proposed?

   It is currently expected that on or about February 15, 2008, Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.) ("Natixis US"), will acquire through a wholly owned subsidiary, Gateway Investment Advisers, LLC (the "New Gateway Adviser") all of the assets and liabilities of Gateway Investment Advisers, L.P. ("Gateway Advisers" or the "Adviser"), the investment adviser to the Existing Fund (the "Gateway Transaction"). In connection with the Gateway Transaction, Gateway Advisers and Natixis US are proposing the Reorganization to enable shareholders of the Existing Fund to invest in a substantially similar fund managed with an identical investment program which is part of the Natixis Funds family, a mutual fund complex sponsored by an affiliate of Natixis US. The Trustees of the Existing Trust recommend approval of the Reorganization because of the advantages that they and Gateway Advisers believe the Reorganization will offer to shareholders of the Existing Fund. These advantages include the following:

 . No Change in Investment Management Personnel or Investment Strategies. The
   New Fund will be run by the same portfolio managers, using the same investment strategies, as the Existing Fund.

 . Two Year Expense Cap. Although the New Fund's gross total expense ratio is higher than that of the Existing Fund, Natixis US has agreed to implement a two-year expense cap so that the New Fund's Class A shares net expense ratio will be the same as the Existing Fund's current total expense ratio for at least two years after the Reorganization.

 . Access to Other Funds. The proposed Reorganization will permit Existing Fund shareholders, as shareholders of the New Fund, to invest in an open-end mutual fund with exchange privileges with the mutual funds comprising the Natixis Funds family.

 . Enhanced shareholder and Fund services. Existing Fund shareholders that purchased shares directly rather than through a financial intermediary will enjoy enhanced services, such as the New Fund's website and a 24-hour telephone Personal Access Line(R) to purchase, exchange or redeem shares, and using the Natixis Funds' Investment Builder feature to make periodic investments, as shareholders of the New Fund as compared to the services they receive as Existing Fund shareholders. In addition, the New Fund will benefit from services provided by industry leading mutual fund service providers.

 . Improved distribution opportunities. Gateway Advisers and Natixis US believe that after the Reorganization the New Fund will have access to a broader variety of distribution channels and will be better positioned to achieve greater sales growth.

   Please review "Information about the Reorganization - Reasons for the Reorganization" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees of the Existing Trust.

3. How do the investment objectives, strategies and policies of the Existing Fund and the New Fund compare?

   The investment objective of the New Fund will be substantially identical to that of the Existing Fund, with the exceptions that certain descriptive terms have been modified and the New Fund's investment objective will be non-fundamental, which means it can be changed by the Board of Trustees without shareholder approval. However, the New Fund will provide 60 days' prior written notice to shareholders before changing the investment objective. The Board of Trustees has no present intention to modify the New Fund's investment objective. The principal investment strategies of the New Fund will be substantially identical to those of the Existing Fund, with the exception that the principal investment strategies are described in more detail for the New Fund than in the Existing Fund's prospectus, as set forth in Appendix A. Please see the table below for more information comparing the investment objectives and strategies of the Funds. For more detail on the investment objectives, strategies and policies of the Existing Fund and the New Fund, see the Existing Fund's prospectus and Appendix A, respectively.

                   Existing Fund                New Fund
              ---------------------------------------------------
              Investment Objective:     Investment Objective:
              The invest-ment           The New Fund seeks to
              objective of the          capture the majority of
              Existing Fund is to       the returns associated
              capture the majority of   with equity market
              the higher returns        investments, while
              associated with equity    exposing investors to
              market investments,       less risk than other
              while exposing investors  equity invest-ments. The
              to significantly less     New Fund's investment
              risk than other equity    objective is
              investments. The          non-fundamental, which
              Existing Fund's           means that it may be
              investment objective is   changed without
              funda-mental, which       shareholder approval,
              means that it may not be  although the New Fund
              changed without           will provide 60 days'
              shareholder approval.     prior written notice to
                                        shareholders before
                                        doing so. The Board of
                                        Trustees have no present
                                        intention to change the
                                        New Fund's investment
                                        objective.
              ---------------------------------------------------
              Principal Investment      Principal Investment
              Strategies: The Existing  Strategies: Like the
              Fund invests almost all   Existing Fund, the New
              of its assets in equity   Fund invests almost all
              securities while taking   of its assets in equity
              active measures to        securities while taking
              reduce volatility.        active measures to
                                        reduce volatility.
              The Existing Fund owns a
              broadly di-versified      Like the Existing Fund,
              portfolio of common       under normal
              stocks and sells index    circumstances the New
              call options. The         Fund will own a broadly
              Exist-ing Fund also buys  diversified portfolio of
              index put options that    com-mon stocks and will
              can protect the Existing  sell index call
              Fund from a significant   op-tions. The New Fund
              market decline over a     will also buy index put
              short period of time.     options that can protect
              The value of a put        the Fund from a
              option generally          significant market
              increases as stock        decline over a short
              prices decrease. The      period of time. The
              combination of the        value of a put option
              diversified stock         generally increases as
              portfolio, the steady     stock prices decrease.
              cash flow from the sale   The combination of the
              of index call options     diversified stock
              and the downside          portfolio, cash flow
              pro-tection from index    from the sale of index
              put options is de-signed  call options and the
              to provide the Existing   downside protection from
              Fund with fairly          index put options is
              consistent returns over   designed to provide the
              a wide range of fixed     New Fund with the
              income and equity market  majority of the re-turns
              environments.             associated with equity
                                        market in-vestments,
              The Existing Fund may     while exposing investors
              hold 100% of its assets   to less risk than other
              in cash or cash           equity investments.
              equivalents for
              temporary defensive       The New Fund may hold
              purposes or, under        100% of its assets in
              normal circumstances,     cash or cash equivalents
              for pur-poses of          for temporary defensive
              liquidity.                purposes or,

              ---------------------------------------------------

                   Existing Fund                New Fund
              ---------------------------------------------------
              Please see the Existing   under normal
              Fund's Pro-spectus,       circumstances, for
              which is incorporated by pur-poses of liquidity. reference herein, for
              additional in-formation   Please see Appendix A
              about the strategies      for additional
              Gateway Advisers uses in  information about the
              managing the Exist-ing    strategies the New
              Fund.                     Gateway Adviser will use
                                        in managing the New Fund.
              ---------------------------------------------------

   The New Fund's fundamental investment restrictions vary from those of the Existing Fund, although there is no intention to change the Existing Fund's investment program following the Reorganization. The changes are meant to update the Existing Fund's fundamental investment restrictions and are designed to meet fully the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder while providing the portfolio managers and Trustees of the New Fund increased flexibility to respond to market, industry and regulatory changes. For a comparison of the Funds' fundamental investment restrictions, please see Appendix E.

4. How do the redemption procedures and exchange privileges of the Existing Fund and the New Fund compare?

   The redemption procedures of the New Fund are similar to those of the Existing Fund. Shareholders may redeem shares by mail, telephone or a systematic withdrawal plan/program. Existing Fund shareholders may only use the systematic withdrawal plan/program if their account has a value of at least $5,000. New Fund shareholders that own shares having a value of $10,000 or more at the current public offering price may establish a systematic withdrawal plan. Unlike the Existing Fund, shareholders of the New Fund have the ability to exchange their Class A shares for shares of the same class of another Natixis Fund that offers such class of shares, without paying a sales charge or a contingent deferred sales charge, subject to certain restrictions noted below. In addition, shareholders who were shareholders of the Existing Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y, may exchange their Class A shares for Class Y shares of the New Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y shares. For more detail on the redemption procedures and exchange privileges of the Existing Fund and the New Fund, see the Existing Fund's prospectus and Appendix A, respectively.

5. How do the advisory arrangements of the Existing Fund and the New Fund compare?

   After the Reorganization, the New Fund's investment adviser will be Gateway Investment Advisers, LLC, a Delaware limited liability company (the "New Gateway

Adviser") whose sole member is Natixis US. However, the portfolio management team will remain the same as it is for the Existing Fund and the New Fund will be managed with an identical investment program using substantially identical investment strategies as those of the Existing Fund.

6. How do the risks of investing in the Existing Fund compare to the risks of investing in the New Fund?

   Because the two Funds have substantially identical investment objectives, strategies and policies, and no change to the Existing Fund's investment program is anticipated to be made by the New Fund following the Reorganization, they are subject to substantially identical risks. For a discussion of the principal risks associated with an investment in the Funds, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

7. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Reorganization?

   There are certain material differences between the Existing Fund Management Agreement (the "Existing Agreement") and the Advisory Agreement with the New Gateway Adviser (the "New Agreement," and, together with the Existing Agreement, the "Management Agreements"). Under the Existing Agreement, the management fee is computed at the annual rate of 0.925% of the average daily net assets of the Existing Fund minus the amount of the Existing Fund's expenses incurred pursuant to its distribution plan, while the management fee payable under the New Agreement is at the annual rate of 0.65% of the New Fund's first $5 billion of net assets and 0.60% of amounts in excess of $5 billion. The Existing Agreement provides that the Adviser will provide or pay the costs of transfer agency, fund accounting and certain administrative services for the Existing Fund. The New Agreement does not cover these expenses, which will be borne by the New Fund (subject to the expense cap described below). The Existing Agreement provides that the Adviser will bear any expenses (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) in excess of 1.50% of the average daily net assets of the Existing Fund. The New Agreement does not provide for a permanent expense cap. Although gross expenses for the New Fund are higher than those of the Existing Fund, the New Gateway Adviser will provide a binding contractual undertaking to reduce its management fee or otherwise bear expenses so that the New Fund's total annual fund operating expenses (excluding certain expenses) do not exceed 0.94% of average daily net assets through April 30, 2010. For a detailed discussion of the material differences between the Funds' Management Agreements, please see "Information about the Reorganization - Comparison of Management Agreements" in the Proposal section of this Prospectus/Proxy Statement.

   The following tables allow you to compare the management fees and expenses of the Existing Fund and the New Fund. The shareholder fees presented below apply to shares of each Fund. Shareholders of the Existing Fund will not pay an initial sales charge on the shares of the New Fund received in the Reorganization and, following the Reorganization, may purchase additional
Class A shares of the New Fund without the imposition of a sales charge.

   Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing, custody and transfer agency services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by the Existing Fund for the twelve months ended September 30, 2007 and an estimate of the expenses the New Fund would have incurred during the twelve months ended September 30, 2007 on a pro forma basis assuming the Reorganization had occurred on October 1, 2006.

Shareholder Fees (For Both Funds)
(fees paid directly from your investment)

                                                                              Pro Forma-
                                                                               New Fund
                                                               Existing Fund   Class A
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                      None         5.75%/(1)(2)/
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
original purchase price or redemption proceeds, as applicable)     None             /(2)(3)/
---------------------------------------------------------------------------------------------
Redemption fee................................................     None             None*

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                                 Pro Forma-
                                                 Existing Fund    New Fund
                                                                  Class A
Management fees                                      0.60%            0.65%
--------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees             0.32%            0.25%
--------------------------------------------------------------------------------
Other expenses/(4)(6)/                               0.02%            0.11%
--------------------------------------------------------------------------------
Total annual fund operating expenses                 0.94%            1.01%
--------------------------------------------------------------------------------
Less: Fee reduction and/or expense reimbursement       --        (0.07%)/(4)(5)/
--------------------------------------------------------------------------------
Net expenses                                         0.94%            0.94%
--------------------------------------------------------------------------------

Expense Examples
(your actual costs may be higher or lower)

   The following examples help you compare the cost of investing in the Existing Fund with the cost of investing in the New Fund, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the expenses shown above, assume that:

 . You invest $10,000 in a Fund for the time periods indicated;

 . Your investment has a 5% return each year;

 . Each Fund's operating expenses remain the same; and

 . All dividends and distributions are reinvested.

   Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

                                              Pro Forma-
                                Existing Fund New Fund**
                                               Class A
                       1 year..    $   96       $   96
                       3 years.    $  300       $  307
                       5 years.    $  520       $  544
                       10 years    $1,155       $1,223

(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services" in Appendix A. Investors who are Existing Fund shareholders as of the date of the Reorganization will not be subject to the initial sales charge with regard to shares received in the Reorganization and may purchase additional Class A shares of the New Fund without the imposition of an initial sales charge.
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. Investors who are Existing Fund shareholders as of the date of the Reorganization will not be subject to the imposition of a CDSC. See the section "How Sales Charges Are Calculated" within the section "Fund Services" in Appendix A.
(4) Natixis Asset Management Advisors, L.P. ("Natixis Advisors") has contractually agreed to limit its administrative services fees attributable to the New Fund for two years following the Acquisition (through
    February 18, 2010) to an amount not to exceed on an annual basis $300,000 plus the sub-administration expenses attributable to the New Fund. This limitation represents 0.04% of the 0.07% shown in the table as the Fee Reduction and/or Expense Reimbursement for Class A shares.
(5) The New Gateway Adviser has given a binding contractual undertaking to the New Fund to limit the amount of the New Fund's total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 0.94% of the Fund's average daily net assets for Class A shares. This undertaking is in effect through April 30, 2010. The New Fund's Adviser will be permitted to recover, in later periods, the amount of the reduction in management fees and/or the amount of expenses it has borne (except for any administrative fees waived by Natixis Advisors), due to the application of the undertaking described in this footnote, to the extent that Class A's total annual operating expenses after such recovery do not exceed 0.94% of the Fund's average daily net assets. The New Gateway Adviser is not entitled to recover any such fees or expenses more than one year after the end of the fiscal year in which the fee/expense was incurred.
(6) "Other expenses" are based on the service provider arrangements that will be in place following the Reorganization and include administrative services fees. The New Fund does not expect to incur any interest expense in the upcoming fiscal year.
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.00 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

** The examples are based on the estimated Net Expenses for the first two years for the New Fund illustrated in the example and on the estimated Total Annual Fund Operating Expenses for the remaining years. Because Class A shares received by you in the Reorganization and any additional Class A shares that you purchase will not be subject to a sales charge or CDSC, the examples do not include these fees. If the examples did include these fees, the costs to you for holding shares of the New Fund would be $665 for the 1 year period, $865 for 3 years, $1,088 for 5 years and $1,728 for 10 years.

   Immediately prior to the Reorganization, the New Fund is expected to have only nominal assets required by applicable law.

8. How do the distribution arrangements of the Existing Fund and New Fund compare?

   The distribution arrangements for the New Fund's shares will differ from those of the Existing Fund. The Existing Fund does not have a distributor or underwriter. Instead, the Existing Fund distributes its shares for itself. Pursuant to its distribution plan under Rule 12b-1 of the 1940 Act (the "Current Distribution Plan"), the Existing Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Existing Fund. The expenditures made by the Existing Trust (or reimbursements to Gateway Advisers) pursuant to the Current Distribution Plan may not exceed 0.50% of the average daily net asset value of the Existing Fund. Pursuant to the Existing Fund's management agreement, Gateway Advisers is paid a fixed percentage of assets less the Existing Fund's expenses incurred pursuant to the distribution plan. Because the management fees paid to Gateway Advisers are reduced dollar for dollar by the Existing Fund's distribution expenses, changes in distribution expenses do not affect the cost of your investment in the Existing Fund.

   The New Fund will enter into a Distribution Agreement (the "New Distribution Agreement") with Natixis Distributors, L.P. (formerly IXIS Asset Management Distributors, L.P.) ("Natixis Distributors"), an affiliate of Natixis US, and adopt a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares (the "New 12b-1 Plan"). Under the New 12b-1 Plan, the New Trust, on behalf of the New Fund, may pay Natixis Distributors a service fee at an annual rate not to exceed 0.25% of the New Fund's average daily net assets attributable to the New Fund's Class A shares. Service fees would include expenses of Natixis Distributors for providing personal services to investors in Class A shares of the New Fund or in connection with the maintenance of shareholder accounts. Other share classes will have different service fees. For a more detailed explanation see "Information about the Reorganization - Distribution Arrangements" in the Proposal section of this Prospectus/Proxy Statement.

9. What class of shares will you receive in New Fund if the Reorganization occurs?

   You will receive Class A shares of New Fund. In general, Class A shares will have sales charges and a contingent deferred sales charge ("CDSC") may apply. However, the Class A shares that you receive, and any additional Class A shares of the New Fund that you purchase, will not be subject to a sales charge or CDSC. In addition, you may exchange Class A shares for shares of the same class of another Natixis Fund that offers Class A shares. Shareholders who were shareholders of the Existing Fund as of the date of the Reorganization and
(1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements of Class Y, may exchange Class A shares for Class Y shares of the New Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y shares. The Class A shares will also have similar purchase and redemption procedures as your current shares and shares that were purchased directly rather than through a financial intermediary will have additional options such as:

 . using the New Fund's website to purchase, exchange or redeem shares,

 . using a 24-hour telephone Personal Access Line(R) to purchase, exchange or redeem shares,

 . using the Natixis Funds' Investment Builder feature to make periodic investments, and

 . using a systematic withdrawal plan to redeem shares and receive payments from your Fund on a regular schedule.

   As described above, the New Fund has a Service Plan pursuant to which Natixis Distributors receives a service fee based on a percentage of average daily net assets. Please see Appendix A for more information about Class A shares of the New Fund.

10. Will you be permitted to redeem your shares prior to the Reorganization?

   You are not required to remain a shareholder of the Existing Fund until the Reorganization. Prior to the Reorganization, you may redeem your shares, as described and subject to the limitations in the current prospectus of the Existing Fund. Please note that redemptions may have negative tax consequences for you.

11. What are the federal income tax consequences of the Reorganization?

   The Reorganization is intended and anticipated to be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Existing Fund, or any of its shareholders, directly as a result of the Reorganization. Furthermore, the aggregate federal tax basis of your Existing Fund shares will equal the aggregate federal tax basis of your new shares in New Fund, and your holding period in your new shares in New Fund will, for federal income tax purposes, include the time you held the Existing Fund shares you surrendered in the Reorganization if you held your Existing Fund shares as capital assets.

   At any time prior to the Reorganization, a shareholder of the Existing Fund may redeem shares therein, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

   The federal income tax consequences of the Reorganization are described in more detail below under "The Proposal - Federal Income Tax Consequences."

     THE PROPOSAL - REORGANIZATION OF THE EXISTING FUND INTO THE NEW FUND

The Proposal

   You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the New Fund will acquire the assets and assume the liabilities of the Existing Fund in exchange for shares of the New Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Reorganization pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

   Because both Funds have substantially identical investment objectives, strategies and policies, and the New Fund is expected to be managed using the identical investment program currently used by the Existing Fund, the Funds have substantially identical investment risks. The investment strategies and risks of the New Fund are described differently from those of the Existing Fund so that the New Fund's disclosure will be similar to that of other Natixis Funds. Generally, each Fund's stock portfolio is subject to market risk, the risk that the value of a security may move up and down based upon a change in an issuer's financial condition or overall market conditions. Furthermore, each Fund's option strategies may not fully protect it against declines in the value of the stock portfolio, and the use of those strategies exposes the New Fund to the risks associated with the use of derivatives generally. It is possible that each Fund could experience loss in both the stock and option portions of its portfolio.

   For more information about the principal investment risks of the New Fund, please see Appendix A. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

Information about the Reorganization

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Existing Fund, the Reorganization is expected to occur on or around February 15, 2008, or on such other date as the Trusts may agree, pursuant to the Agreement and Plan of Reorganization. The following discussion of the principal terms of the Agreement and Plan of Reorganization is only a summary and is qualified in its entirety by reference to the full text of the Agreement and Plan of Reorganization, the form of which is attached as Appendix B to this Prospectus/Proxy Statement:

 . The Existing Fund will transfer all of its assets and liabilities attributable to its shares to the New Fund in exchange for Class A shares of the New Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

 . The Reorganization will occur shortly after the time (currently scheduled to be 4:00 p.m. Eastern time on February 15, 2008, or such other date and time as the parties may determine) when the assets of the Existing Fund are valued for purposes of the Reorganization.

 . The Class A shares of the New Fund received by the Existing Fund will be distributed to the shareholders of the Existing Fund pro rata in accordance with their percentage ownership of the Existing Fund in full liquidation of the Existing Fund.

 . After the Reorganization, the Existing Fund will be terminated, and its affairs will be wound up in an orderly fashion.

 . The Reorganization requires approval by the Existing Fund's shareholders and satisfaction of a number of other conditions. In addition, the Reorganization may be terminated at any time by mutual consent of the Trustees of each Trust on behalf of each Fund. The sole shareholder of the New Fund, which is an affiliate of the New Gateway Adviser, is not being asked to approve the Reorganization.

   Shareholders who object to the Reorganization will not be entitled under Ohio law to an appraisal of their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Reorganization.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Reorganization will be borne by Gateway Advisers, Natixis US or its affiliates. All costs and expenses of the dissolution of the Existing Fund, including without limitation the costs and expenses of any state or federal filings to terminate the existence of the Existing Trust and deregister the Existing Trust as an investment company, will also be borne by Gateway Advisers, Natixis US or their respective affiliates. In addition, Natixis US or their respective affiliates will pay or reimburse the New Fund for any governmental fees incurred in connection with the registration or qualification of the New Fund's shares issued in connection with the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

  Shares You Will Receive

   If the Reorganization occurs, you will receive Class A shares in the New Fund. The shares you receive will have the following characteristics:

 . The Class A shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Reorganization.

 . The Class A shares you receive, and any additional Class A shares that you purchase of the New Fund, will not bear either a sales charge or CDSC. However, other Class A shareholders will pay a sales charge and a CDSC on purchases of Class A shares following the Reorganization.

 . The procedures for buying and selling your Class A shares, which will differ from the procedures for buying and selling shares of the Existing Fund as a result of the Reorganization, are described in Appendix A.

 . After the Reorganization you will have the option to exchange your New Fund shares for shares of the same class of another Natixis Fund that offers Class A shares. Shareholders who were shareholders of the Existing Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements of Class Y, may exchange Class A shares for Class Y shares of the New Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y shares.

 . You will have similar voting rights as you currently have, but as a shareholder of the New Fund. For more information on your voting rights as a New Fund shareholder and on other differences between the organizational documents of the New Fund and the Existing Fund, see the section "Declarations of Trust and By-Laws."

   Information concerning the capitalization of each of the Existing Fund and the New Fund is provided below under "Capitalization."

  Reasons for the Reorganization.

   At meetings held on June 12, 2007 and June 28, 2007, representatives of Gateway Advisers and Natixis US provided, and the Trustees of the Existing Trust reviewed, detailed information about the proposed Reorganization. The representatives provided information to the Trustees of the Existing Trust concerning: (a) the specific terms of the Reorganization, including information regarding comparative expense ratios; (b) the proposed plans for ongoing management, distribution and operation of the New Trust; (c) the management, financial position and business of Natixis US and its affiliates' business and operations; and (d) the impact of the Reorganization on the Existing Fund and its shareholders.

   Before approving the Reorganization, the Trustees of the Existing Trust examined all factors that they considered relevant. In connection with their deliberations, the Trustees, with the advice and assistance of legal counsel, inquired into a number of matters and evaluated the above-referenced information and considered, among other things, the following:

 . The New Fund will be run by the same portfolio managers, using the same investment strategies, as the Existing Fund;

 . Natixis US has agreed to implement a two-year expense cap so that the New
   Fund's Class A shares net expense ratio will be the same as the Existing Fund's current total expense ratio for at least two years after the Reorganization;

 . Shareholders of the New Fund will benefit from enhanced services provided by industry leading mutual fund service providers;

 . Shareholders of the Existing Fund will have the opportunity, as shareholders of the New Fund, to diversify into a broad range of investments through the exchange privilege with the mutual funds in the Natixis Funds family;

 . The Reorganization is expected to be tax free to shareholders of the Existing Fund;

 . All fees and expenses incurred as a result of the Reorganization will be borne by Gateway Advisers and Natixis US, and thus the Existing Fund and its shareholders will not bear any costs of the Reorganization; and

 . The interests of the shareholders of the Existing Fund will not be diluted as a result of the Reorganization because each shareholder will receive shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Existing Fund held by the shareholder.

   The Trustees of the Existing Trust, including all Trustees who are not "interested persons" of the Existing Trust as defined in the 1940 Act (the "Independent Trustees"), have unanimously determined that the Reorganization would be in the best interests of the Existing Fund and the Existing Fund's shareholders, and that the interests of existing shareholders of the Existing Fund would not be diluted as a result of the Reorganization. The Trustees (including the Independent Trustees) have unanimously approved the Reorganization and recommend that you vote in favor of the Reorganization by approving the Agreement and

Plan of Reorganization. Each shareholder should carefully consider whether remaining a shareholder of the New Fund after the Reorganization is consistent with that shareholder's financial needs and circumstances.

  Performance Information

   The New Fund has not yet commenced investment operations and therefore does not have any performance information to disclose. It is expected that as a result of the Reorganization the New Fund will succeed to the performance and financial history of the Existing Fund.

  Distribution Arrangements

   The distribution arrangements for the New Fund's shares will differ from those of the Existing Fund. The Existing Fund does not have a distributor or underwriter. Instead, the Existing Fund distributes its shares for itself. Pursuant to a distribution plan under Rule 12b-1 of the 1940 Act (the "Current Distribution Plan"), the Existing Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Existing Fund. The expenditures made by the Existing Trust (or reimbursements to Gateway Advisers) pursuant to the Current Distribution Plan may not exceed 0.50% of the average daily net asset value of the Existing Fund. For the fiscal year ending
December 31, 2006, the Existing Fund paid 0.33% of its average daily net assets pursuant to the Current Distribution Plan. Pursuant to the Existing Fund's management agreement, the Adviser is paid a fixed percentage of assets less the Existing Fund's expenses incurred pursuant to the distribution plan. Because the management fees paid to the Adviser are reduced dollar for dollar by the Existing Fund's distribution expenses, changes in distribution expenses do not generally affect the cost of your investment in the Existing Fund. In connection with the Reorganization, the New Fund will enter into a Service Plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares (the "New 12b-1 Plan") and a Distribution Agreement (the "New Distribution Agreement") with Natixis Distributors, an affiliate of Natixis US.

   Under the Current Distribution Plan, the Existing Trust may, directly or indirectly, bear the expenses associated with the following distribution-related activities:

 . payments to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares of the fund or advising shareholders regarding such shares;

 . payments to certain entities that provide shareholder support or administrative services to the Existing Fund and its shareholders;

 . expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services;

 . costs of preparing, printing and distributing prospectuses, statements of additional information and reports of the Existing Fund for recipients other than existing shareholders of the Existing Fund;

 . costs of formulating and implementing marketing and promotional activities;

 . costs of preparing, printing, and distributing sales literature;

 . costs of obtaining certain information, analyses and reports with respect to marketing and promotional activities; and

 . the costs of implementing and operating the Current Distribution Plan.

   Under the New 12b-1 Plan, the New Trust, on behalf of the New Fund, may pay Natixis Distributors a service fee at an annual rate not to exceed 0.25% of the New Fund's average daily net assets attributable to the New Fund's Class A shares. (The New Fund's Class C shares will also have a 12b-1 Plan that will provide for payment of service fees at rate of up to 0.25% of that class's net assets and distribution fees at a rate of up to 0.75% of that class's net assets.) Such service fees are intended to qualify as "service fees" as defined in the rules of the Financial Industry Regulatory Authority and would include the following:

 . expenses of the distributor for providing personal services to investors in Class A shares of the New Fund or in connection with the maintenance of shareholder accounts;

 . payments made by the distributor to any securities dealer or other organization with which the distributor has entered into a written agreement for this purpose for the items described in the previous bullet point.

   The provisions governing amendments, annual approval of the agreement's continuance, shareholder approval for material increases in expenses, and termination upon assignment for each of the Current Distribution Plan and the New 12b-1 Plan are generally the same and are as required by the 1940 Act and the rules thereunder.

   As mentioned above, the New Fund, unlike the Existing Fund, will have a distribution agreement with a principal underwriter. Pursuant to the New Distribution Agreement, Natixis Distributors will serve as the principal underwriter of the New Fund's shares and act as agent for the New Trust in connection with the redemption or repurchase of shares by the New Trust. Under the New Distribution Agreement, Natixis Distributors shall use reasonable efforts to sell New Fund shares but will not agree to sell any specific number of New Fund shares. Natixis Distributors shall pay the following items:

 . all expenses of printing (exclusive of typesetting) and distributing any prospectus for use in offering New Fund shares for sale; and

 . all other expenses of advertising and of preparing, printing and distributing all other literature for use in connection with offering of New Fund shares for sale.

   Under the New Distribution Agreement, the public offering price of the New Fund's shares will be the net asset value, plus any applicable sales charge as set forth in the current prospectus and statement of additional information. The Class A shares you receive, and any additional Class A shares that you purchase of the New Fund, will not bear either a sales charge or CDSC. Please see Appendix A for additional information on the New Fund's public offering price.

   The New Distribution Agreement, unless otherwise terminated, shall continue in effect as long as such continuation is approved at least annually (i) by the Board of Trustees of the New Trust or by the vote of a majority of the votes which may be cast by shareholders of the New Fund and (ii) by a votes of a majority of the Board of Trustees of the New Trust who are not interested persons of Natixis Distributors or the New Trust, cast in person at a meeting called for the purpose of voting on such approval. The New Distribution Agreement may be terminated on 60 days' notice by a vote of majority of the New Trust's Board of Trustees or by a majority of the votes which may be cast by shareholders of the New Fund. Natixis Distributors may terminate the New Distribution Agreement on 90 days' notice to the New Trust, and such agreement will terminate automatically in the event of its assignment.

  Comparison of Management Agreements

   The following highlights the material differences in the Funds' Management Agreements. A copy of each Fund's Management Agreement is attached as an exhibit to its registration statement filed with the SEC.

   1. The Existing Agreement provides for a management fee computed at the annual rate of 0.925% of the average daily net assets of the fund minus the amount of the Existing Fund's expenses incurred pursuant to its distribution plan (so that changes in distribution expenses do not affect the total cost of your investment in the Existing Fund). During the fiscal years ended
December 31, 2006 and December 31, 2005 and the fiscal period ended June 30, 2007, the management fees paid to the Adviser were 0.59%, 0.57% and 0.60%, respectively. The management fee payable under the New Agreement is at the annual rate of 0.65% of the New Fund's first $5 billion of net assets and 0.60% of amounts in excess of $5 billion.

   2. Under the Existing Agreement the Adviser, at its sole expense, provides the Existing Fund with (i) investment recommendations regarding the Existing Fund's investments, (ii) office space, including secretarial, clerical, and other office help, telephones, securities valuations, and other office equipment and (iii) the services of all officers of the Existing Trust. The Adviser also pays expenses of printing and distributing all registration statements, prospectuses, and reports to current shareholders, cost of printing and transmitting reports to governmental agencies, and printing and mailing costs. The Adviser also provides the Existing Fund with administration, transfer agency, shareholder, and accounting services for no additional compensation.

   3. Under the New Agreement, the New Gateway Adviser will provide the New Fund with and will be compensated only for the management of the investment and reinvestment of the New Fund's assets, including obtaining and evaluating economic, statistical and financial data and information and such additional investment research as shall be necessary, purchasing and selling of securities and reporting to the Board of Trustees of the New Fund. As described under "Other Information," after the Reorganization, the New Fund expects to engage other service providers to provide administration, transfer agency, shareholder and accounting services to the New Fund. The expenses of those services will be paid by the New Fund (to the extent not subject to the expense cap), unlike for the Existing Fund for which the Adviser provides them without compensation.

   4. The Existing Agreement provides that for any fiscal year, if the total of all expenses of the Existing Fund (including compensation paid to the Adviser but excluding taxes, interest, brokerage commissions, and certain "extraordinary expenses") exceeds 1.50% of the average daily net asset value of the Existing Fund, the Adviser will bear any such excess expenses. The New Agreement does not provide a permanent expense cap. Although gross expenses for the New Fund are higher than those of the Existing Fund, the New Gateway Adviser will provide a binding contractual undertaking to reduce its Management Fee (and, to the extent necessary, bear other expenses of Class A shares of the New Fund), through April 30, 2010 to the extent that expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, would exceed 0. 94% for Class A shares. Although there is no assurance that the New Fund's expense cap will remain in place indefinitely, the New Gateway Adviser has committed to keeping the New Fund expenses not higher than 0.94% (which is the current estimated rate for the Existing Fund for 2007 as of June 30, 2007) during the period of the undertaking.

   5. The New Agreement will be subject to Massachusetts law, rather than Ohio law, which may result in different interpretations of provisions currently in the Existing Agreement that are included in the New Agreement.

   6. The Existing Agreement does not provide the Adviser an option to delegate its responsibilities. Under the New Agreement, the New Gateway Adviser is given the opportunity to delegate responsibility to one or more sub-advisers approved by the Board of Trustees of the New Trust and the New Fund's shareholders to the extent required by applicable law. Neither the Board of Trustees nor the New Gateway Adviser presently intends to delegate such responsibility to a sub-adviser. Any fees payable to a sub-adviser by the New Fund would be deducted from the management fee payable to the New Gateway Adviser. Any sub-adviser would be held to the same terms as the New Gateway Adviser. In addition, under the New Agreement, the New Gateway Adviser will provide the necessary executive and other personnel and is permitted to delegate certain administrative services such as the provision of office supplies, facilities and equipment. The New Gateway Adviser intends to delegate certain of its administrative services to its affiliates.

   7. Under the New Agreement, the New Gateway Adviser would be required to give 90 days' written notice to terminate the contract, rather than the 60 days required by the Existing Agreement.

  Federal Income Tax Consequences

   The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to the Reorganization, Ropes & Gray LLP will deliver to the Existing Fund and the New Fund an opinion, which will be based upon certain factual representations and subject to certain qualifications, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

 . the Reorganization will constitute a "reorganization" within the meaning of
   Section 368(a) of the Code and the Existing Fund and the New Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

 . under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the New Fund in exchange for New Fund shares and the assumption by the New Fund of the Existing Fund's liabilities, or upon the distribution of the New Fund shares by the Existing Fund to its shareholders in liquidation;

 . under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Existing Fund on the distribution of the New Fund shares to them in exchange for their shares of the Existing Fund;

 . under Section 358 of the Code, the aggregate tax basis of the New Fund shares received by the Existing Fund shareholders in connection with the Reorganization will be the same as the aggregate tax basis of the Existing Fund shares exchanged therefore;

 . under Section 1223(1) of the Code, the holding period for the New Fund shares received will include the holding period for the Existing Fund shares exchanged for the New Fund shares, provided that the shareholder held the Existing Fund shares as a capital asset;

 . under Section 1032 of the Code, no gain or loss will be recognized by New
   Fund upon receipt of the assets transferred to the New Fund pursuant to the Agreement and Plan of Reorganization in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities of the Existing Fund;

 . under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Existing Fund will be the same as the Existing Fund's tax basis in such assets immediately prior to the transfer;

 . under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Existing Fund's holding period in such assets; and

 . New Fund will succeed to and take into account the items of the Existing
   Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of the Existing Trust and the New Trust, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

   This description of the federal income tax consequences of the Reorganization does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

  Declarations of Trust and By-Laws

   The Existing Fund is governed by the Second Amended Agreement and Declaration of Trust of The Gateway Trust, as amended (the "Existing Trust Declaration of Trust"). The New Fund is governed by the Agreement and Declaration of Trust of Gateway Trust (the "New Trust Declaration of Trust" and, together with the Existing Trust Declaration of Trust, the "Declarations of Trust"). The Declarations of Trust are similar to each other, and therefore the Funds are governed by similar provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. The By-laws of the New Trust also provide indemnification for any Trustee or officer of the Existing Trust who was a Trustee or officer prior to the Reorganization. Additional information about the Declarations of Trust and By-Laws of each Trust, including a discussion of material differences between the Trusts, is provided in Appendix C.

   Powers and Liabilities Relating to Shares. The Existing Trust Declaration of Trust permits the Trustees, without shareholder approval, to divide shares of the Existing Trust into one or more series of shares representing separate investment portfolios, and does not permit subdivision of any series into classes. The New Trust Declaration of Trust permits the Trustees, without shareholder approval, to issue shares of the New Trust in one or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the New Fund's shares are divided into three classes:
Class A, Class C and Class Y. Shareholders of the Existing Fund will receive Class A shares of the New Fund in the Reorganization.

   The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. In addition, the Declarations of Trust disclaim shareholder liability for acts or obligations of each Trust. The New Trust Declaration of Trust also requires that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by such Trust or its Trustees. The New Trust Declaration of Trust provides that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his, her or it being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which such person is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations. While the Existing Fund Declaration of Trust does not have a similar provision, Chapter 1746 of the Ohio Revised Code provides that liability to third persons for an act, omission, or obligation of a business trust shall not extend to the holders of the shares of beneficial interest in a business trust.

   Shareholder Voting Requirements_-_Generally. Under the Existing Trust Declaration of Trust shareholders have greater voting rights than shareholders of the New Trust. For example, Existing Trust shareholders have the power to vote with respect to any amendments to the Declaration of Trust except for a specified few, while New Trust shareholders only have the power to vote with respect to certain enumerated Declaration of Trust amendments. The Existing Trust Declaration of Trust gives shareholders the power to vote (i) for the election or removal of Trustees, (ii) with respect to the approval of advisory contracts, (iii) with respect to any termination of the Trust or any series to the extent and as provided therein, (iv) with respect to certain amendments of the Declaration of Trust, (v) to the same extent as the shareholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the Ohio Trust Act or other law, the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desir-able. The New Trust Declaration of Trust gives shareholders the power to vote
(i) for the election of Trustees as provided therein, (ii) with respect to certain amendments of the Declaration of Trust, (iii) to the extent provided therein as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, (iv) with respect to the termination of the Trust or any Series or class to the extent and as provided therein, (v) to remove Trustees from office to the extent and as provided therein and (vi) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

   For both Trusts, a majority of shares voted shall decide any question and a plurality shall elect a Trustee and there is no cumulative voting for the election of Trustees. For the Existing Trust, a vote of a majority of the voting interests of the Existing Trust is required to remove a Trustee. For the New Trust, a vote of two-thirds of the voting interests of the New Trust is required to remove a Trustee. For the New Trust, on any matter submitted to a vote of shareholders, all shares of the New Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more series or classes materially differently, then shares shall be voted by individual series or class, and when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. For the Existing Trust, all shares entitled to vote shall be voted by individual series, not in the aggregate as a single class, except (i) when required by the 1940 Act shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. For the New Trust, if any action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class that are entitled to vote shall be required to decide such question. For the Existing Trust, if any action adversely affects the rights of a series, a majority of the shares present at a meeting of shareholders of such series shall be required to decide such question. For the New Trust only, action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

   The Existing Trust Declaration of Trust requires a vote of a majority of the shares of each series entitled to vote or written notice by the Trustees to terminate the Existing Trust. Any series (or class) of shares of the Existing Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series (or class) entitled to vote, or by the Trustees with written notice to the shareholders. The New Trust Declaration of Trust requires a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the Trust. Any series (or class) of shares of the Trusts may be terminated at any time by vote of shareholders holding at least 66 2/3% of the shares of such series (or class) entitled to vote, or by the Trustees with written notice to the shareholders.

   The Declarations of Trust may be amended by a vote of a majority of shareholders entitled to vote and a majority of the Trustees. With respect to the Existing Trust, only certain enumerated actions, such as changing the name of the Trust, correcting or supplementing any defective provision and the like, may be taken by the Trustees without a shareholder vote. The New Trust Declaration of Trust, may be amended by the Trustees without shareholder vote, except that shareholders have the right to vote (a) on any amendment that would affect their right to vote granted in the New Trust Declaration of Trust;
(b) on any amendment to the amendment provisions of the New Trust Declaration of Trust; (c) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees.

   Shareholder Voting Requirements_-_Merger and Consolidation. The Existing Trust Declaration of Trust does not provide a specific voting requirement for a merger into or consolidation with another entity, although Ohio law provides that the Existing Trust may do so upon the approval of the holders of a majority of the shares of the Existing Trust at a meeting held for such purpose.

   The New Trust Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless the Trustees of the New Trust decide to submit such merger or consolidation to a vote of shareholders or as otherwise required by law. The sole shareholder of the New Fund is not being asked to approve the Reorganization.

   Trustees and Officers. The Trustees and officers of the New Trust are set forth in Appendix F.

   Governing Law. The Existing Trust Declaration of Trust is governed by Ohio law. The New Trust Declaration of Trust is governed by Massachusetts law.

  Dividends and Distributions

   The Existing Fund distributes net investment income near the end of each calendar quarter, and distributes net capital gains, if any, annually at the end of December. The Existing Fund expects to distribute all of its net realized capital gains annually, after applying any available loss carryforwards. The New Fund expects to adopt the same distribution policy as the Existing Fund.

  Capitalization

   The following table shows on an unaudited basis the capitalization of the Existing Fund as of November 21, 2007 and on a pro forma basis for the New Fund, giving effect to the acquisition of the assets and liabilities of the Existing Fund by the New Fund at net asset value as of that date:

                                           Gateway       Pro Forma
                                            Fund         New Fund*
                                        -------------- --------------
                                                          Class A
          Net assets                    $4,125,791,984 $4,125,791,984
          Shares of beneficial interest    146,341,281    146,341,281
          Net asset value per share     $        28.19 $        28.19

* Reflects the pro forma capitalization of the New Fund at November 21, 2007 as though the Reorganization had occurred on November 21, 2007 and is for informational purposes only. No assurance can be given as to how many shares of the New Fund will be received by the shareholders of the Existing Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the New Fund that actually will be received on or after such date.

THE TRUSTEES OF THE EXISTING TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

  Required Vote for the Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the outstanding voting shares of the Existing Fund. The sole shareholder of the New Fund is not being asked to approve the Reorganization.

   If the Proposal is not approved by shareholders of the Existing Fund, or if for any other reason the Reorganization is not consummated, the Trustees of the Existing Fund may take such further action as they deem to be in the best interests of the Existing Fund.

              INFORMATION REGARDING VOTING AND CONDUCT OF MEETING

Voting Information

   The Trustees of the Existing Trust are soliciting proxies from the shareholders of the Existing Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on January 18, 2008, at the offices of Gateway Investment Advisers, L.P., Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209. The Meeting notice, this Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about December 5, 2007.

Information About Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Existing Fund or by employees or agents of Gateway Advisers and its affiliated companies. In addition, Computershare has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $350,000, which will be borne by Gateway Advisers, Natixis US and/or their respective affiliates.

   Voting Process. You can vote in any one of the following four ways:

 . By Internet - Use the Internet to vote by following the instructions on your proxy card.

 . By telephone - Use a touch-tone telephone to call toll-free the number on your proxy card, which is available 24 hours a day.

 . By mail - Complete and return the enclosed proxy card(s).

 . In person - Vote your shares in person at the Meeting.

   Shareholders who owned Existing Fund shares on November 21, 2007 (the "Record Date") are entitled to vote at the Meeting. Shareholders of the Existing Fund are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

   Costs of Solicitation. None of the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Reorganization, will be borne by the Existing Fund or the New Fund. Gateway Advisers, Natixis US and/or their respective affiliates shall bear all such costs, even in the event that the Reorganization is not approved by the shareholders of the Existing Fund or the Reorganization does not close for any other reason, except that expenses will be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

   Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Existing Trust, (ii) by properly executing a later-dated proxy or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed as tellers for the Meeting (the "Tellers"). Thirty-three percent (33%) of the shares of the Existing Fund outstanding on the Record Date constitutes a quorum for the transaction of business by the shareholders of the Existing Fund at the Meeting. However, as noted above, the approval of the Proposal will require the vote of a majority of the Existing Fund's outstanding voting shares. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   Adjournments; Other Business. If the Existing Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Existing Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal. "Broker non-votes" will have the same effect as if they were cast against any such adjournment.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Existing Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Existing Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

                               OTHER INFORMATION

   Portfolio Trades. In placing portfolio trades for the New Fund, the New Gateway Advisers may use brokerage firms that market the New Fund's shares or are affiliated with New Gateway Advisers or its parent company. In placing trades, the New Gateway Advisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the New Gateway Adviser's portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Reorganization.

   Interests of Certain Persons in the Reorganization. Natixis US, the sole owner of New Gateway Adviser following the Reorganization, may earn greater revenues as a result of the Reorganization, and therefore, along with Gateway Advisers, may be considered to have an interest in the transaction.
Mr. Walter G. Sall, Trustee and Chairman of the Existing Trust, Mr. J. Patrick Rogers, Trustee and President of the Existing Trust, and Messrs. Geoffrey Keenan and Paul R. Stewart, officers of the Existing Trust (collectively, the "Gateway Management Affiliates") are direct or indirect owners of a substantial majority of Gateway Advisers and will each receive substantial consideration in connection with the sale of assets of Gateway Advisers to New Gateway Adviser (the "Gateway Transaction"), which is expected to occur just prior to the Reorganization. In addition, following the Gateway Transaction, each of the Gateway Management Affiliates will be a party to an employment agreement and will participate in a profit sharing plan. The employment agreements will have initial terms ending December 31, 2012 (for Mr. Sall, December 31, 2010), with automatic renewals for successive one-year periods. Each will provide for, among other things, a specified base salary and undertakings not to compete with New Gateway Adviser or solicit its clients. For Mr. Rogers and Mr. Sall, those undertakings will expire the later of eight years from the date of the Gateway Transaction or three years from the termination of the individual's employment. For Mr. Keenan and Mr. Stewart, the non-competition and non-solicitation undertakings will expire the later of three years from the date of the Gateway Transaction, one year from the termination of the individual's employment, or one year after the period during which severance payments are made pursuant to the agreement. The profit sharing plan, applicable to the Gateway Management Affiliates and certain other employees of New Gateway Adviser, provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which will be determined based on profitability of the business. Because of the consideration to be received and their employment agreements, each of the Gateway Management Affiliates may be considered to have a material interest in the transaction and the Reorganization.

   Because Mr. Robert J. Blanding and Mr. John T. Hailer, Trustees of the New Trust, and Messrs. Michael Kardok and Russell Kane and Ms. Coleen Downs Dinneen, officers of the New Trust (collectively, the "Natixis Management Affiliates"), are directors, officers or employees of Natixis US or its affiliates, they may also be considered to have an interest in the approval of the Reorganization because they may benefit from greater revenues earned by Natixis US or its affiliates.

   Address of the Adviser, Underwriter and Administrator. The address of Gateway Advisers is Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209. The address of Natixis Distributors, L.P. (a subsidiary of Natixis US and the principal underwriter of the New Fund) and Natixis Advisors (a subsidiary of Natixis US and the New Fund's administrator) is 399 Boylston Street, Boston, Massachusetts 02116. Information about Gateway Advisers is incorporated by reference into this Prospectus/Proxy Statement from the Existing Fund's prospectus.

   Proposed Changes in Other Service Providers. Following the Reorganization, it is expected that State Street Bank & Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111, will be custodian to the New Trust and Boston Financial Data Services, Inc., located at Two Heritage Drive, Quincy, Massachusetts, 02171, will act as shareholder servicing and transfer agent for the New Fund. These services are currently provided to the Existing Fund by an unaffiliated custodian and by Gateway Advisers, respectively. In addition, it is expected that PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 will be the New Fund's independent registered public accounting firm, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 will be counsel to the New Fund and Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, will be counsel to the Independent Trustees of the New Fund.

   Outstanding Shares and Significant Shareholders. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of November 21, 2007 of the Existing Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of each Fund, and contains information about the executive officers and Trustees of the Existing Trust and their shareholdings in the Existing Fund and about the executive officers and Trustees of New Trust and their shareholdings in the New Fund.

   Other Financial and Performance Information. As the New Fund will not commence operations until after the Reorganization, there are no financial highlights or information and commentary about its recent performance in this Prospectus/Proxy Statement. Pro forma financial statements for the New Fund are incorporated by reference from the Statement of Additional Information relating to the Reorganization, which is incorporated by reference in this Prospectus/Proxy Statement. Other financial information for the Existing Fund, as well as information and commentary about the recent performance of the Existing Fund, is incorporated by reference from the Existing Fund's Prospectus and Statement of Additional Information, its Annual Report to Shareholders for the period ending December 31, 2006, and its Semi-Annual Report to Shareholders for the semi-annual period ending June 30, 2007. The Existing Fund's Annual Report (which also includes the report of independent accountants of the Existing Fund) and Semi-Annual Report are available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

   Shareholder Proposals at Future Meetings. The Existing Trust and the New Trust do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund or Trust in writing a reasonable amount of time before such Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

   Contents of the Appendices.

 . Appendix A - Information relating to the New Fund, including information with respect to its investment objective, principal investment strategies and risks, procedures for buying, selling and exchanging shares, pricing of shares, dividends and distributions and certain tax matters.

 . Appendix B - Form of Agreement and Plan of Reorganization relating to the
   Reorganization.

 . Appendix C - Comparison of material differences in the Trusts' organizational documents.

 . Appendix D - Information regarding the share ownership of the Existing Fund and the New Fund.

 . Appendix E - Comparison of Existing Fund and New Fund fundamental investment restrictions.

 . Appendix F - Management of the New Fund

 . Appendix G - New Fund Privacy Policy

   Other Information About the Funds. Additional information about the Existing Fund is incorporated by reference into this Prospectus/Proxy Statement from the Existing Fund's Prospectus dated May 1, 2007, as amended, and Statement of Additional Information, dated May 1, 2007, as amended, which are available free of charge by calling 800-354-6339.

                                                                     Appendix A

                           GATEWAY FUND ("NEW FUND")

                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

   The New Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The New Fund's investment objective is non-fundamental, which means that it may be changed without shareholder approval. The New Fund will provide 60 days prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

   Under normal circumstances, the New Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. Selling index call options reduces the New Fund's volatility, provides a steady cash flow and is an important source of the New Fund's return, although it also reduces the New Fund's ability to profit from increases in the value of its equity portfolio. The New Fund also buys index put options, which can protect the New Fund from a significant market decline over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the New Fund with the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. The New Fund may invest in companies with small, medium, or large market capitalizations. Equity securities purchased by the New Fund may include U.S.-exchange-listed common stocks, American Depositary Receipts (ADRs), which are securities issued by a U.S. bank that represent interests in foreign equity securities, and interests in real estate investment trusts (REITs).

   The New Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. Because, as described above, the New Fund writes index call options and purchases index put options in addition to investing in equity securities, the New Fund's historical volatility has been closer to intermediate-term fixed income investments (those with approximately five-year maturities) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments. With its core investment in equities, the New Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the New Fund expects to generally have lower long-term returns than a portfolio consisting solely of equity securities. The New Fund's intends that its index option-based risk management strategy will limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the New Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

   The New Fund's investment strategies are described in more detail below:

PURCHASING STOCKS

   The New Fund invests in a diversified stock portfolio, generally consisting of approximately 250 to 400 stocks, designed to support the New Fund's index-option based risk management strategy as efficiently as possible while seeking to enhance the New Fund's total return. The New Gateway Adviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 common stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ Stock Market to construct a portfolio that meets criteria and constraints established by the New Gateway Adviser. Generally, the New Gateway Adviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the New Fund's option strategies while also considering other factors, such as predicted dividend yield. The New Gateway Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time by purchasing and selling stocks. The New Gateway Adviser expects the portfolio to generally represent the broad U.S. equity market.

SELLING INDEX CALL OPTIONS

   The New Fund continuously sells index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the New Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the New Fund retains the premium. If the purchaser exercises the option, the New Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the New Fund as the seller of the index call option. The New Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option compared to the premium received will determine the gain or loss realized by the New Fund.

PURCHASING INDEX PUT OPTIONS

   The New Fund may buy index put options in an attempt to protect the New Fund from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The New Fund may not spend at any time more than 5% of its assets to purchase index put options.

OTHER INVESTMENTS

   The New Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks sold in U.S. dollars). The New Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The New Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

TEMPORARY DEFENSIVE MEASURES

   The New Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers' acceptances, and/or repurchase agreements or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the New Fund from achieving its investment objective.

Principal Investment Risks

   Correlation risk: The effectiveness of the New Fund's index option-based risk management strategy may be reduced if the New Fund's equity portfolio does not correlate to the index underlying its option positions.

   Equity securities risk: The value of the New Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock take precedence over the claims of those who own common stock.

   Foreign securities risk: The New Fund may invest in foreign securities traded in U.S. markets, including through ADRs. Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The New Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the New Fund's yield on those securities would be decreased.

   Management risk: The risk that a strategy used by the New Fund's portfolio management may fail to produce the intended result.

   Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Options risk: The value of the New Fund's positions in index options fluctuates in response to changes in the value of the underlying index. Selling index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The New Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the New Fund's option strategies, and for these and other reasons the New Fund's option strategies may not reduce the New Fund's volatility to the extent desired. The New Fund covers index options it has sold by owning and holding a portfolio of stocks equal in value to the aggregate contract price of the index option and that substantially replicates the movement of the index underlying the option. From time to time, the New Fund may not own any put options, resulting in an increased exposure to a market decline.

   REITs risk: The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The New Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the New Fund.

                                MORE ABOUT RISK

   The New Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the New Fund are described in the New Fund summary under "Principal Investment Risks." The following is a list of non-principal risks to which the New Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Information Risk The risk that key information about a security is inaccurate or unavailable.

   Liquidity Risk The risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the New Fund. These types of risks may also apply to derivatives and restricted securities.

   Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Valuation Risk The risk that the New Fund has valued certain securities at a higher price than the price at which they can be sold.

                            MANAGEMENT OF NEW FUND

   The Natixis Funds family (as defined below) currently includes 23 mutual funds. The Natixis Funds family had combined assets of $19.2 billion as of June 30, 2007. Natixis Funds are distributed through Natixis Distributors, L.P. (the "Distributor"). This Prospectus covers the New Fund (the "Fund"), which, along with the Natixis Income and Tax Free Income Funds, Natixis Diversified Portfolios, Natixis Equity Funds, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund and Natixis Cash Management Trust - Money Market Series (the "Money Market Fund"), constitute the "Natixis Funds."

New Gateway Adviser - Gateway Investment Advisers, LLC

   Gateway Investment Advisers, LLC, (the "New Gateway Adviser"), located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as adviser to the New Fund. The New Gateway Adviser is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities:
Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $279.6 billion in assets under management at June 30, 2007. Assuming the Gateway Transaction occurs, the New Gateway Adviser will be the successor in interest to Gateway Advisers Investment Advisers, L.P. ("Gateway Advisers"), which is in turn the successor in interest to an investment adviser organized in 1977. The predecessor to the New Gateway Adviser had over $6.9 billion in assets under management as of December 31, 2006.

   The aggregate advisory fee paid by the Existing Fund during the fiscal year ended December 31, 2006, as a percentage of the Existing Fund's average daily net assets was 0.59%.

Advisory Agreement

   A discussion of the factors considered by the New Fund's board of trustees in approving the New Fund's investment advisory contract will be included in the New Fund's initial semi-annual report.

Portfolio Managers

   Assuming the Gateway Transaction occurs as described above, the following persons, who are currently employed by Gateway Advisers will manage the portfolio of the New Fund.

J. Patrick Rogers, CFA

   Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of Gateway Advisers, in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and its chief investment officer from 1995 through 2005. He has been the co-portfolio manager for the Existing Fund, a series of The Gateway Trust (the "Existing Trust") since December 2006. Mr. Rogers was previously portfolio manager from 1997 to December 2006 and prior to that co-portfolio manager from 1994. Mr. Rogers received a BBA from the University of Notre Dame in 1986 and an MBA from Xavier University in 1994. Mr. Rogers was the president of the Existing Trust, from January 1997 and a trustee of the Existing Trust from December 1998.

Paul R. Stewart, CFA, CPA

   Mr. Stewart joined the Gateway Advisers in 1995. He served as treasurer of the Existing Trust through 1999 and as chief financial officer of the Gateway Advisers through 2003. He became a senior vice president of the Gateway Advisers and began working in the area of portfolio management in 2000.
Mr. Stewart was appointed chief investment officer of the Gateway Advisers in January 2006. He has served as co-portfolio manager of the Existing Fund since December 2006. Mr. Stewart received a BBA from Ohio University in 1988.

   Please see the New Fund's Statement of Additional Information ("SAI") for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the New Fund.

Portfolio Trades

   In placing portfolio trades, the New Gateway Adviser may use brokerage firms that market the New Fund's shares or are affiliated with Natixis US and the Adviser. In placing trades, the New Gateway Adviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

   Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, the New Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Advisors or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund, Daily Income Fund, Cortland Trust, Inc., and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by Natixis Advisors and subadvised by Reich & Tang. Because Loomis Sayles, Natixis Advisors and Reich & Tang are each subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

   Pursuant to such exemptive relief, the New Fund may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the New Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles & Company, L.P., AEW Management and Advisors, L.P., BlackRock Investment Management, LLC, Dreman Value Management, LLC, Harris Associates L.P., Hansberger Global Investors, Inc., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman ) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the New Fund and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the New Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the New Fund. Should the New Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The New Fund may engage in the transactions described above without further notice to shareholders.

Fund Services

                            CHOOSING A SHARE CLASS

   Shareholders of the Existing Fund at the time of the Reorganization will receive Class A shares of the New Fund, which are described below. The New Fund's other share classes are described in its prospectus.

Class A Shares

 . You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

 . You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

 . You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

 . Investors who were Existing Fund shareholders as of the date of the Reorganization may purchase additional Class A shares of the New Fund for their accounts existing as of the date of the Reorganization without the imposition of an initial sales charge or a contingent deferred sales charge ("CDSC").

   Certificates will not be issued for any class of shares.

   The following chart shows the investment minimums for various types of accounts:

                                                                     Minimum   Minimum
                                                                     Initial  Subsequent
                          Type of Account                            Purchase  Purchase
----------------------------------------------------------------------------------------
Any account other than those listed below                             $2,500     $100
----------------------------------------------------------------------------------------

For shareholders participating in Natixis Funds' Investment Builder   $1,000     $50
Program
----------------------------------------------------------------------------------------

For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans  $1,000     $100
using the Natixis Funds' prototype document
----------------------------------------------------------------------------------------

Coverdell Education Savings Accounts                                   $500      $100
----------------------------------------------------------------------------------------

   The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds' prototype document.

Minimum Balance Policy

   The New Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts using Natixis Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts) and accounts associated with defined contribution plans, are excepted from the minimum balance fee. Investors who were Existing Fund shareholders as of the date of the Reorganization are excepted from the imposition of a minimum balance fee for the 2008 calendar year, but will be subject to the minimum balance policy thereafter.

   The New Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as accounts associated with wrap-fee programs or defined contribution plans are exempt from the liquidation. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the New Fund.

   It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation ("NSCC") may be liquidated rather than assessed a fee, if the account balance falls below such minimum, and that directly registered accounts will be assessed a fee rather than be liquidated.

                       HOW SALES CHARGES ARE CALCULATED

Class A Shares

   The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                                      Class A Sales Charges**
                                     As a % of    As a % of your
               Your Investment     offering price   investment
               Less than $50,000        5.75%          6.10%
               $50,000-$99,999          4.50%          4.71%
               $100,000-$249,999        3.50%          3.63%
               $250,000-$499,999        2.50%          2.56%
               $500,000-$999,999        2.00%          2.04%
               $1,000,000 or more*      0.00%          0.00%

   Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of a Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

   Investors who were Existing Fund shareholders as of the date of the Reorganization may purchase additional Class A shares of the New Fund for their accounts existing as of the date of the Reorganization without the imposition of an initial sales charge or a CDSC.

   If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the New Fund's website at www.funds.natixis.com (click on "sales charges" at the bottom of the home page) or in the New Fund's SAI.

Reducing Front-End Sales Charges

   There are several ways you can lower your sales charge for Class A shares, including:

 . Letter of Intent - By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.

 . Cumulative Purchase Discount - You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.

 . Combining Accounts - allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

     Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

     Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

     In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

   The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another Natixis Fund.

Eliminating Front-End Sales Charges and CDSCs

   Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

 . Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 . Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

 . Fund trustees, former trustees and other individuals who are affiliated with any Natixis Fund (including the Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 . Participants in certain retirement plans with at least $1 million or more in total plan assets or with 100 eligible employees;

 . Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities and

 . Clients of an adviser or subadviser to any Natixis Fund (including the Money
   Market Fund) with investments of $25,000 or more in the Natixis Funds.

 . Clients of Natixis Advisors who invest in a Natixis Fund that does not offer
   Class Y shares.

 . Investors who were Existing Fund shareholders as of the date of the Reorganization.

   In order to receive Class A shares without a front-end sales charge or CDSC, you must notify the New Fund of your eligibility at the time of purchase.

Repurchasing Fund Shares

   You may apply proceeds from redeeming Class A shares of the New Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

   If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the New Fund is notified in writing at the time of the repurchase.

Eliminating the CDSC

   As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

   Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

Self-Servicing Your Account

   Buying or selling shares is easy with the services described below:

Natixis Funds Personal Access Line(R)

   800-225-5478, press 1

Natixis Funds Web Site

   www.funds.natixis.com

   You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

 . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

 . review your account balance, recent transactions, Fund prices and recent performance;

 . order duplicate account statements; and

 . obtain tax information.

   Please see the following pages for other ways to buy, exchange or sell your shares.

                      Compensation to Securities Dealers

   As part of its business strategies, the New Fund pays securities dealers and other financial institutions (collectively, "dealers") that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section "How Sales Charges Are Calculated." The New Fund's Class A and Class C shares pay an annual service fee of 0.25% of its average daily net assets. Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution and service fees are paid out of the New Fund's assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares.

   The Distributor, the New Gateway Adviser and their affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the New Fund, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

   The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the New Fund's inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

BUYING, SELLING AND EXCHANGING SHARES

Buying Shares

                                 Opening an Account      Adding to an Account
 Through Your Investment
   Dealer


                           . Call your investment dealer for information
                             about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.

 By Mail
                           . Make out a check in     . Make out a check in
                             U.S. dollars for the      U.S. dollars for the
                             investment amount,        investment amount,
                             payable to "Natixis       payable to "Natixis
                             Funds." Third party       Funds." Third party
                             checks, "starter"         checks, "starter"
                             checks and credit card    checks and credit card
                             convenience checks        convenience checks
                             will not be accepted.     will not be accepted.

                           . Mail the check with     . Complete the
                             your completed            investment slip from
                             application to Natixis    an account statement
                             Funds, P.O. Box           or include a letter
                             219579, Kansas City,      specifying the New
                             MO 64121-9579.            Fund name, your class
                                                       of shares, your
                                                       account number and the
                                                       registered account
                                                       name(s).

                           . Shares purchased by     . Shares purchased by
                             check are redeemable      check are redeemable
                             although the New Fund     although the New Fund
                             may withhold payment      may withhold payment
                             until the purchase        until the purchase
                             check has cleared. See    check has cleared. See
                             the section "Selling      the section "Selling
                             Restrictions".            Restrictions."

                                 Opening an Account       Adding to an Account
 By Exchange (See the
   section "Exchanging
   Shares" for more
   details.)






                           . Call your investment    . Call your investment
                             dealer or Natixis         dealer or Natixis
                             Funds at 800-225-5478     Funds at 800-225-5478
                             or visit                  or visit
                             www.funds.natixis.com     www.funds.natixis.com
                             to 1) obtain a current    to request an exchange.
                             prospectus for the
                             Fund into which you
                             are exchanging and 2)
                             request an exchange.

 By Wire
                           . Opening an account by   . Visit
                             wire is not available.    www.funds.natixis.com
                                                       to add shares to your
                                                       account by wire.
                                                       Instruct your bank to
                                                       transfer funds to
                                                       State Street Bank &
                                                       Trust Company, ABA
                                                       #011000028, and DDA
                                                       #99011538.

                                                     . Specify the New Fund
                                                       name, your class of
                                                       shares, your account
                                                       number and the
                                                       registered account
                                                       name(s). Your bank may
                                                       charge you for such a
                                                       transfer.
 Through Automated
   Clearing House ("ACH")









                           . Although you cannot     . Call Natixis Funds at
                             open an account           800-225-5478 or visit
                             through ACH, you may      www.funds.natixis.com
                             add this feature by       to add shares to your
                             selecting it on your      account through ACH.
                             account application.
                                                     . If you have not signed
                           . Ask your bank or          up for the ACH system,
                             credit union whether      please call Natixis
                             it is a member of the     Funds or visit
                             ACH system.               www.funds.natixis.com

                                 Opening an Account      Adding to an Account
                                                     for a Service Options
                                                      Form. A medallion
                                                      signature guarantee may
                                                      be required to add this
                                                      privilege.

                                                     . Shares purchased
                                                       through ACH may not be
                                                       available immediately
                                                       for redemption. See
                                                       the section "Selling
                                                       Restrictions."

 Automatic Investing       . Although you cannot     . If you have not signed
   Through Investment        open an account           up for Investment
   Builder                   through Investment        Builder, please call
                             Builder, you may add      Natixis Funds at
                             this feature by           800-225-5478 or visit
                             selecting it on your      www.funds.natixis.com
                             application.              for a Service Options
                                                       Form. A medallion
                           . Ask your bank or          signature guarantee
                             credit union whether      may be required to add
                             it is a member of the     this privilege.
                             ACH system.
                                                     . See the section
                                                       "Additional Investor
                                                       Services."

Selling Shares

To Sell Some or All of Your Shares

   Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

              Through Your Investment Dealer
                                                    . Call your investment
                                                      dealer for
                                                      information. Dealers
                                                      may also charge you a
                                                      processing or service
                                                      fee in connection
                                                      with the redemption
                                                      of fund shares.

              By Mail
                                         . Write a letter to
                                           request a redemption.
                                           Specify the name of
                                           your fund, class of
                                           shares, account
                                           number, the exact
                                           registered account
                                           name(s), the number
                                           of shares or the
                                           dollar amount to be
                                           redeemed and the
                                           method by which you
                                           wish to receive your
                                           proceeds. Additional
                                           materials may be
                                           required. See the
                                           section "Selling
                                           Shares in Writing."

                                         . The request must be
                                           signed by all of the
                                           owners of the shares
                                           and must include the
                                           capacity in which
                                           they are signing, if
                                           appropriate.

                                         . Mail your request by
                                           regular mail to
                                           Natixis Funds, P.O.
                                           Box 219579, Kansas
                                           City, MO 64121-9579
                                           or by registered,
                                           express or certified
                                           mail to Natixis
                                           Funds, 330 West 9th
                                           Street, Kansas City,
                                           MO 64105-1514.

                                         . Your proceeds (less
                                           any applicable CDSC
                                           and/or redemption
                                           fee) will be
                                           delivered by the
                                           method chosen in your
                                           letter. Proceeds
                                           delivered by mail
                                           will generally be
                                           mailed to you within
                                           three business days
                                           after the request is
                                           received in good
                                           order.

              By Exchange (See the section "Exchanging Shares"
                for more details.)
                                         . Obtain a current
                                           prospectus for the
                                           fund into which you
                                           are exchanging by
                                           calling your
                                           investment dealer or
                                           Natixis Funds at
                                           800-225-5478 or by
                                           visiting
                                           www.funds.natixis.com.

                                         . Call Natixis Funds or
                                           visit
                                           www.funds.natixis.com
                                           to request an
                                           exchange.

              By Wire
                                          . Complete the "Bank
                                            Information" section
                                            on your account
                                            application.

                                          . Call Natixis Funds at
                                            800-225-5478 or visit
                                            www.funds.natixis.com
                                            or indicate in your
                                            redemption request
                                            letter (see above)
                                            that you wish to have
                                            your proceeds wired
                                            to your bank.

                                          . Proceeds (less any
                                            applicable CDSC) will
                                            generally be wired on
                                            the next business
                                            day. A wire fee will
                                            be deducted from the
                                            proceeds. Your bank
                                            may charge you a fee
                                            to receive the wire.

              Through Automated Clearing House
                                          . Ask your bank or
                                            credit union whether
                                            it is a member of the
                                            ACH system.

                                          . Complete the "Bank
                                            Information" section
                                            on your account
                                            application.

                                          . If you have not
                                            signed up for the ACH
                                            system on your
                                            application, please
                                            call Natixis Funds at
                                            800-225-5478 or visit
                                            www.funds.natixis.com
                                            for a Service Options
                                            Form. A medallion
                                            signature guarantee
                                            may be required to
                                            add this privilege.

                                          . Call Natixis Funds or
                                            visit
                                            www.funds.natixis.com
                                            to request an ACH
                                            redemption.

                                          . Proceeds (less any
                                            applicable CDSC) will
                                            generally arrive at
                                            your bank within
                                            three business days.

              By Telephone
                                          . Call Natixis Funds at
                                            800-225-5478 to
                                            choose the method you
                                            wish to use to redeem
                                            your shares. You may
                                            receive your proceeds
                                            by mail, by wire or
                                            through ACH (see
                                            above).

              By Systematic Withdrawal Plan (See the section
                "Additional Investor Services" for more details.)
                                          . Call Natixis Funds at
                                            800-225-5478 or your
                                            financial
                                            representative for
                                            more information.

                                          . Because withdrawal
                                            payments may have tax
                                            consequences, you
                                            should consult your
                                            tax adviser before
                                            establishing such a
                                            plan.

Selling Shares in Writing

   If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

   A medallion signature guarantee protects you against fraudulent orders and is necessary if:

 . your address of record or bank account information has been changed within the past 30 days;

 . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

 . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

 . the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

   A notary public cannot provide a medallion signature guarantee. The New Fund will only accept medallion signature guarantees bearing the STAMP2000

Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

 . a financial representative or securities dealer;

 . a federal savings bank, cooperative, or other type of bank;

 . a savings and loan or other thrift institution, a credit union; or

 . a securities exchange or clearing agency.

   In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

Exchanging Shares

   In general, you may exchange shares of your New Fund for shares of the same class of another Natixis Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling
Shares") subject to certain restrictions noted below. In addition, shareholders who were shareholders of the Existing Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements of Class Y may exchange their Class A shares for Class Y shares of the New Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y shares. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, for Class C shares will stop and will resume only when an exchange into an applicable Fund occurs. The exchange must be for at least the minimum to open an account (or the total net asset value of your account, whichever is less), or at least $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

   Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The New Fund discourages excessive, short-term trading that may be detrimental to the New Fund and its shareholders. The New Fund's Board of Trustees has adopted the following policies to address and discourage frequent purchases and redemptions of Fund shares.

   The New Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The New Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the New Fund's other shareholders or possibly disruptive to the management of the New Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under "Selling Shares."

   Limits on Frequent Trading. Without limiting the right of the New Fund and the Distributor to reject any purchase or exchange order, the New Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." An account may be deemed to be one of a market timer if it makes two "round trips" in the New Fund over a 90-day interval, as determined by the New Fund. A "round trip" is a purchase (including a purchase by exchange) into the New Fund followed by a redemption (including a redemption by exchange) of any amount out of the New Fund.

   The preceding are not exclusive lists of activities that the New Fund and the Distributor may consider to be "market timing."

   Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of fund shares.

   Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the New Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the New Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the New Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The New Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the New Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the New Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the New Fund. For example, the ability of the New Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. If the New Fund believes that an investor has engaged in disruptive, short-term trading in violation of the New Fund's policies through an omnibus account, the New Fund will attempt to limit transactions by the underlying account or beneficial owner which engaged in such trading, although it may be unable to do so.

Purchase Restrictions

   The New Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The New Fund may not be able to open your account if the requested information is not provided. The New Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the New Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

   The table below describes restrictions placed on selling shares of the New Fund described in this Prospectus. Please see the SAI for additional information regarding redemption payment policies:

              Restriction                      Situation
              ---------------------------------------------------
              The New Fund may suspend   . When the New York
              the right of redemption      Stock Exchange (the
              or postpone payment for      "NYSE") is closed
              more than 7 days:            (other than a
                                           weekend/holiday) as
                                           permitted by the SEC

                                         . During an emergency
                                           as permitted by the
                                           SEC

                                         . During any other
                                           period permitted by
                                           the SEC
              ---------------------------------------------------

              Restriction                      Situation
              ---------------------------------------------------
              The New Fund reserves      . With a notice of a
              the right to suspend         dispute between
              account services or          registered owners or
              refuse transaction           death of a registered
              requests:                    owner

                                         . With
                                           suspicion/evidence of
                                           a fraudulent act
              ---------------------------------------------------
              The New Fund may pay the   . When it is
              redemption price in          detrimental for a
              whole or in part by a        Fund to make cash
              distribution in kind of      payments as
              readily marketable           determined in the
              securities in lieu of        sole discretion of
              cash or may take up to 7     the adviser or
              days to pay a redemption     subadviser
              request in order to
              raise capital:
              ---------------------------------------------------
              The New Fund may           . When redemptions are
              withhold redemption          made within 10
              proceeds for 10 days         calendar days of
              from the purchase date:      purchase by check or
                                           ACH to allow the
                                           check or ACH
                                           transaction to clear
              ---------------------------------------------------

   Although most redemptions are made in cash, as described in the SAI, the New Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

                          HOW FUND SHARES ARE PRICED

   "Net asset value" is the price of one share of the New Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ------------------------------------------------------------
                            Number of outstanding shares

   The net asset value of Fund shares is determined pursuant to policies and procedures approved by the New Fund's board of trustees, as summarized below:

 . A share's net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The New Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, the New Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.

 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."/1/

 . Requests received by the New Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent in "good order." If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day's net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value (normally 4:00 p.m. Eastern time) are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the New Fund.

/1/ Please see the "Buying Shares" section which provides additional information regarding who can receive a purchase order.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

   Generally, Fund securities are valued as follows:

 . Equity securities - market price or as provided by a pricing service if market price is unavailable.

 . Debt securities (other than short-term obligations) - based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

 . Short-term obligations (purchased with an original or remaining maturity of 60 days or less) - amortized cost (which approximates market value).

 . Options - The New Fund generally values index options at the average of the closing bid and asked quotations. Under normal market conditions, the New Fund will generally consider the value of index options determined at the close of trading on the Chicago Board Options Exchange (the "CBOE") (normally 4:15 p.m. Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m. Eastern time). However, if under the New Fund's valuation procedures a significant change in the value of the S&P 500 contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the New Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the options will be fair valued by or pursuant to procedures approved by the Board of Trustees.

 . All other securities - fair market value as determined by the adviser or subadviser of the New Fund pursuant to procedures approved by the Board of Trustees.

   As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the New Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The New Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the New Fund's net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the New Fund.

                          DIVIDENDS AND DISTRIBUTIONS

   The New Fund generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The New Fund expects to distribute dividends quarterly. The New Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

   Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

 . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."

 . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the New Fund, or in the same class of another Natixis Fund.

 . Receive all distributions in cash.

   For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

   Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in the New Fund and does not address any foreign, state or local tax consequences.

   The New Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

   Taxation of Distributions from the New Fund. Distributions derived from net short-term capital gains, i.e., gains from investments that each fund held one year or less, or investment income (other than exempt interest dividends) are generally taxable at ordinary income rates. Distributions of net capital gains from the sale of investments that the New Fund owned for more than one year that are designated by the New Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the New Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities and REITs is generally not eligible for treatment as qualified dividend income.

   Distributions are taxable to you even if they are paid from income or gains earned by the New Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the relevant Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

   For taxable years beginning on or before December 31, 2010, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

   Dividends and distributions declared by the New Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Sales or Exchanges of Fund Shares. The redemption, sale or exchange of the New Fund's shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of the New Fund's shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. The New Fund advises shareholders of the proportion of the New Fund's dividends that are derived from such interest.

   Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the New Fund beginning before January 1, 2008, the New

Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the New Fund. The New Fund does not intend to make such designations.

   Recent legislation modifies the tax treatment of distributions from the New Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations," such as REITs. Effective in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

   Backup Withholding. The New Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the New Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payment that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

   You should consult your tax adviser for more information on your own situation, including possible federal, state or local taxes.

                         ADDITIONAL INVESTOR SERVICES

Retirement Plans

   Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

   This is Natixis Funds' automatic investment plan. Once you meet the New Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program

   This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other Natixis Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

   Natixis Funds have an automatic exchange plan under which shares of a class of an Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund or the Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

   This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

Natixis Funds Personal Access Line(R)

   This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

Natixis Funds Web Site

   Visit us at www.funds.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

                                                                     Appendix B

   The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about The Gateway Trust, an Ohio business trust, and Gateway Trust, a Massachusetts business trust. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization (the "Agreement") is made as of
November       , 2007, by and between Gateway Fund (the "Acquired Fund"), a series of The Gateway Trust, an Ohio business trust (the "Existing Trust"), and Gateway Fund (the "Acquiring Fund"), a series of Gateway Trust, a Massachusetts business trust (the "New Trust").

                            PLAN OF REORGANIZATION

   a. The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the known and unknown liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code").

   b. Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of Merger Shares which the number of shares of the Acquired Fund held by such shareholder bears to the total number of shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of beneficial interest of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

   c. As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Second Amended Agreement and Declaration of Trust of the Existing Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                   AGREEMENT

   The New Trust, on behalf of the Acquiring Fund, and the Existing Trust, on behalf of the Acquired Fund, agree as follows:

   (1) Representations, Warranties and Agreements of the Acquiring Fund. The New Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to the best of its knowledge and agrees with the Existing Trust, on behalf of the Acquired Fund that:

      (a) The Acquiring Fund is a series of shares of the New Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The New Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the New Trust or the Acquiring Fund. Each of the New Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

      (b) The New Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) The Acquiring Fund has no assets and liabilities, except for nominal shares issued and redeemed prior to the consummation of the transactions contemplated hereby.

      (d) The New Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the New Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

      (e) The prospectuses and statement of additional information of the
Acquiring Fund, each dated       , 2007 and each as from time to time amended or
supplemented (collectively, the "Acquiring Fund Prospectus"), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) did not as of such date and do not contain, with respect to the New Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (f) There are no material legal, administrative or other proceedings pending or threatened against the New Trust or the Acquiring Fund, which assert liability on the part of the New Trust or the Acquiring Fund. Neither the New Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings or is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      (g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

      (h) The Acquiring Fund has not commenced operations and has not yet filed its first federal income tax return. At the completion of its first taxable year, the Acquiring Fund will file its federal income tax return as a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

      (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

      (j) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section 1(p) herein) or the Acquiring Fund Prospectus.

      (k) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

      (l) The Merger Shares will be registered under the 1933 Act with the Securities and Exchange Commission upon effectiveness of the Registration Statement (as defined in Section 1(p) herein) and the issuance, offering and sale of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities or "Blue Sky" laws.

      (m) The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

      (n) All shares of the Acquiring Fund that are issued and outstanding have been, are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

      (o) The Acquiring Fund has not yet commenced investment operations.

      (p) The registration statement on Form N-14 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the New Trust on behalf of the Acquiring Fund, which registers the Merger Shares issuable hereunder and is also the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) did comply, does comply and will comply at all relevant times in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
(ii) did not, does not, and will not at any relevant times contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the New Trust, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (p) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy

Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

      (q) The New Trust satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

   (2) Representations, Warranties and Agreements of the Acquired Fund. The Existing Trust, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to the best of its knowledge and agrees with the New Trust, on behalf of the Acquiring Fund that:

      (a) The Acquired Fund is a series of shares of the Gateway Trust, an Ohio business trust duly established and validly existing under the laws of the State of Ohio, and has power to own all of its properties and assets and to carry out this Agreement. The Existing Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Existing Trust or the Acquired Fund. Each of the Existing Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

      (b) The Existing Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2006 and a statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments for the six months ended June 30, 2007 have been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

      (d) Since June 30, 2007 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

      (e) The Existing Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Existing Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

      (f) The prospectus and the statement of additional information of the Acquired Fund, each dated May 1, 2007 and each as from time to time amended or supplemented (collectively, the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to the Existing Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (g) The Acquired Fund's investment operations from January 1, 2002 to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

      (h) At the Exchange Date, the Existing Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and all other assets and known and unknown liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

      (i) There are no material legal, administrative or other proceedings pending or threatened against the Existing Trust or the Acquired Fund, which assert liability on the part of the Existing Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      (j) There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in Acquired Fund Prospectus, the registration statement on Form N-1A of the Acquired Fund or the Acquired Fund Proxy Statement, or have been disclosed or made available to Natixis Asset Management Advisors, L.P.

      (k) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of June 30, 2007 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2007 whether or not incurred in the ordinary course of business.

      (l) As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of the Existing Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

      (m) The Existing Trust, on behalf of the Acquired Fund, has and, at the Exchange Date, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2007 referred to in Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make in the ordinary course of business since such date, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

      (n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or "Blue Sky" laws.

      (p) The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code. The Acquired Fund has satisfied or will satisfy the diversification requirement under Subchapter M of the Code at the end of the fiscal quarters ending March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007.

      (q) At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of
Section 5(b)(1) of the 1940 Act and in compliance with all other investment restrictions set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

      (r) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

      (s) All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

      (t) The Acquired Fund Proxy Statement, on the date of its filing
(i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

      (u) The Existing Trust has no material contracts or other commitments (other than this Agreement, such other contracts as may be entered into in the ordinary course of its business and such other contracts as have been previously disclosed or made available to Natixis Asset Management Advisors, L.P.) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

      (v) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement was accurate and complete in all material respects when supplied and complied with federal securities and other laws and regulations applicable thereto in all material respects, and has remained accurate and complete and in such compliance through the date hereof.

      (w) Gateway Investment Advisers, L.P. does not have any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees or expenses.

      (x) The Existing Trust satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

   (3) Reorganization.

      (a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent, in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in
Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

      (b) The Existing Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

      (c) The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

      (d) In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquired Fund or the Acquiring Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the New Trust and Existing Trust; provided that if trading shall not be fully resumed and reporting restored within seven business days after the Exchange Date, this Agreement may be terminated by Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

   (4) Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

      (a) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

      (b) The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities. Each of the Existing Trust, on behalf of the Acquired Fund, and the New Trust, on behalf of the Acquiring Fund, hereby agrees to cooperate with the other party in valuing the securities held by the Acquired Fund and agrees to take reasonable steps to ensure that the valuation procedures used by the Acquired Fund and the Acquiring Fund as of the Valuation Time are substantially identical.

      (c) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

      (d) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquiring Fund and the Acquired Fund agree to cooperate in the establishment of such open accounts. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders. Any certificates representing shares of the Acquired Fund shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Merger Shares as provided herein.

      (e) On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise.

   (5) Expenses, Fees, etc.

      (a) Except as otherwise provided in this Section 5, Gateway Investment Advisers, L.L.C., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund including the costs and expenses of (i) dissolution of the Acquired Fund, including without limitation the costs and expenses of any state or federal filings to terminate the existence of the Existing Trust and deregister the Existing Trust as an investment company, (ii) the letter described in Section 8(c) hereof, (iii) the letter described in Section 8(n) hereof, and (iv) the letter described in Section 8(q) hereof; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

      (b) In the event the transactions contemplated by this Agreement are not consummated, then Gateway Investment Advisers, L.P. agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

      (c) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

      (d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

   (6) Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116, as of the close of business on February 15, 2008, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

   (7) Meeting of Shareholders; Dissolution.

      (a) The Existing Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

      (b) The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Existing Trust in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

      (c) The Acquiring Fund shall have filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

   (8) Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

      (a) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Existing Trust, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2007, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of June 30, 2007 or in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

      (b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Existing Trust certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and each of the Existing Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

      (c) That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent registered public accounting firm of the Existing Trust, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to its attention which caused it to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2007, and for any taxable year or period beginning on January 1, 2008 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

      (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (e) That the Acquiring Fund shall have received an opinion of Thompson Hine LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) the Existing Trust is an Ohio business trust duly formed and validly existing under the laws of the State of Ohio, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the Agreement and Declaration of Trust and By-Laws of the Existing Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Existing Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the New Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Existing Trust enforceable against the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally and other equitable principles; (iii) the Existing Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, to the knowledge of such counsel, violate the Agreement and Declaration of Trust or By-Laws of the Existing Trust, or, to the knowledge of such counsel without having made any investigation, any provision of any material agreement known to such counsel to which the Existing Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel without having made any investigation, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Existing Trust or the Acquired Fund is party or by which either of them is bound; (v) to the knowledge of such counsel without having made any investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or "Blue Sky" laws; (vi) the Existing Trust is registered with the Commission as an investment company under the 1940 Act and the Acquired Fund is duly constituted as a series thereof and, to the knowledge of such counsel, such registration is in full force and effect; and (vii) to the knowledge of such counsel, without having made any investigation, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Existing Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Existing Trust.

      (f) That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 1032 of the Code, no
gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof;
(iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under
Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and (vi) such other matters as the Acquiring Fund may deem necessary or desirable.

      (g) That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations in the New Trust Declaration of Trust and By-Laws or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

      (h) That the Existing Trust shall have received from the Commission and any relevant state securities administrators such order or orders, if any, as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or "Blue Sky" laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      (i) That all actions taken by the Existing Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

      (j) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Existing Trust, as to the tax cost to the Acquired Fund of the Investments delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

      (k) That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

      (l) That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Existing Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and
(iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

      (m) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or "Blue Sky" laws (including any applicable exemptions therefrom) and, to the extent that any examination of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

      (n) That the Acquiring Fund shall have received from the independent registered public accounting firm of the Existing Trust a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

      (o) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      (p) The Acquired Fund shall have timely filed all required federal and state income tax returns for the tax year ended December 31, 2006.

      (q) The Acquired Fund shall have delivered to the Acquiring Fund a letter from the Existing Trust's independent registered public accounting firm dated the Exchange Date stating that such firm reviewed the federal and state income tax returns of the Acquired Fund for the tax year ended December 31, 2006 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liability of the Acquired Fund for the periods covered thereby, or that the Acquired Fund would not qualify as a "regulated investment company" under Section 851 and 852 of the Code.

      (r) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the New Trust or the Acquiring Fund, threatened by the Commission.

   (9) Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

      (a) That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the New Trust, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since the date hereof.

      (b) That the New Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund a document dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the known and unknown liabilities of the Acquired Fund existing as of the Valuation Time.

      (c) That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the New Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the New Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

      (d) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

      (e) That the Acquired Fund shall have received an opinion of Ropes &
Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that (i) the New Trust is an unincorporated voluntary association with transferable shares duly formed and validly existing under the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the New Trust; (ii) this Agreement has been duly authorized, executed and delivered by the New Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Existing Trust on behalf of the Acquired Fund, is a valid and binding obligation of the New Trust, enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally and other equitable principles; (iii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth below, nonassessable by New Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iv) the Registration Statement and all post-effective amendments filed with the Commission on or before the Closing Date, if any, has become effective under the 1933 Act, and based upon oral inquiries to the Commission staff on such date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission; (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, to the knowledge of such counsel, violate the Agreement and Declaration of Trust or By-Laws of the New Trust, or, to the knowledge of such counsel without having made any investigation, any provision of any material agreement known to such counsel to which the New Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel without having made any investigation, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the New Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the New Trust, such counsel may rely upon a certificate of an officer of the New Trust; (vi) to the knowledge of such counsel without having made any investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or "Blue Sky" laws; (vii) the New Trust is registered with the Commission as an investment company under the 1940 Act and, to the knowledge of such counsel, the Commission has not issued to the Acquiring Fund notice of any hearing or other proceeding to consider suspension or revocation of such registration; and (viii) to the knowledge of such counsel, without having made any investigation, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the New Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may also state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired

Fund, its Trustees and its officers. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the New Trust, including certificates with respect to investment restrictions contained in the New Trust's Declaration of Trust or By-Laws or then-current prospectus or statement of additional information.

      Such opinion may also include a statement to the following effect: The Acquiring Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Trust. However, the Agreement and Declaration of Trust of the Acquiring Trust disclaims shareholder liability for acts or obligations of the Acquiring Trust and requires that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by or on behalf of the Acquiring Trust's trustees, officers or otherwise. The Agreement and Declaration of Trust of the Acquiring trust provides that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the Acquiring Trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series (or attributable to the class) of which he or she is or was a shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

      (f) That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under
Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

      (g) That all actions taken by the New Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Thompson Hine LLP.

      (h) That the New Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or "Blue Sky" laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      (i) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      (j) That the Registration Statement on Form N-1A of the New Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the New Trust or the Acquiring Fund, threatened by the Commission.

      (k) That the New Trust shall have (i) included in its Declaration of Trust or By-Laws provisions that indemnify, solely out of assets of the Acquiring Fund and no other assets, the trustees and officers of the Existing Trust on the Exchange Date, and all prior trustees and officers of the Existing Trust, against claims that may be made against such trustees and officers of the Existing Trust in their capacity as such trustees or officers, with such provisions to be substantially similar in form and substance to the provisions under which the trustees and officers of the New Trust are indemnified, and
(ii) obtained on behalf of the Acquiring Fund "tail" liability insurance with the aggregate coverage amount of $10,000,000 and a retention amount of $150,000 per claim ($0 for the trustees) covering claims that may be made against the trustees and the officers of the Existing Trust in their capacity as such trustees or officers for a period of six years following the Exchange Date and
(iii) obtained on behalf of the Acquiring Fund "tail" liability insurance with an aggregate coverage amount of $5,000,000 covering claims that may be made against the independent trustees of the Existing Trust in their capacity as such independent trustees for a period of six years following the Exchange Date. By countersigning this Agreement, Gateway Investment Advisers, L.L.C. agrees that it, and not the New Trust, will pay the premiums incurred in connection with the "tail" insurance referred to in clauses (ii) and (iii) above.

   (10) Existing Trust Trustee and Officer Indemnification and Insurance. The New Trust agrees to (i) take such steps as are necessary to ensure that the provisions in its Declaration and Trust and By-Laws referred to in clause
(i) of Section 9(k) hereof remain in full force and effect, to the maximum extent permitted by applicable law, and (ii) for a period of six years after the Exchange Date, maintain the "tail" insurance referred to in clause (ii) of
Section 9(k) hereof.

   (11) Certain Tax Returns. The Existing Trust and the New Trust hereby agree that the federal tax returns for the tax year ended December 31, 2008, consistent with a reorganization pursuant to Section 368(a)(1)(F) of the Code, will be a single return based on the operations of the Acquired Fund from January 1, 2008 through the Exchange Date and the operations of the Acquiring Fund from the Exchange Date through December 31, 2008.

   (12) Indemnification.

      a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the New Trust and the Trustees and officers of the New Trust (for purposes of this Section 12(a), the "New Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the New Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the New Trust Indemnified Parties may be involved or with which any one or more of the New Trust Indemnified Parties may be threatened by reason of any breach of any representation or warranty of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact contained in the Acquired Fund Prospectus, or, to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund, contained in the Registration Statement or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Existing Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Existing Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the New Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Existing Trust or the Acquired Fund. The New Trust Indemnified Parties will notify the Existing Trust and the

Acquired Fund in writing within ten days after the receipt by any one or more of the New Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such New Trust Indemnified Party as to any matters covered by this Section 12(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 12(a), or, if it so elects, to assume at its expense by counsel satisfactory to the New Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the New Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this
Section 12(a) to indemnify and hold harmless the New Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 12(a) without the necessity of the New Trust Indemnified Parties' first paying the same.

      b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Existing Trust and the Trustees and officers of the Existing Trust (for purposes of this Section 12(b), the "Existing Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Existing Trust Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Existing Trust Indemnified Parties may be involved or with which any one or more of the Existing Trust Indemnified Parties may be threatened by reason of any breach of any representation or warranty of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact (except to the extent based on or derived from the Acquired Fund Prospectus or other documents provided by the Acquired Fund) contained in the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the New Trust or the Acquiring Fund. The Existing Trust Indemnified Parties will notify the New Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Existing Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust Indemnified Party as to any matters covered by this Section 12(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 12(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Existing

Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Existing Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 12(b) to indemnify and hold harmless the Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
Section 12(b) without the necessity of the Trust Indemnified Parties' first paying the same.

   (13) No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Existing Trust or the New Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission payable by either the Existing Trust or the New Trust arising out of the transactions contemplated by this Agreement.

   (14) Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of a majority of the trustees of Existing Trust and a majority of the trustees of New Trust terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

   (15) Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

   (16) Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

   (17) Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto (except that amendments to provisions other than those in Section 5 hereof shall not require the signature of Gateway Investment Advisers, L.P.), and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

   (18) Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

   (19) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   (20) Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the Existing Trust at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209 (fax:
513-719-1199) and to the New Trust at 399 Boylston Street, 6th Floor, Boston, Massachusetts 02116 (fax: 617-449-2880).

   (21) Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

   (22) Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   (23) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   (24) Plan of Reorganization. The parties hereby agree that the Plan of Reorganization for the transactions contemplated hereby is as set forth on the first page of this agreement.

   (25) Declaration of Trust.

      a. A copy of the Agreement and Declaration of Trust of the New Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the New Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the New Trust individually but are binding only upon the assets and property of the Acquiring Fund.

      b. It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Existing Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of the Acquired Fund. The execution and delivery of this Agreement has been authorized by the Trustees of the Gateway Trust on behalf of the Acquired Fund and signed by an authorized officer of the Existing Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officer shall not been deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Existing Trust's Agreement and Declaration of Trust.

                                  *  *  *  *

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

                                            THE GATEWAY TRUST,
                                            on behalf of its Gateway Fund

                                            By:_________________________________
                                            Name: Walter G. Sall
                                            Title: Chairman

                                            GATEWAY TRUST,
                                            on behalf of its Gateway Fund

                                            By:_________________________________
                                            Name: John T. Hailer
                                            Title: President

Agreed and accepted as to Sections 5 and 9(k) only

GATEWAY INVESTMENT ADVISERS, L.L.C.

By:______________________________
Name:
Title:

                                                                     Appendix C

   COMPARISON OF MATERIAL PROVISIONS IN THE TRUSTS' ORGANIZATIONAL DOCUMENTS

   The following chart highlights material differences in the Declarations of Trust and the By-Laws of the Existing Trust and the New Trust, in addition to those discussed under "Declaration of Trust and By-Laws" in the Prospectus/Proxy Statement.

   In some instances provisions that are similar but have differences in language are noted by underscored text showing the differences in the provisions relating to each Trust.

   This summary is qualified in its entirety by reference to the Declarations of Trust and By-Laws, copies of which are attached as exhibits to each Fund's registration statement.

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
No Preemptive Rights                   . Shareholders shall have no           . Shareholders shall have no
                                         preemptive or other right to           preemptive or other right to
                                         receive, purchase or subscribe for     subscribe to any additional Shares
                                         any additional Shares or other         or other securities issued by the
                                         securities issued by the Trust.        Trust.
--------------------------------------------------------------------------------------------------------------------
Election of the Trustees               . The number of Trustees shall be      . The Trustees may fix the number of
                                         prescribed in the By-Laws, except      Trustees, fill vacancies in the
                                         that, subsequent to any sale of        Trustees, including vacancies
                                         Shares pursuant to a public            arising from an increase in the
                                         offering, there shall be not less      number of Trustees, or remove
                                         than three nor more than twenty-one    Trustees with or without cause.
                                         Trustees.
                                                                              . Except to the extent expressly
                                       . Any vacancies occurring in the         provided in a written agreement
                                         Board of Trustees, including           with the Trust, no Trustee
                                         vacancies resulting from increases     resigning and no Trustee removed
                                         in the number of Trustees, may be      shall have any right to any
                                         filled by the Trustees if,             compensation for any period
                                         immediately after filling any such     following his or her resignation or
                                         vacancy, at least two-thirds of the    removal, or any right to damages on
                                         Trustees then holding office shall     account of such removal.
                                         have been elected to such office by
                                         the Shareholders.                    . The Shareholders may fix the number
                                                                                of Trustees and elect Trustees at
                                       . If at any time less than a majority    any meeting of Shareholders called
                                         of the Trustees then holding office    by the Trustees for that purpose
                                         were elected to such office by the     and to the extent required by
                                         Shareholder, the Trustees shall        applicable law, including
                                         call a meeting of Shareholders for     paragraphs (a) and (b) of Section
                                         the purpose of electing Trustees.      16 of the 1940 Act.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
Removal of the Trustees                . A Trustee may be removed with or     . No natural person shall serve as
                                         without cause (i) by vote of a         Trustee after the holders of record
                                         majority of the outstanding Shares     of not less than two-thirds of the
                                         at any meeting called for such         outstanding Shares have declared
                                         purpose, or (ii) by vote of a          that such Trustee be removed from
                                         majority of the Trustees then in       that office either by declaration
                                         office.                                in writing filed with the Trust's
                                                                                custodian or by votes cast in
                                                                                person or by proxy at a meeting
                                                                                called for the purpose. The
                                                                                Trustees shall call a meeting of
                                                                                Shareholders for the purpose of
                                                                                voting upon the question of removal
                                                                                of any Trustee to the extent
                                                                                required by the 1940 Act.
--------------------------------------------------------------------------------------------------------------------
Powers of the Trustees                 . Trustees have general powers         . Trustees have general powers
                                         subject to Chapter 1746 of the Ohio    subject to the Declaration of Trust.
                                         Revised Code and the Declaration of
                                         Trust.                               . The Trustees may terminate one or
                                                                                more committees consisting of one
                                       . The Trustees may terminate, any one    or more Trustees which may exercise
                                         or more committees consisting of       the powers and authority of the
                                         two or more Trustees, including an     Trustees to the extent that the
                                         executive committee which may, when    Trustees determine.
                                         the Trustees are not in session,
                                         exercise some or all of the power    . The Trustees who are not
                                         and authority of the Trustees as       "Interested Persons" (as defined in
                                         the Trustees may determine.            Section 2(a)(19) of the 1940 Act
                                                                                (or exempted from being an
                                       . The Trustees may appoint an            "interested person" by any rule,
                                         advisory board, the members of         regulation or order of the
                                         which shall not be Trustees and        Securities and Exchange
                                         need not be Shareholders.              Commission)) of the Trust shall
                                                                                have the power to hire employees
                                       . There is no similar provision.         and other agents and experts
                                                                                necessary to carry out their
                                                                                duties, as determined by the
                                                                                trustees of the Trust who are not
                                                                                Interested Persons of the Trust in
                                                                                their discretion.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
Payment of Expenses by the Trust or    . There is no similar provision.       . The Trustees shall have the power,
 by Shareholders                                                                as frequently as they may
                                                                                determine, to cause each
                                                                                Shareholder, or each Shareholder of
                                                                                any particular Series or class, to
                                                                                pay directly, in advance or
                                                                                arrears, for charges of the Trust's
                                                                                custodian or transfer, shareholder
                                                                                servicing or similar agent, an
                                                                                amount fixed from time to time by
                                                                                the Trustees, by setting off such
                                                                                charges due from such Shareholder
                                                                                from declared but unpaid dividends
                                                                                owed such Shareholder and/or by
                                                                                reducing the number of Shares in
                                                                                the account of such Shareholder by
                                                                                that number of full and/or
                                                                                fractional Shares which represents
                                                                                the outstanding amount of such
                                                                                charges due from such Shareholder.
--------------------------------------------------------------------------------------------------------------------
Informal Action by the Trustees        . Any action which might be            . There is no similar provision in
                                         authorized or taken by the Trustees    the Declaration of Trust, but see
                                         in a meeting may be taken without a    "Trustees - Action by Consent" in
                                         meeting if a consent to such action    the By-Laws and below in this chart.
                                         in writing, signed by all Trustees
                                         entitled to vote at a meeting
                                         called to take such action, is
                                         filed with the Secretary of the
                                         Trust.
--------------------------------------------------------------------------------------------------------------------
Shareholders' Meetings                 . A meeting of the shareholders of     . Meetings of the Shareholders may be
                                         the Trust or of any one or more        called by the Trustees for the
                                         series of shares may be called at      purpose of electing Trustees and
                                         any time by the Trustees or by the     for other purposes.
                                         Chairman or President of the Trust.*
                                                                              . Notice of any meeting of
                                       . Meetings of the Shareholders shall     Shareholders, stating the time and
                                         be called by the Trustees or such      place of the meeting, shall be
                                         other person as may be specified in    given or caused to be given by the
                                         the By-Laws upon written               Trustees to each Shareholder by
                                         application by Shareholders holding    mailing such notice as specified
                                         at least 10% of the outstanding        therein, or by facsimile or other
                                         Shares of the Trust or any series      electronic transmission.
                                         entitled to vote.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                       . According to the Declaration of
                                         Trust, the Shareholders shall be
                                         entitled to at least seven days'
                                         written notice of any meeting of
                                         the Shareholders. The By-Laws state
                                         that a written notice of each
                                         meeting of shareholders, stating
                                         the place, date and hour and the
                                         purposes of the meeting, shall be
                                         given at least twenty days before
                                         the meeting to each shareholder
                                         entitled to vote by leaving such
                                         notice as specified therein.*
--------------------------------------------------------------------------------------------------------------------
Proxies                                . Proxies must be signed either        . The placing of a Shareholder's name
                                         manually or electronically. A          on a proxy pursuant to telephonic
                                         manually signed proxy may be           or electronically transmitted
                                         delivered in original form or by       instructions obtained pursuant to
                                         photostatic, facsimile or              procedures reasonably designed to
                                         equivalent reproduction. An            verify that such instructions have
                                         electronic signature is acceptable     been authorized by such Shareholder
                                         if it a) reliably establishes the      shall constitute execution of such
                                         identity of the Shareholder or         proxy by or on behalf of such
                                         authorized person, b) reliably         Shareholder.*
                                         establishes that the document or
                                         communication has not been altered,
                                         and c) is made by facsimile or is a
                                         digital signature transmitted by
                                         telephone, internet, telephone
                                         poll, or other means.*
--------------------------------------------------------------------------------------------------------------------
Quorum and Required Vote; Adjournments . The quorum is 33% of the Shares      . Except when a larger quorum is
                                         entitled to vote for the               required by law, by the By-Laws or
                                         transaction of business at a           by the Declaration of Trust, 30% of
                                         Shareholders' meeting.                 the Shares entitled to vote shall
                                                                                constitute a quorum at a
                                       . Any lesser number, however, shall      Shareholders' meeting. When any one
                                         be sufficient for adjournments. Any    or more Series or classes is to
                                         adjourned session or sessions may      vote as a single class separate
                                         be held within a reasonable time       from any other Shares which are to
                                         after the date set for the original    vote on the same matters as a
                                         meeting without the necessity of       separate class or classes, 30% of
                                         further notice.                        the Shares of each such class
                                                                                entitled to vote shall constitute a
                                                                                quorum at a Shareholders' meeting
                                                                                of that class.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                       . Except when a larger vote is         . Any meeting of Shareholders may be
                                         required by any provision of the       adjourned from time to time by a
                                         Declaration of Trust or the            majority of the votes properly cast
                                         By-Laws, when a quorum is present      upon the question, whether or not a
                                         the vote of a majority of the          quorum is present, and the meeting
                                         Shares present shall decide any        may be held as adjourned within a
                                         questions and a plurality shall        reasonable time after the date set
                                         elect a Trustee.                       for the original meeting without
                                                                                further notice.
                                       . When the Trustees have determined
                                         that the matter affects only the     . When a quorum is present at any
                                         interest of one or more series,        meeting, a majority of the Shares
                                         then only Shareholders of such         voted shall decide any questions
                                         series shall be entitled to vote       and a plurality shall elect a
                                         thereon.                               Trustee, except when a larger vote
                                                                                is required by any provision of the
                                                                                Declaration of Trust or the By-Laws
                                                                                or by law. If any question on which
                                                                                the Shareholders are entitled to
                                                                                vote would adversely affect the
                                                                                rights of any Series or class of
                                                                                Shares, the vote of a majority (or
                                                                                such larger vote as is required as
                                                                                aforesaid) of the Shares of such
                                                                                Series or class which are entitled
                                                                                to vote, voting separately, shall
                                                                                also be required to decide such
                                                                                question.
--------------------------------------------------------------------------------------------------------------------
Shareholder Action by Written Consent  . There is no similar provision.       . Any action taken by Shareholders
                                                                                may be taken without a meeting if
                                                                                Shareholders holding a majority of
                                                                                the Shares entitled to vote on the
                                                                                matter (or such larger proportion
                                                                                thereof as shall be required) and
                                                                                holding a majority (or such larger
                                                                                proportion as aforesaid) of the
                                                                                Shares of any Series or class
                                                                                entitled to vote separately on the
                                                                                matter consent to the action in
                                                                                writing and such written consents
                                                                                are filed with the records of the
                                                                                meetings of
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              Shareholders. Such consent shall be
                                                                              treated for all pur-poses as a vote
                                                                              taken at a meeting of Shareholders.
--------------------------------------------------------------------------------------------------------------------
Distributions                          . There is no similar provision.       . If the net income of any Series or
                                                                                class determined at any time is a
                                                                                negative amount, the pro rata share
                                                                                of such negative amount allocable
                                                                                to each Shareholder of such Series
                                                                                or class shall constitute a
                                                                                liability of such Shareholder to
                                                                                that Series or class which shall be
                                                                                paid out of such Shareholder's
                                                                                account at such times and in such
                                                                                manner as the Trustees may from
                                                                                time to time determine (x) out of
                                                                                the accrued dividend account of
                                                                                such Shareholder, (y) by reducing
                                                                                the number of Shares of that Series
                                                                                or class in the account of such
                                                                                Shareholder or (z) otherwise.
--------------------------------------------------------------------------------------------------------------------
Redemptions and Repurchases            . See New Trust.                       . Contains similar provision as that
                                                                                in the Existing Trust and also the
                                                                                provision below.

                                                                              . Payment for Shares shall be made by
                                                                                the Trust to the Shareholder within
                                                                                seven days after the date on which
                                                                                the request for redemption of
                                                                                Shares is made.
--------------------------------------------------------------------------------------------------------------------
Payment in Kind                        . See New Trust.                       . Contains similar provision as that
                                                                                in the Existing Trust and also the
                                                                                provision below.

                                                                              . In no case shall the Trust be
                                                                                liable for any delay of any
                                                                                corporation or other person in
                                                                                transferring securities selected
                                                                                for delivery as all or part of any
                                                                                payment in kind.
--------------------------------------------------------------------------------------------------------------------
Redemptions at the Option of the Trust . The Trust shall have the right at    . The Trust shall have the right at
                                         its option and at any time to          its option and at any time to
                                         redeem Shares of any                   redeem Shares of any
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                       Shareholder at the net asset value     Shareholder at the net asset value
                                       thereof as determined in accordance    thereof (i) if the Trust-ees
                                       with the Declara-tion of Trust if at   determine that such Shareholder is
                                       such time such Shareholder owns fewer  engaging in conduct that is harmful
                                       Shares than an amount de-termined      to the Trust or any Series or class;
                                       from time to time by the Trustees.     or (ii) if the Trustees other-wise
                                                                              determine such re-demption to be
                                                                              necessary or appropriate.
--------------------------------------------------------------------------------------------------------------------
Additional Provisions Relating to      . The completion of redemption of      . There is no similar provision.
 Redemptions and Repurchases             Shares shall constitute a full
                                         discharge of the Trust and the
                                         Trustees with respect to such
                                         Shares, and the Trustees may
                                         require that any certificate or
                                         certificates issued by the Trust to
                                         evidence ownership of such Shares
                                         shall be surrendered to the
                                         Trustees for cancellation or
                                         notation.
--------------------------------------------------------------------------------------------------------------------
Determination of Net Asset Value       . Provides more detailed provisions    . Requires determination to be
                                         not contained in New Trust             consistent with 1940 Act and made
                                         Declaration of Trust.                  by the Trustees or officers or
                                                                                agents designated from time to
                                                                                time.*
--------------------------------------------------------------------------------------------------------------------
Limitation of Liability                . The Trustees shall not be            . No Trustee, officer, employee or
                                         responsible or liable in any event     agent of the Trust shall be subject
                                         for any neglect or wrongdoing of       to any liability to any person in
                                         any officer, agent, employee,          connection with Trust property or
                                         adviser or principal underwriter of    the affairs of the Trust, and no
                                         the Trust, nor shall any Trustee be    Trustee shall be responsible or
                                         responsible for the act or omission    liable in any event for any neglect
                                         of any other Trustee.                  or wrong-doing of any officer,
                                                                                agent, employee, manager or
                                                                                principal underwriter of the Trust
                                                                                or for the act or omission of any
                                                                                other Trustee.

                                                                              . No Trustee who has special skills
                                                                                or expertise, or as having any
                                                                                other special appointment,
                                                                                designation or identification,
                                                                                shall (x) be held to a higher
                                                                                standard of
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              care by virtue thereof or (y) be
                                                                              limited with respect to any
                                                                              indemnification to which such Trustee
                                                                              would otherwise be entitled.
--------------------------------------------------------------------------------------------------------------------
Indemnification - General              . The Trust shall indemnify any        . The Trust shall indemnify each of
                                         person who was or is a party or is     its Trustees and officers against
                                         threatened to be made a party to       all liabilities and expenses before
                                         any action or suit, other than an      any court or administrative or
                                         action by or in the right of the       legislative body, by reason of any
                                         Trust, by reason of the fact that      alleged act or omission as a
                                         such person is or was a trustee,       Trustee or officer.
                                         officer, employee or agent of the
                                         Trust, against expenses, judgments,  . Also, the Trust shall indemnify any
                                         fines, and amounts paid in             person who served as a Trustee or
                                         settlement and reasonably incurred     officer of The Gateway Trust prior
                                         in connection with such action.        to the reorganization of The
                                                                                Gateway Trust into the Trust
                                       . No Person shall be indemnified         against all liabilities and
                                         against any liability to the Trust     expenses.
                                         or its shareholders to which such
                                         person would otherwise be subject    . No Trustee or officer of the Trust
                                         by reason of willful misfeasance,      or former Trustee or officer of The
                                         bad faith, gross negligence, or        Gateway Trust shall be indemnified
                                         reckless disregard of the duties       against any liability to the Trust
                                         involved in the conduct of such        or its shareholders or The Gateway
                                         person's office.                       Trust or its shareholders by reason
                                                                                of willful misfeasance, bad faith,
                                       . The termination of any action,         gross negligence or reckless
                                         suit, or proceeding by judgment,       disregard of the duties involved in
                                         order, settlement, or conviction,      the conduct of such office.
                                         or upon a plea of nolo contendere
                                         or its equivalent, shall not, of
                                         itself, create a presumption that
                                         the person did not act in good
                                         faith and in a manner such person
                                         reasonably believed to be in or not
                                         opposed to the best interests of
                                         the Trust and, with respect to any
                                         criminal action or proceeding, such
                                         person had reasonable cause to
                                         believe that his or her conduct was
                                         unlawful.
--------------------------------------------------------------------------------------------------------------------
Indemnification of Shareholders        . There is no similar provision;       . In case any Shareholder or former
                                         however Chapter 1746 of the Ohio       Shareholder shall be held to be
                                         Revised Code provides that             personally liable solely by reason
                                         liability to third persons for an      of his or her being or having been a
                                         act,
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                       omission, or obligation of a business  Shareholder of the Trust or of a trust shall not extend to the holders  particular Series or class and not
                                       of the shares of beneficial interest   because of his or her acts or
                                       in such business trust.                omissions or for some other reason,
                                                                              the Shareholder or former Shareholder
                                                                              (or his or her heirs, executors,
                                                                              administrators or other legal
                                                                              representatives or, in the case of a
                                                                              corporation or other en-tity, its
                                                                              corporate or other general successor)
                                                                              shall be entitled out of the assets
                                                                              of the Series (or attributable to the
                                                                              class) of which he or she is a
                                                                              Shareholder or former Shareholder to
                                                                              be held harm-less from and
                                                                              indemnified against all loss and
                                                                              expense arising from such liability.
--------------------------------------------------------------------------------------------------------------------
Procedures for Derivative Actions      . There is no similar provision.       . No Shareholder shall have the right
                                                                                to bring or maintain any court
                                                                                action, proceeding or claim on
                                                                                behalf of the Trust or any Series
                                                                                without first making demand on the
                                                                                Trustees requesting the Trustees to
                                                                                bring or maintain such action,
                                                                                proceeding or claim.

                                                                              . Such demand shall not be excused
                                                                                under any circumstances, including
                                                                                claims of alleged interest on the
                                                                                part of the Trustees, unless the
                                                                                plaintiff makes a specific showing
                                                                                that irreparable nonmonetary injury
                                                                                to the Trust or series or class of
                                                                                Shares would otherwise result.
--------------------------------------------------------------------------------------------------------------------
                                                                              . Such demand shall be mailed to the
                                                                                Secretary of the Trust at the
                                                                                Trust's principal office and shall
                                                                                set forth in reasonable detail the
                                                                                nature of the proposed court
                                                                                action, proceeding or claim and the
                                                                                essential facts relied upon by
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              the Shareholder to support the
                                                                              allegations made in the demand.

                                                                              . The Trustees shall consider such
                                                                                demand within 45 days of its
                                                                                receipt by the Trust. In their sole
                                                                                discretion, the Trustees may submit
                                                                                the matter to a vote of
                                                                                Shareholders of the Trust or
                                                                                Series, as appropriate. Any
                                                                                decision by the Trustees to bring,
                                                                                maintain or settle (or not to
                                                                                bring, maintain or settle) such
                                                                                court action, proceeding or claim,
                                                                                or to submit the matter to a vote
                                                                                of Shareholders, shall be made by
                                                                                the Trustees in their business
                                                                                judgment and shall be binding upon
                                                                                the Shareholders.
--------------------------------------------------------------------------------------------------------------------
Indemnification - Direct Action        . There are no similar provisions.     . No class of Shareholders shall have
                                                                                the right to bring or maintain a
                                                                                direct action or claim for monetary
                                                                                damages against the Trust or the
                                                                                Trustees predicated upon an express
                                                                                or implied right of action under
                                                                                the Declaration of Trust or the
                                                                                1940 Act (excepting rights of
                                                                                action permitted under section
                                                                                36(b) of the 1940 Act), nor shall
                                                                                any single Shareholder who is
                                                                                similarly situated to one or more
                                                                                other Shareholders with respect to
                                                                                the alleged injury have the right
                                                                                to bring such an action, unless the
                                                                                class of Shareholders or
                                                                                Shareholder has obtained
                                                                                authorization from the Trustees to
                                                                                bring the action.

                                                                              . The requirement of authorization
                                                                                shall not be excused under any
                                                                                circumstances, including claims of
                                                                                alleged interest on the part of the
                                                                                Trustees. A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              request for authorization shall be
                                                                              mailed to the Secre-tary of the Trust
                                                                              at the Trust's principal office and
                                                                              shall set forth with partic-ularity
                                                                              the nature of the pro-posed court
                                                                              action, proceeding or claim and the
                                                                              essential facts relied upon by the
                                                                              class of Shareholders or Shareholder
                                                                              to support the allegations made in
                                                                              the re-quest.

                                                                              . The Trustees shall consider such
                                                                                request within 45 days of its
                                                                                receipt by the Trust. In their sole
                                                                                discretion, the Trustees may submit
                                                                                the matter to a vote of
                                                                                Shareholders of the Trust or series
                                                                                or class of Shares, as appropriate.
                                                                                Any decision by the Trustees to
                                                                                settle or to authorize (or not to
                                                                                settle or to authorize) such court
                                                                                action, proceeding or claim, or to
                                                                                submit the matter to a vote of
                                                                                Shareholders, shall be made in
                                                                                their business judgment and shall
                                                                                be binding on all Shareholders.
--------------------------------------------------------------------------------------------------------------------
Procedures for Indemnification         . Any indemnification, unless ordered  . As to any matter disposed of
                                         by a court, shall be made by the       (whether by a compromise payment,
                                         Trust only as authorized in the        pursuant to a consent decree or
                                         specific case upon a determination     otherwise) without an adjudication
                                         that indemnification of the            by a court, or by any other body
                                         trustee, director, officer,            before which the proceeding was
                                         employee or agent is proper in the     brought, that such Covered Person
                                         circumstances because such person      has not acted in good faith in the
                                         has met the applicable standard of     reasonable belief that such Covered
                                         conduct.                               Person's action was in the best
                                                                                interests of the Trust or is liable
                                       . Such determination shall be made as    to the Trust or its Shareholders by
                                         follows:                               reason of willful misfeasance, bad
                                                                                faith, gross negligence or reckless
                                       (a) by a majority vote of a quorum       disregard of the
                                           consisting of Trustees of the
                                           Trust who
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                         were not and are not parties to or   duties involved in the con-duct of
                                         threatened with any such action,     his or her office, in-demnification
                                         suit, or proceeding, or              shall be provided if

                                       (b) if the quorum is not obtainable    (a) approved, after notice that it
                                           or if a majority vote of a quorum      involves such indemnification, by
                                           of disinterested Trustees so           at least a majority of the
                                           directs, in a written opinion by       disinterested Trustees acting on
                                           independent legal counsel other        the matter (provided that a
                                           than an attorney, or a firm            majority of the disinterested
                                           having associated with it an           Trustees then in office act on
                                           attorney, who has been retained        the matter) upon a determination,
                                           by or who has performed services       based upon a review of readily
                                           for the Trust or any person to be      available facts (as opposed to a
                                           indemnified within the past five       full trial type inquiry) that
                                           years, or                              such Covered Person has acted in
                                                                                  good faith in the reasonable
                                       (c) by the shareholders, or                belief that such Covered Person's
                                                                                  action was in the best interests
                                       (d) by the court of common pleas or        of the Trust and is not liable to
                                           the court in which such action,        the Trust or its Shareholders by
                                           suit, or proceeding was brought.       reason of willful misfeasance,
                                                                                  bad faith, gross negligence or
                                       . Any determination made by the            reckless disregard of the duties
                                         disinterested Trustees under clause      involved in the conduct of his or
                                         (a) or by independent legal counsel      her office, or
                                         under clause (b) shall be promptly
                                         communicated to the person who       (b) there has been obtained an
                                         threatened or brought the action or      opinion in writing of independent
                                         suit by or in the right of the           legal counsel, based upon a
                                         Trust, and within ten days after         review of readily available facts
                                         receipt of such notification, such       (as opposed to a full trial type
                                         person shall have the right to           inquiry) to the effect that such
                                         petition the Court of Common Pleas       Covered Person appears to have
                                         or the court in which such action        acted in good faith in the
                                         or suit was brought to review the        reasonable belief that such
                                         reasonableness of such                   Covered Person's action was in
                                         determination.                           the best interests of the Trust
                                                                                  and that such indemnification
                                                                                  would not protect such Covered
                                                                                  Person against any liability to
                                                                                  the Trust to which such
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                                Covered Person would otherwise be
                                                                                subject by reason of willful
                                                                                misfeasance, bad faith, gross
                                                                                negligence or reckless disregard of
                                                                                the duties involved in the conduct
                                                                                of his or her office.*

                                                                              Any approval pursuant to this
                                                                              provision shall not prevent the
                                                                              recovery from any Cov-ered Person of
                                                                              any amount paid to such Covered
                                                                              Person in accordance with this
                                                                              provi-sion as indemnification if such
                                                                              Covered Person is sub-sequently
                                                                              adjudicated by a court of competent
                                                                              juris-diction to have been liable to
                                                                              the Trust or its Shareholders by
                                                                              reason of willful mis-feasance, bad
                                                                              faith, gross neg-ligence or reckless
                                                                              disregard of the duties involved in
                                                                              the conduct of such Covered Per-son's
                                                                              office.*
--------------------------------------------------------------------------------------------------------------------
Advances                               . Advances are not available if the    . Expenses, including counsel fees so
                                         only liability asserted against a      incurred by any such Covered Person
                                         Trustee in an action, suit, or         (but excluding amounts paid in
                                         proceeding is one which, if            satisfaction of judgments, in
                                         asserted against the director of an    compromise or as fines or
                                         Ohio corporation, would subject        penalties), shall be paid from time
                                         such director to liability pursuant    to time by the Trust to a Trustee
                                         to Section 1701.95 of the Ohio         who is not an "interested person"
                                         Revised Code.                          of the Trust and may be paid from
                                                                                time to time by the Trust to a
                                       . To receive advances, the Trustee       Trustee who is an "interested
                                         must provide an undertaking in         person" of the Trust or to an
                                         writing by or on behalf of the         officer in advance of the final
                                         Trustee in which the Trustee agrees    disposition of any such action,
                                         to do both of the following: (i)       suit or proceeding upon receipt of
                                         repay such amount if it is proved      an undertaking by or on behalf of
                                         by clear and convincing evidence in    such Covered Person to repay
                                         a court of competent jurisdiction      amounts so paid to the Trust if it
                                         that the Trustee's action or           is ultimately determined that
                                         failure to act
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                       involved an act or omission            indemnification of such expenses is
                                       undertaken with deliberate intent to    not authorized.*
                                       cause injury to the Trust or
                                       undertaken with reckless disregard     . Either (a) such Covered Person
                                       for the best interests of the Trust,     shall have provided appropriate
                                       and (ii) reasonably cooperate with       security for such undertaking, (b)
                                       the Trust concerning the action,         the Trust shall be insured against
                                       suit, or proceeding.                     losses arising from any such
                                                                                advance payments or
                                       . Unless a majority of a quorum of     (c) either a majority of the
                                         the disinterested Trustees, or        disinterested Trustees acting on the
                                         independent legal counsel (other      matter (provided that a majority of
                                         than an attorney, or a firm having    the disinterested Trustees then in
                                         associated with it an attorney, who   office act on the matter), or
                                         within the past five years has been   independent legal counsel in a
                                         retained by or has performed          written opinion, shall have
                                         services for the Trust or any         determined, based upon a review of
                                         person to be indemnified) in a        readily available facts (as opposed
                                         written opinion, shall determine,     to a full trial type inquiry) that
                                         based on a review of readily          there is reason to believe that such
                                         available facts (as opposed to a      Covered Person will be found
                                         full trial-type inquiry), that        entitled to indemnification.*
                                         there is good reason to believe
                                         that such person will be entitled    . For purposes of the determination
                                         to indemnification, (i) the person     or opinion referred to in clause
                                         receiving such advance payments        (c), the majority of disinterested
                                         shall provide security for such        Trustees acting on the matter or
                                         undertaking to repay, or (ii) the      independent legal counsel, as the
                                         Trust shall be insured against         case may be, shall afford the
                                         losses arising by reason of such       Covered Person a rebuttable
                                         person's failure to fulfill such       presumption that the Covered Person
                                         undertaking.                           has not engaged in willful
                                                                                misfeasance, bad faith, gross
                                                                                negligence or reckless disregard of
                                                                                the duties involved in the conduct
                                                                                of such Covered Person's office.*
--------------------------------------------------------------------------------------------------------------------
Trustees, Shareholders, etc. Not       . See New Trust.                       . Contains similar provision as that
 Personally Liable Notice                                                       in the Existing Trust and also the
                                                                                provision below.

                                                                              . Every note, bond, contract,
                                                                                instrument, certificate or
                                                                                undertaking made or issued on
                                                                                behalf of the Trust by the
                                                                                Trustees, by any officer or
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              officers or otherwise shall give
                                                                              notice that the Declara-tion of Trust
                                                                              is on file with the Secretary of the
                                                                              Commonwealth of Massachusetts and
                                                                              shall re-cite that the same was
                                                                              exe-cuted or made by or on behalf of
                                                                              the Trust or by them as Trustee or
                                                                              Trustees or as officer or officers or
                                                                              otherwise and not in-dividually and
                                                                              that the obligations of such
                                                                              instru-ment are not binding upon any
                                                                              of them or the Share-holders
                                                                              individually but are binding only
                                                                              upon the assets and property of the
                                                                              Trust or upon the assets belonging to
                                                                              the Series or attributable to the
                                                                              class for the benefit of which the
                                                                              Trustees have caused the note, bond,
                                                                              con-tract, instrument, certificate or
                                                                              undertaking to be made or issued, and
                                                                              may contain such further recital as
                                                                              he or she or they may deem
                                                                              appropriate, but the omission of any
                                                                              such recital shall not operate to
                                                                              bind any Trustee or Trustees or
                                                                              officer or officers or Shareholders
                                                                              or any other person individually.
--------------------------------------------------------------------------------------------------------------------
Duration and Termination of Trust      . The Trust or any series may be       . The Trust or any Series or class
                                         terminated at any time by vote of      may be terminated at any time by
                                         Shareholders holding at least a        vote of at least 66 2/3% of the
                                         majority of the Shares of each         Shares of each Series entitled to
                                         series entitled to vote or by the      vote and voting separately by
                                         Trustees by written notice to the      Series, or by the Trustees by
                                         Shareholders.                          written notice to the Shareholders.

                                                                              . Nothing in the Declaration of Trust
                                                                                or the By-Laws shall restrict the
                                                                                power of the Trustees to terminate
                                                                                any Series or class of Shares by
                                                                                written notice to the Shareholders
                                                                                of such Series,
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              whether or not such Share-holders
                                                                              have voted (or are proposed to vote)
                                                                              with re-spect to a merger,
                                                                              reorganization, sale of assets or
                                                                              similar transaction involv-ing such
                                                                              Series or class of Shares.
--------------------------------------------------------------------------------------------------------------------
Reorganizations                        . The Trustees have the power and      . The Trust, or any one or more
                                         authority to sell or exchange any      Series of the Trust, may, either as
                                         or all of the assets of the Trust.     the successor, survivor or
                                                                                non-survivor, (1) consolidate or
                                                                                merge with one or more other
                                                                                trusts, series, sub-trusts,
                                                                                partnerships, limited liability
                                                                                companies, associations or
                                                                                corporations organized under the
                                                                                laws of the Commonwealth of
                                                                                Massachusetts or any jurisdiction,
                                                                                to form a consolidated or merged
                                                                                trust, series, sub-trust,
                                                                                partnership, limited liability
                                                                                company, association or corporation
                                                                                under the laws of any jurisdiction
                                                                                under the laws of which any one of
                                                                                the constituent entities is
                                                                                organized or (2) transfer all or a
                                                                                substantial portion of its assets
                                                                                to one or more other trusts,
                                                                                series, sub-trusts, partnerships,
                                                                                limited liability companies,
                                                                                associations or corporations
                                                                                organized under the laws of the
                                                                                Commonwealth of Massachusetts or
                                                                                any other jurisdiction, or have one
                                                                                or more such trusts, series,
                                                                                sub-trusts, partnerships, limited
                                                                                liability companies, associations
                                                                                or corporations transfer all or a
                                                                                substantial portion of its assets
                                                                                to it, any such consolidation,
                                                                                merger or transfer to be upon such
                                                                                terms and conditions as are
                                                                                specified in an agreement and plan
                                                                                of reorganization authorized and
                                                                                approved by the Trustees and
                                                                                entered into by the Trust, or one
                                                                                or more Series, as the case may be,
                                                                                in
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              connection therewith. Unless
                                                                               otherwise required by applicable
                                                                               law, any such consolidation, merger
                                                                               or transfer may be authorized by
                                                                               vote of a majority of the Trustees
                                                                               then in office without the approval
                                                                               of Shareholders of the Trust or
                                                                               relevant Series.
--------------------------------------------------------------------------------------------------------------------
Applicable Law                         . State of Ohio                        . Commonwealth of Massachusetts
--------------------------------------------------------------------------------------------------------------------
Amendments                             . Declaration of Trust may be amended  . Except as specifically provided in
                                         at any time by an instrument in        the Declaration of Trust, the
                                         writing signed by a majority of the    Trustees may without shareholder
                                         then Trustees when authorized to do    vote amend or otherwise supplement
                                         so by a vote of Shareholders           the Declaration of Trust by making
                                         holding a majority of the shares of    an amendment, a Declaration of
                                         each series entitled to vote.          Trust supplemental hereto or an
                                                                                amended and restated Declaration of
                                       . Except an amendment which affects      Trust.
                                         the holders of one or more series
                                         of shares but not the holders of     . Unlike the Existing Trust,
                                         all outstanding series shall be        Shareholders only have the right to
                                         authorized by vote of the              vote (a) on any amendment that
                                         Shareholders holding a majority of     would affect their right to vote;
                                         the shares entitled to vote of each    (b) on any amendment to Section 8,
                                         series affected and no vote of         Amendments; (c) on any amendment as
                                         Shareholders of a series not           may be required by law or by the
                                         affected shall be required.            Trust's registration statement
                                                                                filed with the Commission; and (d)
                                       . Amendments having the purpose of       on any amendment submitted to them
                                         (i) changing the name of the trust,    by the Trustees.
                                         (ii) adding or terminating any
                                         series of shares, or fixing or
                                         eliminating the par value or
                                         changing the designation thereof,
                                         or (iii) supplying any omission,
                                         curing any ambiguity, correcting or
                                         supplementing any defective or
                                         inconsistent provision, shall not
                                         require authorization by
                                         shareholder vote.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
Trustees - Notice                      . Trustees shall be given at least     . Notice of a special meeting must be
                                         seven days' notice of a special        given either 24 or 48 hours in
                                         meeting.*                              advance, depending on the means of
                                                                                delivery.*
                                       . Notice of a special meeting or a
                                         waiver of a notice shall specify     . Except as required by law, neither
                                         the purposes of the meeting.*          notice of a meeting nor a waiver of
                                                                                a notice need specify the purposes
                                                                                of the meeting.*
--------------------------------------------------------------------------------------------------------------------
Trustees - Action by Consent           . Any action required or permitted to  . Except as required by law, any
                                         be taken at any meeting of the         action required or permitted to be
                                         Trustees or any committee thereof      taken at any meeting of the
                                         may be taken without a meeting, if     Trustees may be taken without a
                                         a written consent of such action is    meeting if a majority of the
                                         unanimously signed by the Trustees     Trustees (or such larger proportion
                                         then in office or unanimously by       thereof as shall be required by any
                                         the members of such committee, as      express provision of the
                                         the case may be, and such written      Declaration of Trust or these
                                         consent is filed with the minutes      By-Laws) consent to the action in
                                         of the proceedings of the Trustees     writing and such written consents
                                         or such committee.*                    are filed with the records of the
                                                                                meetings of the Trustees.*
--------------------------------------------------------------------------------------------------------------------
Chairman/Chairing of Meetings          . The Chairman shall be the chief      . Except as the Trustees or the
                                         executive officer of the Trust.        By-Laws shall otherwise determine
                                         Unless the Trustees otherwise          or provide, the Chairman will
                                         provide, the Chairman, or in the       preside at all meetings of the
                                         absence of the Chairman, the           Shareholders and of the Trustees.
                                         President, or any Trustee chosen by    Except to the extent the Trustees
                                         the Trustees, shall preside at all     otherwise determine, if the
                                         meetings of the shareholders and of    Chairman is absent for a meeting of
                                         the Trustees.*                         the Board of Trustees or if there
                                                                                is no Chairman, either the Chairman
                                                                                of the Contract Review and
                                                                                Governance Committee or the
                                                                                Chairman of the Audit Committee
                                                                                shall preside, as determined by the
                                                                                Board of Trustees. Except as the
                                                                                Trustees otherwise determine, if
                                                                                the Chairman is absent for a
                                                                                meeting of the Shareholders, the
                                                                                President of the Trust or such
                                                                                other officer of the Trust as is
                                                                                designated by the President
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Existing Trust                            New Trust
--------------------------------------------------------------------------------------------------------------------
                                                                              shall preside. If the Trustees
                                                                               determine to have two or more
                                                                               Co-Chairmen of the Board, the duties
                                                                               of Chairman (including presiding at
                                                                               meetings of the Trustees) shall be
                                                                               shared among the Co-Chairmen in such
                                                                               manner as the Trustees may from time
                                                                               to time determine.*
--------------------------------------------------------------------------------------------------------------------
Retirement of Trustees                 . Any Trustee who reaches the age of   . There is no similar provision.
                                         75 can no longer serve as a Trustee
                                         for the Trust and is considered
                                         retired effective upon reaching
                                         such age.*
--------------------------------------------------------------------------------------------------------------------
Record Date                            . The record date shall be not more    . The record date shall be not more
                                         than 60 days before the date of any    than 90 days before the date of any
                                         meeting of shareholders or the date    meeting of shareholders or the date
                                         for the payment of any dividend or     for the payment of any dividend or
                                         making of any other distribution to    of any distribution.*
                                         shareholders.*
--------------------------------------------------------------------------------------------------------------------

   Provisions marked with * are in the By-Laws. The rest of the provisions are in the applicable Declaration of Trust.

                                                                     Appendix D

                 SHARES OUTSTANDING AND OWNERSHIP INFORMATION

Shares Outstanding of the Existing Fund (unaudited)

   As of November 21, 2007, the number of shares outstanding of the Existing Fund entitled to vote at the Meeting was 146,468,902.

Ownership of Shares (unaudited)

   As of October 31, 2007, (i) the Trustees and officers of the Existing Trust, as a group, owned 1.32%* of the shares of the Existing Fund, and (ii) as of November 21, 2007 the Trustees and officers of the New Trust, as a group, owned less than one percent of each class of shares of the New Fund. As of November 21, 2007, the following shareholders of record owned 5% or more of the outstanding shares of the noted Fund.

                     Name and Address of Record      Number of   Percentage of
  Fund and Class              Owner**               Shares Owned Shares Owned
  -------------- ---------------------------------- ------------ -------------
  Existing Fund  Charles Schwab and Company, Inc.    34,738,668      23.72%
                 Reinvest Account Special Custody
                 Account for Mutual Fund Department
                 101 Montgomery Street
                 San Francisco, CA 94104

                 National Financial Services Corp.   16,639,655      11.36%
                 Exclusive Benefit of our Customer
                 Attn: Reconciliation
                 P.O. Box 3908 Church St. Station
                 New York, NY 10008

* This includes accounts held in a fiduciary capacity in which the Existing Fund's adviser has investment authority (investment and voting power) as defined in the Investment Company Act of 1940.
** Such ownership may be beneficially held by individuals or entities other than the owner listed.

Ownership of Shares Upon Consummation of Reorganization (unaudited)

   As of November 21, 2007, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund upon the consummation of the Reorganization.

                                                               Percentage of Shares
                                                                    Owned Upon
                                                   Number of     Consummation of
Fund and Class Name and Address of Record Owner*  Shares Owned   Reorganization**
-------------- ---------------------------------- ------------ --------------------
   New Fund    Charles Schwab and Company, Inc.    34,738,668         23.72%
   Class A     Reinvest Account Special Custody
               Account for Mutual Fund Department
               101 Montgomery Street
               San Francisco, CA 94104

               National Financial Services Corp.   16,639,655         11.36%
               Exclusive Benefit of our Customer
               Attn: Reconciliation
               P.O. Box 3908 Church St. Station
               New York, NY 10008

* Such ownership may be beneficially held by individuals or entities other than the owner listed.
** The column captioned "Percentage of Shares Owned Upon Consummation of
   Reorganization" assumes the Reorganization was consummated on November 21, 2007 and is for informational purposes only. No assurances can be given as to how many shares of the New Fund will be received by the shareholders of the Existing Fund on the actual date on which the Reorganization will take place and the foregoing should not be relied upon to reflect the number of shares of the New Fund that actually will be received on or after such date.

                                                                     Appendix E

   The following highlights the differences in the Existing Fund's and the New Fund's investment restrictions. For purposes of this discussion, a "fundamental" investment restriction is one that may not be changed without a shareholder vote:

              Existing Fund Investment     New Fund Investment
                    Restrictions               Restrictions
              -----------------------------------------------------

                               Diversification
              -----------------------------------------------------
              The Existing Fund may      The New Fund has no
              not purchase any           similar investment
              security (other than U.    re-striction and will be
              S. government              subject to the
              obligations) if, as a      restrictions imposed on
              result thereof, less       a diversified management
              than 75% of the value of   investment company under
              the Existing Fund's        the Investment Company
              total assets is            Act of 1940.
              represented by cash and
              cash items (including
              receivables),
              gov-ernment securities
              and other securities
              which, for purposes of
              this calculation, are
              limited in respect of
              any one issuer to an
              amount not greater in
              value than 5% of the
              value of the Existing
              Fund's total assets and
              to not more than 10% of
              the out-standing voting
              securities of such
              issuer. All of the funds
              in the Trust taken as a
              group also must satisfy
              this 10% test.

              The Existing Fund may
              not purchase any
              secu-rity, if, as a
              result, it would then
              hold more than 10% of
              any class of securities
              of an issuer (treating
              all classes of common
              stock as a single class,
              preferred issue as a
              single class, and debt
              as a single class).
              -----------------------------------------------------

              The Existing Fund may      The New Fund has no
              not purchase any           similar investment
              secu-rity, if, as a        re-striction and will be
              result it would then       subject to the
              hold more than 10% of      restrictions im-posed on
              the outstanding voting     a diversified management
              securities of an issuer.   investment company under
                                         the Investment Company
                                         Act of 1940.
              -----------------------------------------------------

                                Concentration
              -----------------------------------------------------

              The Existing Fund may      The New Fund will not
              not concentrate the        purchase any security
              investments in a single    (other than U.S.
              industry nor invest more   government securities)
              than 25% of the current    if, as a result, 25% or
              value of its total         more of the New Fund's
              assets in a single         total as-sets (taken at
              industry.                  current value) would be
                                         invested in any one
                                         industry.

                                         (For purposes of this
                                         restriction, telephone,
                                         gas and electric public
                                         utilities are each
                                         regarded as separate
                                         industries and finance
                                         companies whose
                                         financing activities are
                                         related primarily to the
                                         activities of their
                                         parent companies are
                                         classified in the
                                         industry of their
                                         parents. For purposes of
                                         this restriction with
                                         regard to bank
                                         obligations, bank
                                         obligations are
                                         considered to be one
                                         in-dustry, and
                                         asset-backed securities
                                         are not considered to be
                                         bank obligations).

              Existing Fund Investment    New Fund Investment
                    Restrictions              Restrictions
              ---------------------------------------------------

                                 Short Sales
              ---------------------------------------------------
              The Existing Fund may     The New Fund may not
              not make short sales of   make short sales of
              securities or maintain a  secu-rities or maintain
              short position (a)        a short position, except
              unless, at all times      that the New Fund may
              when a short position is  make any short sales or
              open, the Existing Fund   maintain any short
              owns an equal amount of   positions where the
              such securities or        short sales or short
              securities convertible    positions would not
              into or ex-changeable     constitute "senior
              (without payment of any   securities" under the
              further con-sideration)   1940 Act.
              for securities of the
              same issue as, and equal
              in amount to, the
              securities sold short,
              and (b) unless not more
              than 10% of the Existing
              Fund's net assets (taken
              at current value) are
              held as collateral for
              such sales at any one
              time. It is the present
              intention of management
              to make such sales only
              for the purpose of
              deferring real-ization
              of gain or loss for
              federal income tax
              purposes. It is the
              present intention of
              manage-ment that short
              sales of securities
              subject to out-standing
              options will not be made.
              ---------------------------------------------------

                                  Borrowing
              ---------------------------------------------------
              The Existing Fund may     The New Fund may not
              not borrow money ex-cept  borrow money, except to
              as a temporary measure    the extent permitted
              for extraordinary or      under the 1940 Act.
              emergency purposes and
              then only from banks and
              only in amounts not in
              excess of 5% of its
              total assets (except to
              meet redemption
              requests), taken at the
              lower of cost or market.
              In order to meet
              redemption requests
              without immediately
              selling any portfolio
              securities, it may
              borrow an amount up to
              25% of the value of its
              total assets including
              the amount borrowed. If,
              due to market
              fluctuations or other
              reasons, the value of
              its as-sets falls below
              400% of its borrowing,
              the Exist-ing Fund will
              reduce its borrowing
              which may result in it
              being required to sell
              securities at a time
              when it may otherwise be
              disadvantageous to do
              so. This borrowing is
              not for investment
              leverage but solely to
              facilitate management of
              the portfolio by
              enabling the Existing
              Fund to meet redemption
              requests where the
              liquidation of portfolio
              securities is deemed to
              be incon-venient or
              disadvantageous.
              However, the Exist-ing
              Fund might be deemed to
              be engaged in leveraging
              in that any such
              borrowing will enable
              the Existing Fund to
              continue to earn money
              on investments which
              otherwise may have been
              sold in order to meet
              redemption requests.
              ---------------------------------------------------

              Existing Fund Investment     New Fund Investment
                    Restrictions               Restrictions
              -----------------------------------------------------

                                    Loans
              -----------------------------------------------------
              The Existing Fund may      The New Fund may not
              not make loans, except     make loans, except that
              through the purchase of    the New Fund may
              bonds, debentures,         purchase or hold debt
              com-mercial paper,         instru-ments in
              corporate notes and        accordance with its
              similar evi-dences of      investment ob-jectives
              indebtedness of a type     and policies, provided
              commonly sold privately    however, this
              to financial               restriction does not
              institutions and except    apply to repurchase
              through repurchase         agree-ments or loans of
              agreements.                portfolio securities.
              -----------------------------------------------------

                                 Real Estate
              -----------------------------------------------------
              The Existing Fund may      The New Fund may not
              not buy or sell real       purchase or sell real
              estate or interests in     es-tate, although it may
              real estate, although it   purchase securities of
              may pur-chase and sell     is-suers which deal in
              (a) securities which are   real estate, securities
              secured by real estate,    which are secured by
              and (b) securities of      interests in real
              companies which invest     estate, and secu-rities
              or deal in real estate.    which represent
                                         interests in real
                                         estate, and it may
                                         acquire and dispose of
                                         real estate or
                                         inter-ests in real
                                         estate acquired through
                                         the exercise of its
                                         rights as a holder of
                                         debt obligations
                                         se-cured by real estate
                                         or interests therein.
              -----------------------------------------------------

                                 Commodities
              -----------------------------------------------------
              The Existing Fund may      The New Fund may not
              not buy or sell            purchase or sell
              commod-ities or            commod-ities, except
              commodities futures or     that the New Fund may
              options contracts.         purchase and sell
                                         futures contracts and
                                         options, may enter into
                                         foreign exchange
                                         contracts and may enter
                                         into swap agreements and
                                         other financial
                                         trans-actions not
                                         requiring the delivery
                                         of physical commodities.
              -----------------------------------------------------

                              Senior Securities
              -----------------------------------------------------
              The Existing Trust has     The New Fund may not
              no fundamental policy      issue senior securities,
              with respect to the        except for permitted
              issuance of senior         borrowings or as
              securities by the          otherwise permitted
              Existing Fund; however,    under the 1940 Act.
              the 1940 Act prohibits
              the Trust's issuance of
              any such securities.
              -----------------------------------------------------

   In addition to the fundamental investment restrictions discussed above, the New Fund is not subject to the following fundamental policies to which the Existing Fund is subject. The Existing Fund may not:

   1. Purchase any security if, as a result, it would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

   2. Pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

   3. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

   4. Purchase or retain securities of any company if, to the knowledge of the Existing Trust, officers and trustees of the Existing Trust or of the Gateway Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

   5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

   6. Make investments for the purpose of exercising control or management.

   7. Participate on a joint or joint and several basis in any trading account in securities.

   8. Purchase any security restricted as to disposition under the federal securities laws.

   9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

   10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

   11. Sell call or put options, or purchase call or put options, except that the Existing Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes; (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Existing Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof; (iii) sell covered put options, provided that after any such sale the Existing Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options; and (iv) enter into closing purchase transactions with respect to such options.

   No more than 5% of the Existing Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Existing Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

   The provisions described in items 1 through 11 above are not required by law and in some cases were required under state "Blue Sky" laws no longer applicable to investment companies. Following the Reorganization, there is no current intention to change the Existing Fund's investment program, but removal of these restrictions would give the New Fund more freedom to take certain actions in the future.

                                                                     Appendix F

                          MANAGEMENT OF THE NEW FUND

   The New Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of New Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the New Fund's activities, review contractual arrangements with companies that provide services to the New Fund and review the New Fund's performance.

Trustees and Officers

   The table below provides certain information regarding the trustees and officers of the New Trust. For purposes of this table and for purposes of this Appendix, the term "Independent Trustee" means those trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of the New Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Appendix, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                                                                             Number of
                                                                             Portfolios in
                 Position(s) Held                                            Fund Complex
                 with the Trust,              Principal                      Overseen
                 Length of Time               Occupation(s)                  and Other
Name and         Served and                   During Past 5                  Directorships
Year of Birth    Term of Office*              Years**                        Held
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------
Graham T.        Trustee since 2007 for       Douglas Dillon Professor               41
Allison, Jr.     Gateway Trust; since 1984    and Director of the Belfer     Director, Taubman
(1940)           for other Trusts in the Fund Center for Science and         Centers, Inc. (real
                 Complex                      International Affairs, John F. estate investment
                                              Kennedy School of              trust)
                 Contract Review and          Government, Harvard
                 Governance Committee         University
                 Member
------------------------------------------------------------------------------------------------
Charles D. Baker Trustee since 2007 for       President and Chief Execu-             41
(1956)           Gateway Trust; since 2005    tive Officer, Harvard Pilgrim         None
                 for other Trusts in the Fund Health Care (health plan)
                 Complex

                 Contract Review and
                 Governance Committee
                 Member
------------------------------------------------------------------------------------------------

                                                                           Number of
                                                                           Portfolios in
               Position(s) Held                                            Fund Complex
               with the Trust,              Principal                      Overseen
               Length of Time               Occupation(s)                  and Other
Name and       Served and                   During Past 5                  Directorships
Year of Birth  Term of Office*              Years**                        Held
----------------------------------------------------------------------------------------------
Edward A.      Trustee since 2007 for       Retired                                41
Benjamin       Gateway Trust; since 2002                                          None
(1938)         for other Trusts in the Fund
               Complex

               Chairman of the Contract
               Review and Governance
               Committee
----------------------------------------------------------------------------------------------
Daniel M. Cain Trustee since 2007 for       President and Chief Execu-             41
(1945)         Gateway Trust; since 1996    tive Officer, Cain Brothers &  Director, Sheridan
               for other Trusts in the Fund Company, Incorporated          Healthcare Inc.
               Complex                      (investment banking)           (physician practice
                                                                           management)
               Chairman of the Audit
               Committee                                                   Trustee, Lexington
                                                                           Strategic Asset
                                                                           Corporation
                                                                           (realty investment
                                                                           trust)
----------------------------------------------------------------------------------------------
Richard Darman Trustee since 2007 for       Partner, The Carlyle Group             41
(1943)         Gateway Trust; since 1996    (investments); formerly,       Director and
               for other Trusts in the Fund Professor, John F. Kennedy     Chairman of
               Complex                      School of Government,          Board of
                                            Harvard University             Directors, AES
               Contract Review and Gover-                                  Corporation
               nance Committee Member                                      (international
                                                                           power company)
----------------------------------------------------------------------------------------------
Jonathan P.    Trustee since 2007 for       Chief Financial Officer, Cabot         41
Mason          Gateway and for other        Corp. (specialty chemicals);          None
(1958)         Trusts in the Fund           formerly, Vice President and
               Complex                      Treasurer, International Paper
                                            Company; formerly, Chief
               Audit Committee Member       Financial Officer, Carter Holt
                                            Harvey (forest products)
----------------------------------------------------------------------------------------------

                                                                               Number of
                                                                               Portfolios in
                  Position(s) Held                                             Fund Complex
                  with the Trust,              Principal                       Overseen
                  Length of Time               Occupation(s)                   and Other
Name and          Served and                   During Past 5                   Directorships
Year of Birth     Term of Office*              Years**                         Held
------------------------------------------------------------------------------------------------
Sandra O. Moose   Chairperson of the Board of  President, Strategic Advisory          41
(1942)            Trustees for Gateway Trust   Services (management            Director, Verizon
                  since 2007; since November   consulting); formerly, Senior   Communications;
                  2005 for other Trusts in the Vice President and Director,
                  Fund Complex                 The Boston Consulting           Director, Rohm
                                               Group, Inc. (management         and Haas
                  Trustee since 2007 for       consulting)                     Company
                  Gateway Trust; since 1982                                    (specialty
                  for other Trusts in the Fund                                 chemicals);
                  Complex
                                                                               Director, AES
                  Ex officio member of the                                     Corporation
                  Audit Committee and
                  Contract Review and
                  Governance Committee
------------------------------------------------------------------------------------------------
Cynthia L.        Trustee since 2007 for       Executive Dean for Admin-              41
Walker            Gateway Trust; since 2005    istration (formerly, Dean for         None
(1956)            for other Trusts in the Fund Finance and CFO), Harvard
                  Complex                      Medical School

                  Audit Committee Member
------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------
Robert J.         Trustee since 2007 for       President, Chairman, Director,         41
Blanding/1/       Gateway Trust; since 2002    and Chief Executive Officer,          None
(1947)            for other Trusts in the Fund Loomis, Sayles & Company,
555 California    Complex                      L.P.; President and Chief
Street                                         Executive Officer - Loomis
San Francisco,                                 Sayles Funds I; Chief Execu-
CA 94104                                       tive Officer for Loomis Sayles
                                               Funds II
------------------------------------------------------------------------------------------------
John T. Hailer/2/ President, Chief Executive   President and Chief Executive          41
(1960)            Officer and Trustee since    Officer, Natixis Asset                None
                  2007 for Gateway Trust;      Management Advisors, L.P.,
                  since 2000 for other Trusts  Natixis Distributors, L.P., Na-
                  in the Fund Complex          tixis Global Associates, Inc.
                                               and Natixis Global Asset Man-
                                               agement North America;
                                               Executive Vice President,
                                               Loomis Sayles Funds I; Presi-
                                               dent and Chief Executive Offi-
                                               cer, Natixis Cash Management
                                               Trust, Natixis Funds Trust II,
                                               Natixis Funds Trust III and
                                               Natixis Funds Trust IV
------------------------------------------------------------------------------------------------

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve a two-year term as the Chairperson of the Board of Trustees on June 1, 2007. The date shown for other Trusts in the Fund Complex is the earliest date as of which the trustee served as a trustee for a Natixis Funds or Loomis Sayles Funds Trust.
** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P., or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.
*** The trustees of the Trusts serve as trustees of a fund complex that includes all series of Gateway Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series.
/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust:
     President, Chairman, Director and Chief Executive Officer of Loomis Sayles. /2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; and President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Advisors, Natixis Global Associates, L.P. and the Distributor.

  ----------------------------------------------------------------------------
  Officers of the Trusts
  ----------------------------------------------------------------------------
                            Term of
                Position(s) Office and
  Name and      Held with   Length of                Principal Occupation(s)
  Year of Birth the Trust   Time Served              During Past 5 Years
  ----------------------------------------------------------------------------
  Coleen Downs  Secretary,  Since June 2007 for      Senior Vice President,
  Dinneen       Clerk and   Gateway Trust; Since     General Counsel,
  (1960)        Chief Legal September 2004 for       Secretary and Clerk
                Officer     other Trusts in the      (formerly, Deputy
                            Complex                  General Counsel,
                                                     Assistant Secretary and
                                                     Assistant Clerk),
                                                     Natixis Distribution
                                                     Corporation, Natixis
                                                     Distributors, L.P. and
                                                     Natixis Asset Management
                                                     Advisors, L.P.
  ----------------------------------------------------------------------------
  Michael C.    Treasurer,  Since June 2007 for      Senior Vice President,
  Kardok        Principal   Gateway Trust; Since     Natixis Asset Management
  (1959)        Financial   October 2004 for other   Advisors, L.P. and
                and         Trusts in the Complex    Natixis Distributors,
                Accounting                           L.P.; formerly, Senior
                Officer                              Director, PFPC Inc.
  ----------------------------------------------------------------------------
  Robert Krantz Executive   Since September 2007     Executive Vice
  (1964)        Vice        for Gateway Trust and    President, Natixis
                President   other Trusts in the      Distributors, L.P. and
                            Complex                  Natixis Asset Management
                                                     Advisors, L.P.
  ----------------------------------------------------------------------------
  Russell L.    Chief       Since June 2007 for      Chief Compliance Officer
  Kane          Compliance  Gateway Trust; Chief     for Mutual Funds, Senior
  (1969)        Officer;    Compliance Officer,      Vice President, Deputy
                Assistant   since May 2006 for       General Counsel,
                Secretary;  other Trusts in the      Assistant Secretary and
                Anti-       Complex; Assistant       Assistant Clerk, Natixis
                Money       Secretary since June     Distributors, L.P. and
                Laundering  2004 for other Trusts in Natixis Asset Management
                Officer     the Complex; Anti-       Advisors, L.P.; Vice
                            Money Laundering         President, Associate
                            Officer since April      General Counsel,
                            2007 for other Trusts in Assistant Secretary and
                            the Complex              Assistant Clerk, Natixis
                                                     Distribution
                                                     Corporation; formerly,
                                                     Senior Counsel, Columbia
                                                     Management Group.
  ----------------------------------------------------------------------------

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors"), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.

                                                                     Appendix G

                                PRIVACY POLICY

           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

   We/(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

   We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

   We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

   Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1) For purposes of this notice the term "we" includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of their successors.
(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                 GATEWAY TRUST

                                 Gateway Fund

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                               November 30, 2007

   This Statement of Additional Information (the "SAI" or "Statement") relates to the proposed acquisition (the "Acquisition") of the assets and liabilities of the Gateway Fund (the "Acquired Fund" or the "Predecessor Fund"), a series of The Gateway Trust ("The Gateway Trust" or the "Predecessor Trust") by the new Gateway Fund (the "Acquiring Fund" or the "New Fund"), a series of the Gateway Trust (the "Trust" or the "New Trust"), in exchange for Class A shares of the Acquiring Fund, followed by the distribution of such shares to Acquired Fund shareholders in liquidation of the Acquired Fund.

   This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 30, 2007 (the "Prospectus/Proxy Statement") of the Acquiring Fund that relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by calling Natixis Funds at 800-225-5478 or by visiting the New Fund's website at www.funds.natixis.com.

                               Table of Contents

I.  ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED
      FUND..............................................................    3
II. FINANCIAL STATEMENTS................................................    3
    A. Incorporation by Reference.......................................    3
    B. Unaudited Pro Forma Financial Statements.........................    3

APPENDIX A ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND..............  A-1

THE TRUST...............................................................  A-1
INVESTMENT RESTRICTIONS.................................................  A-1
FUND CHARGES AND EXPENSES...............................................  A-2
INVESTMENT STRATEGIES AND RELATED RISKS.................................  A-4
PRINCIPAL INVESTMENT STRATEGIES.........................................  A-5
NON-PRINCIPAL INVESTMENT STRATEGIES.....................................  A-9
TEMPORARY DEFENSIVE POSITIONS........................................... A-12
PORTFOLIO TURNOVER...................................................... A-12
PORTFOLIO HOLDINGS INFORMATION.......................................... A-12
MANAGEMENT OF THE TRUST................................................. A-14
OWNERSHIP OF FUND SHARES................................................ A-21

INVESTMENT ADVISORY AND OTHER SERVICES.................................... A-22
OTHER ARRANGEMENTS........................................................ A-26
PORTFOLIO MANAGEMENT INFORMATION.......................................... A-27
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................... A-28
DESCRIPTION OF THE TRUST.................................................. A-31
VOTING RIGHTS............................................................. A-32
SHAREHOLDER AND TRUSTEE LIABILITY......................................... A-33
HOW TO BUY SHARES......................................................... A-33
REDEMPTIONS............................................................... A-34
SHAREHOLDER SERVICES...................................................... A-36
NATIXIS FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT.................... A-40
NET ASSET VALUE........................................................... A-41
REDUCED SALES CHARGES..................................................... A-42
TAXES..................................................................... A-45
PERFORMANCE INFORMATION................................................... A-51
FINANCIAL STATEMENTS...................................................... A-52

I.  Additional Information About the Acquiring Fund and the Acquired Fund

   This SAI is accompanied by the current Statement of Additional Information of The Gateway Trust, which includes the Acquired Fund, dated May 1, 2007 (the "Old Gateway Trust SAI"). Additional information about the Acquired Fund is contained in and incorporated herein by reference to the Old Gateway Trust SAI. The Predecessor Fund SAI has previously been filed with the Securities and Exchange Commission.

   Additional information about the Acquiring Fund is set forth in Appendix A to this SAI.

II. Financial Statements.

    A. Incorporation by Reference

   This SAI is accompanied by the Annual Report to shareholders of the Acquired Fund for the year ended December 31, 2006, including the report of Ernst & Young LLP contained therein. The Annual Report, which is incorporated by reference into this SAI, contains historical financial information regarding the Acquired Fund and has been filed with the Securities and Exchange Commission.

   This SAI is also accompanied by the Semiannual Report to shareholders of the Acquired Fund for the period ended June 30, 2007. The Semiannual Report, which is incorporated herein by reference, contains unaudited historical information regarding the Acquired Fund and has been filed with the Securities and Exchange Commission.

    B. Unaudited Pro Forma Financial Statements

   Unaudited pro forma financial statements for the Acquiring Fund relating to the Acquisition, including notes to such pro forma financial statements, are set forth below. The following pro forma financial statements should be read in conjunction with the separate financial statements of the Acquired Fund contained within the Annual and Semiannual Reports referred to in the preceding section.

Pro Forma
Portfolio of Investments
as of June 30, 2007

                                                          Gateway  Combined  New Gateway    Gateway      Combined
                                             New Gateway   Fund    Pro Forma Fund Value      Fund        Pro Forma
                                             Fund Shares  Shares    Shares     (000's)   Value (000's) Value (000's)
                                             ----------- --------- --------- ----------- ------------- -------------
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 9.1%
Abercrombie & Fitch Co. - Class A                --        115,100   115,100     $--       $  8,400      $  8,400
Amazon.com, Inc. *                               --        135,880   135,880      --          9,296         9,296
American Axle & Manufacturing Holdings,
  Inc.                                           --        233,270   233,270      --          6,909         6,909
American Eagle Outfitters, Inc.                  --        232,150   232,150      --          5,957         5,957
Best Buy Co., Inc.                               --        188,175   188,175      --          8,782         8,782
Black & Decker Corporation                       --         37,950    37,950      --          3,351         3,351
Brunswick Corporation                            --         35,000    35,000      --          1,142         1,142
Chico's FAS, Inc. *                              --        196,425   196,425      --          4,781         4,781
Citadel Broadcasting Company                     --        106,746   106,746      --            689           689
Cooper Tire & Rubber Company                     --        262,890   262,890      --          7,261         7,261
Dow Jones & Company, Inc.                        --        150,000   150,000      --          8,617         8,617
Eastman Kodak Company                            --        123,200   123,200      --          3,429         3,429
Entercom Communications Corp. - Class A          --         39,100    39,100      --            973           973
Ethan Allen Interiors Inc.                       --         63,000    63,000      --          2,158         2,158
Ford Motor Company *                             --      1,059,481 1,059,481      --          9,980         9,980
Furniture Brands International, Inc.             --        203,600   203,600      --          2,891         2,891
Gap, Inc.                                        --        174,250   174,250      --          3,328         3,328
General Motors Corporation                       --        173,250   173,250      --          6,549         6,549
Genuine Parts Company                            --        105,750   105,750      --          5,245         5,245
Getty Images, Inc. *                             --          7,459     7,459      --            357           357
Harrah's Entertainment, Inc.                     --         56,000    56,000      --          4,775         4,775
Home Depot, Inc.                                 --        889,284   889,284      --         34,993        34,993
Idearc Inc.                                      --         49,843    49,843      --          1,761         1,761
International Game Technology                    --         95,300    95,300      --          3,783         3,783
J. C. Penney Company, Inc.                       --         26,300    26,300      --          1,904         1,904
KB HOME                                          --          2,550     2,550      --            100           100
Lear Corporation *                               --          8,800     8,800      --            313           313
Leggett & Platt, Incorporated                    --        175,000   175,000      --          3,859         3,859
Liberty Media Corp. - Class A *                  --         16,100    16,100      --          1,895         1,895
Limited Brands                                   --        262,850   262,850      --          7,215         7,215
Lowe's Companies, Inc.                           --        315,700   315,700      --          9,689         9,689
Macy's Inc.                                      --        138,860   138,860      --          5,524         5,524
Mattel, Inc.                                     --        233,000   233,000      --          5,893         5,893
McDonald's Corporation                           --        393,100   393,100      --         19,954        19,954
New York Times Company - Class A                 --         77,500    77,500      --          1,968         1,968
Newell Rubbermaid Inc.                           --        379,900   379,900      --         11,180        11,180
Nordstrom, Inc.                                  --        189,100   189,100      --          9,667         9,667
OfficeMax Inc.                                   --         57,500    57,500      --          2,260         2,260
Omnicom Group Inc.                               --         77,400    77,400      --          4,096         4,096
Pier 1 Imports, Inc. *                           --        385,160   385,160      --          3,270         3,270
Polaris Industries Inc.                          --         53,500    53,500      --          2,898         2,898
R. H. Donnelley Corp. *                          --         71,700    71,700      --          5,433         5,433
RadioShack Corporation                           --        106,500   106,500      --          3,529         3,529
RCN Corporation *                                --         43,900    43,900      --            825           825
Regal Entertainment Group - Class A              --        641,705   641,705      --         14,073        14,073
Sears Holding Corporation *                      --         19,909    19,909      --          3,375         3,375
ServiceMaster Company                            --        469,950   469,950      --          7,265         7,265
Sirius Satellite Radio Inc. *                    --        565,860   565,860      --          1,709         1,709
Snap-on Incorporated                             --         62,900    62,900      --          3,177         3,177
Stanley Works                                    --        126,300   126,300      --          7,666         7,666
Staples, Inc.                                    --        138,900   138,900      --          3,296         3,296
Starwood Hotels & Resorts Worldwide, Inc.        --         68,848    68,848      --          4,618         4,618
Talbots, Inc.                                    --        211,190   211,190      --          5,286         5,286
Tiffany & Co.                                    --         55,400    55,400      --          2,940         2,940
Tim Hortons, Inc.                                --         80,033    80,033      --          2,461         2,461
Time Warner Inc.                                 --        355,050   355,050      --          7,470         7,470
TJX Companies, Inc.                              --         88,350    88,350      --          2,430         2,430
TravelCenters of America LLC *                   --         37,500    37,500      --          1,517         1,517
Tuesday Morning Corporation                      --        217,970   217,970      --          2,694         2,694
Tupperware Corporation                           --        441,750   441,750      --         12,696        12,696
Urban Outfitters, Inc. *                         --         77,200    77,200      --          1,855         1,855
Walt Disney Company                              --        133,700   133,700      --          4,565         4,565
Wendy's International, Inc.                      --         43,000    43,000      --          1,580         1,580
Westwood One, Inc.                               --        178,980   178,980      --          1,287         1,287
Whirlpool Corporation                            --         97,574    97,574      --         10,850        10,850
Wyndham Worldwide Corporation *                  --          3,980     3,980      --            144           144
XM Satellite Radio Holdings Inc. - Class A *     --        668,006   668,006      --          7,862         7,862
                                                                                 ---       --------      --------
                                                                                            357,695       357,695    9.1%
                                                                                 ---       --------      --------
CONSUMER STAPLES - 7.3%
Altria Group, Inc.                               --        744,300   744,300      --         52,205        52,205
Avon Products, Inc.                              --         97,350    97,350      --          3,578         3,578
Coca-Cola Company                                --        586,650   586,650      --         30,688        30,688
Colgate-Palmolive Company                        --        179,650   179,650      --         11,650        11,650
ConAgra Foods, Inc.                              --        156,250   156,250      --          4,197         4,197
CVS/Caremark Corporation                         --        306,452   306,452      --         11,170        11,170
Kimberly-Clark Corporation                       --        139,100   139,100      --          9,304         9,304
Kraft Foods Inc. - Class A                       --        822,073   822,073      --         28,978        28,978
Loews Corporation - Carolina Group               --        115,850   115,850      --          8,952         8,952
Longs Drug Stores Corporation                    --         31,600    31,600      --          1,660         1,660
PepsiCo, Inc.                                    --        219,980   219,980      --         14,266        14,266
Procter & Gamble Company                         --        829,251   829,251      --         50,742        50,742
Reynolds American Inc.                           --        129,256   129,256      --          8,427         8,427
Sara Lee Corporation                             --        541,450   541,450      --          9,421         9,421

                                                           Gateway  Combined  New Gateway    Gateway      Combined
                                              New Gateway   Fund    Pro Forma Fund Value      Fund        Pro Forma
                                              Fund Shares  Shares    Shares     (000's)   Value (000's) Value (000's)
                                              ----------- --------- --------- ----------- ------------- -------------
CONSUMER STAPLES (CONTINUED)
Supervalu, Inc.                                   --         78,990    78,990     $--       $  3,659      $  3,659
Vector Group Ltd.                                 --        239,712   239,712      --          5,401         5,401
Wal-Mart Stores, Inc.                             --        675,650   675,650      --         32,505        32,505
Whole Foods Market, Inc.                          --         64,600    64,600      --          2,474         2,474
                                                                                  ---       --------      --------
                                                                                   --        289,277       289,277     7.3%
                                                                                  ---       --------      --------
ENERGY - 10.2%
Baker Hughes Incorporated                         --         50,200    50,200      --          4,223         4,223
BJ Services Company                               --        257,545   257,545      --          7,325         7,325
BP PLC - ADR                                      --         97,900    97,900      --          7,062         7,062
CARBO Ceramics Inc.                               --         64,000    64,000      --          2,804         2,804
Chesapeake Energy Corporation                     --         84,000    84,000      --          2,906         2,906
Chevron Corporation                               --        707,264   707,264      --         59,580        59,580
CNOOC Limited - ADR                               --         44,200    44,200      --          5,025         5,025
ConocoPhillips                                    --        358,262   358,262      --         28,124        28,124
CONSOL Energy Inc.                                --         66,700    66,700      --          3,076         3,076
Crosstex Energy, Inc.                             --         40,131    40,131      --          1,153         1,153
Diamond Offshore Drilling, Inc.                   --        114,100   114,100      --         11,588        11,588
Eni SPA - ADR                                     --        148,800   148,800      --         10,766        10,766
ENSCO International Incorporated                  --         72,450    72,450      --          4,420         4,420
Exxon Mobil Corporation                           --      1,737,932 1,737,932      --        145,778       145,778
Halliburton Company                               --        389,700   389,700      --         13,445        13,445
Norsk Hydro ASA - ADR                             --        116,389   116,389      --          4,454         4,454
Occidental Petroleum Corporation                  --        315,970   315,970      --         18,288        18,288
Patterson-UTI Energy, Inc.                        --        104,949   104,949      --          2,751         2,751
Peabody Energy Corporation                        --         40,000    40,000      --          1,935         1,935
Royal Dutch Shell PLC - Class A - ADR             --        156,900   156,900      --         12,740        12,740
Schlumberger Limited                              --        335,600   335,600      --         28,506        28,506
Smith International, Inc.                         --        135,100   135,100      --          7,922         7,922
Spectra Energy Corporation                        --          5,500     5,500      --            143           143
Tidewater Inc.                                    --        208,150   208,150      --         14,754        14,754
USEC Inc. *                                       --         45,383    45,383      --            997           997
YPF SA - ADR                                      --          2,480     2,480      --            112           112
                                                                                  ---       --------      --------
                                                                                   --        399,877       399,877    10.2%
                                                                                  ---       --------      --------
FINANCIALS - 21.1%
A. G. Edwards, Inc.                               --         68,450    68,450      --          5,787         5,787
Aegon NV - ADR                                    --        106,400   106,400      --          2,091         2,091
Allstate Corporation                              --        178,900   178,900      --         11,004        11,004
American Express Company                          --        118,300   118,300      --          7,238         7,238
American Home Mortgage Investment Corp.           --        252,177   252,177      --          4,635         4,635
American International Group, Inc.                --        565,186   565,186      --         39,580        39,580
Aon Corporation                                   --         73,100    73,100      --          3,115         3,115
Arthur J. Gallagher & Co.                         --        271,550   271,550      --          7,571         7,571
Axa - ADR                                         --        157,000   157,000      --          6,757         6,757
Bank of America Corporation                       --      1,612,441 1,612,441      --         78,832        78,832
Barclays PLC - ADR                                --         39,900    39,900      --          2,226         2,226
Brandywine Realty Trust                           --        155,020   155,020      --          4,431         4,431
Capital One Financial Corporation                 --          6,347     6,347      --            498           498
CapitalSource Inc.                                --        151,300   151,300      --          3,720         3,720
Capitol Federal Financial                         --         88,650    88,650      --          3,273         3,273
Charles Schwab Corporation                        --        269,475   269,475      --          5,530         5,530
Citigroup Inc.                                    --      1,726,675 1,726,675      --         88,561        88,561
CME Group Inc.                                    --         40,800    40,800      --         21,802        21,802
Colonial Properties Trust                         --         91,000    91,000      --          3,317         3,317
Commerce Bancorp, Inc.                            --         47,900    47,900      --          1,772         1,772
Converium Holding AG - ADR                        --        166,288   166,288      --          1,518         1,518
Countrywide Financial Corporation                 --         59,048    59,048      --          2,146         2,146
Eaton Vance Corp.                                 --        104,100   104,100      --          4,599         4,599
Fidelity National Financial, Inc.                 --        527,857   527,857      --         12,510        12,510
First Horizon National Corporation                --        225,000   225,000      --          8,775         8,775
FirstMerit Corporation                            --         96,400    96,400      --          2,018         2,018
Genworth Financial Inc. - Class A                 --         95,000    95,000      --          3,268         3,268
Goldman Sachs Group, Inc.                         --         80,400    80,400      --         17,427        17,427
Hartford Financial Services Group, Inc.           --         54,800    54,800      --          5,398         5,398
Healthcare Realty Trust, Inc.                     --        168,700   168,700      --          4,687         4,687
Hospitality Properties Trust                      --        453,000   453,000      --         18,795        18,795
HSBC Holdings PLC - ADR                           --        367,900   367,900      --         33,762        33,762
ING Groep NV - ADR                                --         43,000    43,000      --          1,891         1,891
JPMorgan Chase & Co.                              --      1,145,477 1,145,477      --         55,498        55,498
Legg Mason, Inc.                                  --         69,100    69,100      --          6,798         6,798
Lexington Corporate Properties Trust              --        145,211   145,211      --          3,020         3,020
Lincoln National Corporation                      --        291,723   291,723      --         20,698        20,698
Lloyds TSB Group PLC - ADR                        --        816,800   816,800      --         36,527        36,527
Marsh & McLennan Companies, Inc.                  --        192,100   192,100      --          5,932         5,932
Mercury General Corporation                       --         76,750    76,750      --          4,230         4,230
Merrill Lynch & Co., Inc.                         --        141,550   141,550      --         11,831        11,831
Morgan Stanley                                    --        313,350   313,350      --         26,284        26,284
Nationwide Financial Services, Inc. - Class A     --        199,800   199,800      --         12,631        12,631
Nationwide Health Properties, Inc.                --        425,450   425,450      --         11,572        11,572
New York Community Bancorp, Inc.                  --        831,200   831,200      --         14,147        14,147
Newcastle Investment Corporation                  --         91,450    91,450      --          2,293         2,293
Old Republic International Corporation            --        121,450   121,450      --          2,582         2,582
Senior Housing Properties Trust                   --        261,000   261,000      --          5,311         5,311
TCF Financial Corporation                         --        118,600   118,600      --          3,297         3,297
Travelers Companies, Inc.                         --        383,500   383,500      --         20,517        20,517
U. S. Bancorp                                     --        986,983   986,983      --         32,521        32,521
Unitrin, Inc.                                     --        163,950   163,950      --          8,063         8,063
Wachovia Corporation                              --        542,659   542,659      --         27,811        27,811
Waddell & Reed Financial, Inc. - Class A          --        279,700   279,700      --          7,275         7,275
Washington Mutual, Inc.                           --        278,700   278,700      --         11,884        11,884
Wells Fargo & Company                             --      2,200,850 2,200,850      --         77,404        77,404
XL Capital Ltd. - Class A                         --         48,246    48,246      --          4,067         4,067
                                                                                  ---       --------      --------
                                                                                   --        830,727       830,727    21.1%
                                                                                  ---       --------      --------

                                                                                           Gateway
                                                          Gateway  Combined   New Gateway   Fund      Combined
                                             New Gateway   Fund    Pro Forma     Fund       Value     Pro Forma
                                             Fund Shares  Shares    Shares   Value (000's) (000's)  Value (000's)
                                             ----------- --------- --------- ------------- -------- -------------
HEALTH CARE - 11.3%
Abbott Laboratories                              --        450,150   450,150      $--      $ 24,105   $ 24,105
Aetna Inc.                                       --        158,200   158,200       --         7,815      7,815
Amgen Inc. *                                     --        222,227   222,227       --        12,287     12,287
Baxter International Inc.                        --        148,500   148,500       --         8,366      8,366
Biogen Idec Inc. *                               --         42,200    42,200       --         2,258      2,258
Boston Scientific Corporation *                  --        219,012   219,012       --         3,360      3,360
Bristol-Myers Squibb Company                     --      1,929,623 1,929,623       --        60,899     60,899
Cephalon, Inc. *                                 --         16,800    16,800       --         1,351      1,351
Coventry Health Care, Inc. *                     --        118,825   118,825       --         6,850      6,850
Eli Lilly and Company                            --        374,600   374,600       --        20,933     20,933
Genentech, Inc. *                                --         81,000    81,000       --         6,128      6,128
GlaxoSmithKline PLC - ADR                        --        176,950   176,950       --         9,267      9,267
Johnson & Johnson                                --      1,087,122 1,087,122       --        66,988     66,988
Lincare Holdings Inc. *                          --        119,200   119,200       --         4,750      4,750
Medco Health Solutions, Inc. *                   --        120,613   120,613       --         9,407      9,407
Medtronic Inc.                                   --        260,100   260,100       --        13,489     13,489
Mentor Corporation                               --         55,300    55,300       --         2,250      2,250
Merck & Co., Inc.                                --      1,071,400 1,071,400       --        53,356     53,356
Pfizer Inc.                                      --      2,413,500 2,413,500       --        61,713     61,713
Schering-Plough Corporation                      --        143,950   143,950       --         4,382      4,382
UnitedHealth Group Incorporated                  --        413,990   413,990       --        21,171     21,171
Universal Health Services, Inc. -Class B         --         76,500    76,500       --         4,705      4,705
WellPoint, Inc. *                                --        240,000   240,000       --        19,159     19,159
Wyeth                                            --        359,800   359,800       --        20,631     20,631
                                                                                  ---      --------   --------
                                                                                   --       445,620    445,620    11.3%
                                                                                  ---      --------   --------
INDUSTRIALS - 11.0%
3M Co.                                           --        304,650   304,650       --        26,441     26,441
Alliant Techsystems Inc. *                       --         15,800    15,800       --         1,567      1,567
AMR Corporation *                                --        143,200   143,200       --         3,773      3,773
Avery Dennison Corporation                       --         46,500    46,500       --         3,091      3,091
Avis Budget Group, Inc. *                        --          6,750     6,750       --           192        192
Boeing Company                                   --        244,752   244,752       --        23,535     23,535
Briggs & Stratton Corporation                    --        145,000   145,000       --         4,576      4,576
Caterpillar Inc.                                 --        254,900   254,900       --        19,959     19,959
Corporate Executive Board Company                --         12,600    12,600       --           818        818
CSX Corporation                                  --        201,310   201,310       --         9,075      9,075
Cummins, Inc.                                    --         31,200    31,200       --         3,158      3,158
Deere & Company                                  --         66,900    66,900       --         8,078      8,078
Deluxe Corporation                               --        265,400   265,400       --        10,778     10,778
Dun & Bradstreet Corporation                     --         84,600    84,600       --         8,712      8,712
Eaton Corporation                                --         27,400    27,400       --         2,548      2,548
Emerson Electric Co.                             --        905,200   905,200       --        42,363     42,363
General Electric Company                         --      2,971,136 2,971,136       --       113,735    113,735
Goodrich Corporation                             --         35,550    35,550       --         2,117      2,117
Honeywell International Inc.                     --        326,400   326,400       --        18,370     18,370
Hubbell Incorporated - Class B                   --        161,650   161,650       --         8,765      8,765
Ingersoll-Rand Company Ltd. - Class A            --         47,700    47,700       --         2,615      2,615
JetBlue Airways Corporation *                    --        182,100   182,100       --         2,140      2,140
Laidlaw International Inc.                       --         74,000    74,000       --         2,557      2,557
Parker-Hannifin Corporation                      --         33,000    33,000       --         3,231      3,231
Pentair, Inc.                                    --         87,350    87,350       --         3,369      3,369
R. R. Donnelley & Sons Company                   --        112,250   112,250       --         4,884      4,884
Raytheon Company                                 --         91,900    91,900       --         4,953      4,953
Robert Half International Inc.                   --         55,500    55,500       --         2,026      2,026
Southwest Airlines Co.                           --        132,700   132,700       --         1,979      1,979
SPX Corporation                                  --        210,400   210,400       --        18,475     18,475
Standard Register Company                        --         96,150    96,150       --         1,096      1,096
Timken Company                                   --         94,800    94,800       --         3,423      3,423
Tomkins PLC - ADR                                --         49,000    49,000       --         1,018      1,018
Tyco International Ltd.                          --        402,403   402,403       --        13,597     13,597
United Parcel Service, Inc. - Class B            --        274,400   274,400       --        20,031     20,031
United Technologies Corporation                  --        311,000   311,000       --        22,059     22,059
Volvo AB - ADR                                   --        269,500   269,500       --         5,360      5,360
Waste Management, Inc.                           --        235,300   235,300       --         9,188      9,188
                                                                                  ---      --------   --------
                                                                                   --       433,652    433,652    11.0%
                                                                                  ---      --------   --------
INFORMATION TECHNOLOGY - 14.0%
Activision, Inc. *                               --        262,600   262,600       --         4,903      4,903
Adobe Systems Incorporated *                     --        162,371   162,371       --         6,519      6,519
ADTRAN, Inc.                                     --         59,850    59,850       --         1,554      1,554
Advanced Micro Devices, Inc. *                   --         82,275    82,275       --         1,177      1,177
Akamai Technologies, Inc. *                      --         42,300    42,300       --         2,057      2,057
Alcatel-Lucent - ADR                             --        112,589   112,589       --         1,576      1,576
Altera Corporation                               --         93,000    93,000       --         2,058      2,058
Analog Devices, Inc.                             --        135,050   135,050       --         5,083      5,083
Apple Computer, Inc. *                           --        227,600   227,600       --        27,776     27,776
Applied Materials, Inc.                          --        415,700   415,700       --         8,260      8,260
Autodesk, Inc. *                                 --         57,300    57,300       --         2,698      2,698
Automatic Data Processing, Inc.                  --        189,750   189,750       --         9,197      9,197
Broadcom Corporation - Class A *                 --        131,475   131,475       --         3,846      3,846
Broadridge Financial Solutions Inc.              --         47,437    47,437       --           907        907
Cisco Systems, Inc. *                            --      1,292,125 1,292,125       --        35,986     35,986
Cognizant Technology Solutions Corporation -
  Class A *                                      --         55,400    55,400       --         4,160      4,160
Corning Incorporated *                           --        369,275   369,275       --         9,435      9,435
Dell Inc. *                                      --        403,200   403,200       --        11,511     11,511
DST Systems, Inc. *                              --         70,200    70,200       --         5,561      5,561
eBay Inc. *                                      --        290,659   290,659       --         9,353      9,353

                                                             Gateway  Combined  New Gateway    Gateway      Combined
                                                New Gateway   Fund    Pro Forma Fund Value      Fund        Pro Forma
                                                Fund Shares  Shares    Shares     (000's)   Value (000's) Value (000's)
                                                ----------- --------- --------- ----------- ------------- -------------
INFORMATION TECHNOLOGY (CONTINUED)
Electronic Data Systems Corporation                 --         97,550    97,550     $--      $    2,705    $    2,705
Fidelity National Information Services, Inc.        --        113,796   113,796      --           6,177         6,177
First Data Corporation                              --         39,319    39,319      --           1,285         1,285
Google Inc. - Class A *                             --         75,200    75,200      --          39,358        39,358
Hewlett-Packard Company                             --        614,505   614,505      --          27,419        27,419
Intel Corporation                                   --      2,128,368 2,128,368      --          50,570        50,570
International Business Machines Corporation         --        461,850   461,850      --          48,610        48,610
JDS Uniphase Corporation *                          --        126,000   126,000      --           1,692         1,692
KLA-Tencor Corporation                              --         63,000    63,000      --           3,462         3,462
Linear Technology Corporation                       --         72,100    72,100      --           2,609         2,609
Maxim Integrated Products, Inc.                     --        133,000   133,000      --           4,444         4,444
Microchip Technology Incorporated                   --        194,050   194,050      --           7,188         7,188
Microsoft Corporation                               --      2,669,000 2,669,000      --          78,655        78,655
Motorola, Inc.                                      --        496,771   496,771      --           8,793         8,793
National Semiconductor Corporation                  --         86,750    86,750      --           2,452         2,452
NAVTEQ Corporation *                                --         64,130    64,130      --           2,715         2,715
NVIDIA Corporation *                                --         96,400    96,400      --           3,982         3,982
Openwave Systems Inc. *                             --        299,580   299,580      --           1,875         1,875
Oracle Corporation *                                --      1,229,867 1,229,867      --          24,241        24,241
Paychex, Inc.                                       --        137,000   137,000      --           5,359         5,359
Plantronics, Inc.                                   --         54,560    54,560      --           1,431         1,431
PMC-Sierra, Inc. *                                  --        354,140   354,140      --           2,738         2,738
QUALCOMM Incorporated                               --        439,200   439,200      --          19,057        19,057
Red Hat, Inc. *                                     --         68,100    68,100      --           1,517         1,517
Symantec Corporation *                              --        204,184   204,184      --           4,125         4,125
Taiwan Semiconductor Manufacturing Company Ltd.
  - ADR                                             --        450,180   450,180      --           5,010         5,010
Texas Instruments Incorporated                      --        368,400   368,400      --          13,863        13,863
United Online, Inc.                                 --        478,098   478,098      --           7,884         7,884
VeriSign, Inc. *                                    --         57,800    57,800      --           1,834         1,834
Western Union Company                               --         34,019    34,019      --             709           709
Xilinx, Inc.                                        --        149,700   149,700      --           4,007         4,007
Yahoo! Inc. *                                       --        436,650   436,650      --          11,846        11,846
                                                                                    ---      ----------    ----------
                                                                                     --         551,229       551,229   14.0%
                                                                                    ---      ----------    ----------
MATERIALS - 5.0%
Alcoa Inc.                                          --        116,670   116,670      --           4,729         4,729
Bowater Incorporated                                --        156,422   156,422      --           3,903         3,903
Chesapeake Corporation *                            --          5,100     5,100      --              64            64
Companhia Siderurgica Nacional SA - ADR             --        276,136   276,136      --          14,282        14,282
Dow Chemical Company                                --        471,448   471,448      --          20,847        20,847
E. I. du Pont de Nemours and Company                --        530,900   530,900      --          26,991        26,991
Eastman Chemical Company                            --        141,600   141,600      --           9,109         9,109
Gerdau SA - ADR                                     --        120,900   120,900      --           3,109         3,109
Lubrizol Corporation                                --        158,950   158,950      --          10,260        10,260
Lyondell Chemical Company                           --        198,450   198,450      --           7,366         7,366
MeadWestvaco Corporation                            --        121,125   121,125      --           4,278         4,278
Nucor Corporation                                   --        105,100   105,100      --           6,164         6,164
Olin Corporation                                    --        397,650   397,650      --           8,351         8,351
Packaging Corporation of America                    --        516,250   516,250      --          13,066        13,066
RPM International, Inc.                             --        262,150   262,150      --           6,058         6,058
Sonoco Products Company                             --        297,000   297,000      --          12,715        12,715
Southern Copper Corporation                         --        426,869   426,869      --          40,237        40,237
Worthington Industries, Inc.                        --        251,900   251,900      --           5,454         5,454
                                                                                    ---      ----------    ----------
                                                                                     --         196,983       196,983    5.0%
                                                                                    ---      ----------    ----------
TELECOMMUNICATION SERVICES - 4.2%
AT&T Inc.                                           --      2,099,221 2,099,221      --          87,118        87,118
China Mobile HK Limited - ADR                       --         89,900    89,900      --           4,846         4,846
Citizens Communications Company                     --      1,217,990 1,217,990      --          18,599        18,599
France Telecom SA - ADR                             --         69,300    69,300      --           1,904         1,904
Sprint Nextel Corporation                           --        308,124   308,124      --           6,381         6,381
Verizon Communications Inc.                         --      1,088,568 1,088,568      --          44,816        44,816
                                                                                    ---      ----------    ----------
                                                                                     --         163,664       163,664    4.2%
                                                                                    ---      ----------    ----------
UTILITIES - 3.9%
Ameren Corporation                                  --        280,700   280,700      --          13,757        13,757
Atmos Energy Corporation                            --        612,600   612,600      --          18,415        18,415
Consolidated Edison, Inc.                           --        221,500   221,500      --           9,994         9,994
Duke Energy Corporation                             --        542,600   542,600      --           9,930         9,930
Enel SPA - ADR                                      --         39,300    39,300      --           2,110         2,110
Energy East Corporation                             --        127,000   127,000      --           3,313         3,313
Great Plains Energy Incorporated                    --        312,550   312,550      --           9,102         9,102
Integrys Energy Group, Inc.                         --        250,882   250,882      --          12,727        12,727
KeySpan Corporation                                 --        295,500   295,500      --          12,405        12,405
National Fuel Gas Company                           --        169,500   169,500      --           7,341         7,341
NICOR Inc.                                          --        338,300   338,300      --          14,520        14,520
OGE Energy Corp.                                    --        155,550   155,550      --           5,701         5,701
ONEOK, Inc.                                         --        149,900   149,900      --           7,557         7,557
Pepco Holdings, Inc.                                --        177,450   177,450      --           5,004         5,004
Progress Energy, Inc.                               --        260,703   260,703      --          11,885        11,885
Public Service Enterprise Group Inc.                --         95,950    95,950      --           8,423         8,423
                                                                                    ---      ----------    ----------
                                                                                     --         152,184       152,184    3.9%
                                                                                    ---      ----------    ----------
Total common stocks (cost $2,812,877)                                                --       3,820,908     3,820,908   97.1%
                                                                                    ---      ----------    ----------

                                                New Gateway  Gateway  Combined   New Gateway   Gateway      Combined
                                                   Fund       Fund    Pro Forma     Fund      Fund Value    Pro Forma
                                                 Contracts  Contracts Contracts Value (000's)  (000's)    Value (000's)
                                                ----------- --------- --------- ------------- ----------  -------------
PUT OPTIONS - 0.4%
On S&P 500 Index expiring July 21, 2007 at 1325     --        3,608     3,608        $--      $      162   $      162
On S&P 500 Index expiring July 21, 2007 at
  1350                                              --        3,608     3,608         --             307          307
On S&P 500 Index expiring August 18, 2007 at
  1350                                              --        3,582     3,582         --           1,719        1,719
On S&P 500 Index expiring August 18, 2007 at
  1375                                              --        3,529     3,529         --           2,294        2,294
On S&P 500 Index expiring August 18, 2007 at
  1400                                              --          160       160         --             141          141
On S&P 500 Index expiring September 22, 2007
  at 1325                                           --        3,672     3,672         --           2,570        2,570
On S&P 500 Index expiring September 22, 2007
  at 1350                                           --        3,539     3,539         --           3,150        3,150
On S&P 500 Index expiring September 22, 2007
  at 1375                                           --        3,405     3,405         --           3,882        3,882
                                                                                     ---      ----------   ----------
Total put options (cost $19,343)                                                      --          14,225       14,225     0.4%
                                                                                     ---      ----------   ----------
REPURCHASE AGREEMENT - 4.6% **
4.10% repurchase agreement with U. S. Bank,
  N. A.dated June 29, 2007, due July 2, 2007
  (repurchase proceeds $179,213)                                                      --         179,152      179,152     4.6%
                                                                                     ---      ----------   ----------
Total common stocks, put options and
  repurchase agreement -102.1%                                                        --       4,014,285    4,014,285   102.1%
                                                                                     ---      ----------   ----------
CALL OPTIONS WRITTEN - (2.3%) ***
On S&P 500 Index expiring July 21, 2007 at
  1475                                              --        (6180)    (6180)        --         (26,172)     (26,172)
On S&P 500 Index expiring July 21, 2007 at
  1500                                              --       (4,782)   (4,782)        --         (11,644)     (11,644)
On S&P 500 Index expiring July 21, 2007 at
  1525                                              --       (3,271)   (3,271)        --          (3,565)      (3,565)
On S&P 500 Index expiring August 18, 2007 at
  1475                                              --       (3,099)   (3,099)        --         (17,463)     (17,463)
On S&P 500 Index expiring August 18, 2007 at
  1500                                              --       (2,972)   (2,972)        --         (11,606)     (11,606)
On S&P 500 Index expiring August 18, 2007 at
  1525                                              --       (1,801)   (1,801)        --          (4,421)      (4,421)
On S&P 500 Index expiring September 22, 2007
  at 1500                                           --       (2,998)   (2,998)        --         (15,665)     (15,665)
                                                                                     ---      ----------   ----------
Total call options written (premiums
  received $123,794)                                                                  --         (90,536)     (90,536)   (2.3)%
                                                                                     ---      ----------   ----------
OTHER ASSETS AND LIABILITIES, NET - 0.2%                                              --           9,663        9,663     0.2%
                                                                                     ---      ----------   ----------
NET ASSETS - 100.0%                                                                  $--      $3,933,412   $3,933,412   100.0%
                                                                                     ===      ==========   ==========

--------
*   Non-income producing.

** Repurchase agreement fully collateralized by U.S. Government Agency obligations.

*** The $3,820,908,000 aggregate value of common stocks covers outstanding call options.

ADR - American Depository Receipt.

Common stocks are grouped by sector.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                 PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                        As Of June 30, 2007 (Unaudited)

                                                            Acquiring  Acquired
                                                            --------- ----------
                                                               New
                                                             Gateway   Gateway     Pro Forma        Pro Forma
                                                              Fund       Fund     Adjustments       Combined
                                                            --------- ----------  -----------      ----------
                                                             (000's)   (000's)      (000's)          (000's)
ASSETS:
Common stocks, at value (cost $2,812,877)                      $--    $3,820,908  $        --      $3,820,908
Put options, at value (cost $19,343)                            --        14,225           --          14,225
Repurchase agreement                                            --       179,152           --         179,152
Receivable for Fund shares sold                                 --         6,047           --           6,047
Dividends and interest receivable                               --         6,206           --           6,206
Other assets                                                    --           120           --             120
                                                               ---    ----------  -----------      ----------
   Total assets                                                 --     4,026,658                    4,026,658
                                                               ---    ----------  -----------      ----------
LIABILITIES:
Call options written, at value (premiums received $123,794)     --        90,536           --          90,536
Payable for Fund shares redeemed                                --         1,491           --           1,491
Accrued distribution expenses                                   --         1,056           --           1,056
Accrued investment advisory and management fees                 --            67           --              67
Other accrued expenses and liabilities                          --            96           --              96
                                                               ---    ----------  -----------      ----------
   Total Liabilities                                            --        93,246           --          93,246
                                                               ---    ----------  -----------      ----------
NET ASSETS                                                     $--    $3,933,412  $        --      $3,933,412
                                                               ===    ==========  ===========      ==========
Existing Gateway Fund                                          $--    $3,933,412  $(3,933,412) (1) $       --
New Gateway Fund - Class A                                      --            --    3,933,412  (1)  3,933,412
                                                               ---    ----------  -----------      ----------
Total Net assets                                               $--    $3,933,412  $        --      $3,933,412
                                                               ===    ==========  ===========      ==========
NET ASSETS CONSIST OF:
Paid-in capital                                                $--    $3,303,856  $        --      $3,303,856
Undistributed net investment income                             --         2,167           --           2,167
Accumulated net realized loss on investment transactions        --      (408,782)          --        (408,782)
Net unrealized appreciation on investments                      --     1,036,171           --       1,036,171
                                                               ---    ----------  -----------      ----------
   Net assets                                                  $--    $3,933,412  $        --      $3,933,412
                                                               ===    ==========  ===========      ==========
FUND SHARES OUTSTANDING
(unlimited number of shares authorized)
Existing Gateway Fund                                           --       139,063     (139,063) (1)         --
New Gateway Fund - Class A                                      --            --      139,063  (1)    139,063
                                                                                                   ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE
Existing Gateway Fund                                                 $    28.29
                                                                      ==========
New Gateway Fund - Class A                                                                         $    28.29
                                                                                                   ==========

--------
(1) New Gateway Fund acquires all the assets and assumes all the liabilities of the Existing Gateway Fund in exchange for shares of the New Gateway Fund Class A with an aggregate net asset value equal to the aggregate net asset value of the Existing Fund shares.

                       PRO FORMA STATEMENT OF OPERATIONS
          FOR THE TWELVE MONTH PERIOD ENDED June 30, 2007 (Unaudited)

                                                        New Gateway               Pro Forma    Pro Forma
                                                           Fund     Gateway Fund Adjustments   Combined
                                                        ----------- ------------ ----------- ---------
INVESTMENT INCOME:                                        (000's)     (000's)      (000's)      (000's)
Dividends                                                   $--      $  93,626    $     --   $  93,626
Interest                                                     --          6,030          --       6,030
Other Income                                                 --            349          --         349
                                                            ---      ---------    --------   ---------
   Total investment income                                   --        100,005          --     100,005
                                                            ---      ---------    --------   ---------
EXPENSES:
Investment advisory and management fees                      --         20,090       1,897      21,987(1)
Distribution expenses                                        --         11,075     (11,075)       --  (2)
Distribution expenses - Class A                              --             --       8,456      8,456 (2)
Transfer agent fees - Class A                                --             --       1,192      1,192 (3)
Administrative fees                                          --             --       1,831      1,831 (4)
Trustees' Fees                                               --            222        (141)        81 (5)
Professional fees                                            --            106          13        119 (6)
Insurance expense                                            --             96         (17)        79 (7)
Registration fees                                            --             64          --          64
Custodian fees                                               --             49         145        194 (8)
Reports to shareholders                                      --             --         119        119 (9)
Other expenses                                               --             87         (41)        46 (10)
                                                            ---      ---------    --------   ---------
   Total expenses                                            --         31,789       2,379      34,168
   Fee Waiver, Reduction and/or Expense Reimbursement        --             --      (2,379)     (2,379)(11)
                                                            ---      ---------    --------   ---------
Net expenses                                                 --         31,789          --      31,789
                                                            ---      ---------    --------   ---------
NET INVESTMENT INCOME                                        --         68,216          --      68,216
                                                            ---      ---------    --------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investment transactions:
Common stocks                                                --         23,666          --      23,666
Put options expired and closed                               --        (70,714)         --     (70,714)
Call options expired and closed                              --       (232,176)         --    (232,176)
                                                            ---      ---------    --------   ---------
   Net realized (loss) on investment transactions            --       (279,224)         --    (279,224)
                                                            ---      ---------    --------   ---------
Change in unrealized appreciation/depreciation on
  investments:
Common stocks                                                --        565,901          --     565,901
Put options                                                  --          3,689          --       3,689
Call options                                                 --         14,815          --      14,815
                                                            ---      ---------    --------   ---------
   Net change in unrealized appreciation/depreciation
     on investments                                          --        584,405          --     584,405
                                                            ---      ---------    --------   ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        305,181          --     305,181
                                                            ---      ---------    --------   ---------
Net Increase In Net Assets From Operations                  $--      $ 373,397    $     --   $ 373,397
                                                            ===      =========    ========   =========

             Notes to Pro Forma Combining Statement of Operations
                        As Of June 30, 2007 (Unaudited)

(1) Investment advisory and management fees Investment advisory and management fees have been adjusted to reflect an Investment Advisory fee equal to 65 basis points of the combined fund's average daily net assets for the New Gateway Fund.

(2) Distribution expenses Distribution expenses reflect the 25 basis points fee structure of the Class A shares of the New Gateway Fund.

(3) Transfer agent fees - Class A Transfer agent fees - Class A expenses reflect the fees expected to be incurred by the New Gateway Fund transfer agent.

(4) Administrative fees Administrative fees reflect the fee schedule of the administrator for the New Gateway Fund.

(5) Trustees' fees Trustees' fees have been restated to reflect the Funds allocable portion of the complex level fees.

(6) Professional fees Professional fees have been restated to reflect the Funds allocable portion of the complex level fees.

(7) Insurance expense Insurance expense have been restated to reflect the Funds allocable portion of the complex level fees.

(8) Custodian fees Custodian fees have been restated to reflect the fee schedule of the custodian for the New Gateway Fund.

(9) Reports to shareholders Reports to shareholders reflect the expected fees that would have been incurred incurred by the New Gateway Fund.

(10)Other expenses Other expenses have been restated to reflect the expected fees that would have been incurred incurred by the New Gateway Fund.

(11)Fee Waiver, Reduction and/or Expense Reimbursement Fee Waiver, Reduction and/or Expense Reimbursement reflect the required amounts necessary to meet the contractual expense cap and waiver agreements.

Gateway Fund
Pro Forma Notes to Combined Financial Statements
June 30, 2007 (Unaudited)

1. Basis of Combination

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of Gateway Fund (the "Existing Fund"), a series of The Gateway Trust (an Ohio business trust), Gateway Fund (the "New Fund"), a series of Gateway Trust (a Massachusetts business trust), would acquire all the assets of the Existing Fund in exchange for newly issued shares of beneficial interest of the New Fund (the "Merger Shares") and the assumption by the New Fund of all of the liabilities of the Existing Fund followed by a distribution of the Merger Shares to the shareholders of the Existing Fund in complete liquidation of the Existing Fund. Under the Plan of Reorganization, the transaction will be treated and accounted for as a tax-free reorganization.

As a result of the proposed transaction, the Existing Fund will receive a number of Class A Merger Shares of the New Fund equal in value to the value of the net assets of the Existing Fund being transferred and attributable to the shares of the Existing Fund. Following the transfer, Existing Fund shareholders will receive, on a tax-free basis, a number of full and fractional Class A Merger Shares of the New Fund equal in value, as of the close of business on the day the assets and liabilities of the Existing Fund and the Merger Shares are valued for purposes of the exchange, to the value of the shareholder's Existing Fund Shares.

The pro forma financial statements reflect the combined financial position of the Existing Fund with the New Fund at June 30, 2007, and the pro forma combined results of operations for the year ended June 30, 2007, as though the acquisition had occurred on July 1, 2006.

The pro forma combined financial statements are presented for the information of the reader. The pro forma combined financial statements are accounting estimates only and may not necessarily be representative of how the combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

2. Security Valuation

Equity securities, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ Market. Broker-dealer bid quotations may also be used to value equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Index options are generally valued at the average of the closing bid and asked quotations. Under normal market conditions, the Funds will generally consider the value of index options determined at the close of trading on the Chicago Board Options Exchange (the "CBOE") (normally 4:15 p.m. Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m. Eastern time). However, if under a Fund's valuation procedures a significant change in the value of the S&P 500 futures contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the options will be fair valued by or pursuant to procedures approved by the Board of Trustees. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

3. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the New Fund that would have been issued at June 30, 2007 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Existing Fund as of June 30, 2007, divided by the net asset value per share of the shares of the New Fund as of June 30, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2007:

                                                                            Total Outstanding
                                                  Additional Shares Assumed       Shares
                            Shares of New Fund    Issued In Reorganization  Post - Combination
Class of Shares           Pre-Combination (000's)          (000's)               (000's)
---------------           ----------------------- ------------------------- ------------------
Class A                             --                     139,063               139,063
Class C                             --                          --                    --
Class Y                             --                          --                    --

4. Federal Income Taxes

Each fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. After the acquisition, the Existing Fund intends to continue to qualify as a regulated investment company and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

At June 30, 2007, based on a $2,720,833,000 federal tax cost of common stocks and options, gross unrealized appreciation totaled $1,059,580,000, gross unrealized depreciation totaled $35,816,000 and net unrealized appreciation totaled $1,023,764,000. The difference between the book cost and federal tax cost of common stocks and options resulted from the tax deferral of losses on wash sales. The tax cost of investments will remain unchanged for the combined fund.

Listed below are the Fund's capital loss carryforwards:

The Fund's capital loss carryforwards expire December 31, 2011 and December 31, 2014 in the amounts of $122,095,000 and $178,166,000, respectively.

                                  APPENDIX A

                ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

                                   THE TRUST

Gateway Trust (the "Trust" or the "New Trust") is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated May 29, 2007, and is a "series" company as described in
Section 18(f)(2) of the Investment Company Act of 1940 (the "1940 Act"). The Fund, which is the sole series of the Trust, is diversified.

After the closing of the Reorganization, it is expected that the Fund will be the successor to the Predecessor Fund, which has had the prior names indicated below. The name of the Predecessor Trust has changed several times since its organization as noted below:

Name of Fund     Date Organized                  Former Names
------------     -------------- -----------------------------------------------
Gateway Fund          1977      Gateway Index Plus Fund until April 30, 1998
                                Gateway Option Index Fund until March 1990
                                Gateway Option Income Fund until February 1988;
                                Gateway Option Income Fund, Inc. until May 1986

The Predecessor Trust had one (1) portfolio. Gateway Option Income Fund, Inc., the predecessor to the Predecessor Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become The Gateway Trust, an Ohio business trust, effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund. The Option Income Fund was later renamed the Gateway Fund.

                            INVESTMENT RESTRICTIONS

   The following is a description of restrictions on the investments to be made by the Acquiring Fund (also referred to as the "New Fund"). The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the New Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the Board of Trustees of the Gateway Trust (the "Gateway Trust" or the "Trust"). The percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. The New Fund has elected to be classified as a diversified series of an open-end investment company. Under the 1940 Act, a diversified fund may not, with respect to 75% of total assets, invest in more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The New Fund may not:

   *(1)Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the New Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

   *(2)Make short sales of securities or maintain a short position or purchase securities on margin, except that the New Fund may obtain short-term credits as necessary for the clearance of security transactions, and the New Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

   *(3)Borrow money, except to the extent permitted under the 1940 Act.

   *(4)Make loans, except that the New Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

   *(5)Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

   *(6)Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

   *(7)Purchase or sell commodities, except that the New Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

   *(8)Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. With respect to restriction (3), the 1940 Act limits a fund's ability to borrow money on a non-temporary basis if such borrowings constitute "senior securities." In addition to temporary borrowing, a fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The New Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute "senior securities" under the 1940 Act. Under current pronouncements, certain New Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of "senior security" so long as the New Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the New Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. In addition, it is contrary to the New Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the New Fund's net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the New Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board of Trustees. The New Fund will take prompt and reasonable action to reduce its illiquid securities holdings if more than 15% of the New Fund's net assets are invested in such securities.

                           FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, Gateway Investment Advisers, LLC (the "Adviser") has agreed to manage the investment and reinvestment of the assets of the New Fund, subject to the supervision of the Board of Trustees of the Trust. For the services described in the advisory agreement, the New Fund has agreed to pay the Adviser an advisory fee at the annual rate set forth in the following table:

                                Advisory fee payable by Fund to Adviser
Fund                        (as a % of average daily net assets of the fund)
----                      ----------------------------------------------------
Gateway Fund              0.65%    of the first $5 billion
                          0.60%    of amounts in excess of $5 billion

This advisory fee is different than the advisory fee paid by the Predecessor Fund to its adviser, which was at the annual rate of 0.925% of the average value of the daily net assets of the Predecessor Fund minus the amount of the Predecessor Fund's expenses incurred pursuant to its distribution plan. The aggregate advisory fee paid by the Predecessor Fund during the fiscal year ended December 31, 2006, as a percentage of the Predecessor Fund's average daily net assets, was 0.59%.

The advisory fees paid by the Predecessor Fund to its adviser for providing services to the Predecessor Fund were $17,675,000 in 2006, $13,976,000 in 2005 and $9,929,000 in 2004.

The Adviser has given a binding contractual undertaking (for all classes of the New Fund in the table below) to reduce its advisory fee, and if necessary, to bear certain expenses associated with the New Fund, to the extent necessary to limit the New Fund's total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The Adviser will be permitted to recover, in later periods, the amount of the reduction in management fees and/or the amount of expenses it has borne (except for any administrative fees waived by Natixis Advisors) due to the application of the undertaking described above, to the extent that a class's total annual fund operating expenses after such recovery do not exceed the respective annual rate set forth below; provided, however, that the Adviser is not entitled to recover any such fees or expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was incurred.

New Fund                                         Expense Limit Undertaking Ends
--------                                         ------------- ----------------
Class A                                              0.94%      April 30, 2010
Class C                                              1.70%      April 30, 2010
Class Y                                              0.70%      April 30, 2010

SALES CHARGES AND 12B-1 FEES

As explained in this Statement, the Class A and Class C shares of the New Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts (in thousands) of Rule 12b-1 fees paid by the Predecessor Fund under its plan adopted pursuant to Rule 12b-1 during the past three fiscal years. Prior to the Reorganization, the Predecessor Fund had one class of shares. The anticipated benefits to the New Fund of the Plans include the ability to attract and maintain assets.

                                                     12/31/04 12/31/05 12/31/06
                                                     -------- -------- --------
Predecessor Fund                                      $6,178   $8,682  $10,041

During the fiscal year ended December 31, 2006, the Predecessor Fund's expenses (in thousands) relating to the Predecessor Fund's 12b-1 plan were as follows:

Advertising
and Printing
and Mailing
of                                                       Interest,
Prospectuses                                             carrying
to other than     Compensation Compensation Compensation or other     Other
current                to       to Broker-    to Sales    finance  Distribution
shareholders      Underwriters   Dealers     Personnel    charges     Costs
-------------     ------------ ------------ ------------ --------- ------------
$29                    $0         $9,997         $0         $0         $15

                    INVESTMENT STRATEGIES AND RELATED RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by the Adviser in managing the New Fund. The New Fund's principal strategies of, under normal circumstances, investing in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options, are described in the Prospectuses. This Statement describes some of the non-principal strategies the New Fund may use, in addition to providing additional information about its principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this Statement, or under applicable law, the New Fund may engage in strategies and invest in securities and instruments in addition to those listed below. The Adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Adviser may invest in any security that falls under the specific category including securities that are not listed below. The Prospectuses and/or this Statement will be updated if the New Fund begins to engage in investment practices that are not described in the Prospectuses and/or this Statement.

                        PRINCIPAL INVESTMENT STRATEGIES

Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock), and other equity like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts ("REITs"), other investment companies or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in the New Fund that invests in equity securities may sometimes decrease. The New Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. The New Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities may be more difficult to sell under some market conditions.

Market Capitalizations The New Fund may invest in companies with small, medium or large market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the New Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

The Fund does not currently intend to invest in equity securities for the purpose of exercising control over the issuer.

Depositary Receipts

The New Fund may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation.

All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk. The effect of changes in the dollar value of a foreign currency on the dollar value of the New Fund's assets and on the net investment income available for distribution may be favorable or unfavorable. The New Fund may incur costs in connection with conversions between various currencies. In addition, the New Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the New Fund declares and pays a dividend, or between the time when the New Fund accrues and pays an operating expense in U.S. dollars.

Because the New Fund may invest in ADRs, changes in foreign economies and political climates are more likely to affect the New Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the New Fund's portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the New Fund than a fund that is not over-weighted in that region.

Real Estate Investment Trusts (REITs)

The New Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The New Fund's investment in a REIT may require the New Fund to accrue and distribute income not yet received or may result in the New Fund making distributions that constitute a return of capital to New Fund shareholders for federal income tax purposes. In addition, distributions by the New Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Real Estate Securities The New Fund may invest in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Options

This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the New Fund. Because it may be easier to understand index options if you understand options on individual stocks, the first three parts of this section discuss individual stock options. Additional information about the New Fund's option strategy is provided below and in the prospectuses.

Selling Covered Call Options. A covered call option is an option sold on a security owned by the seller of the option. A written call option is also covered if the New Fund holds a call on the same security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the New Fund in cash or liquid securities are designated on the New Fund's records or placed in a segregated account with the New Fund's custodian. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "Covered Index Call Options Sold By The Gateway Fund."

Selling Put Options. The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying option. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the seller.

The seller's gain on the sale of a put option is limited to the premium received plus interest earned on the assets in the segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. A seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time. However, there can be no assurance that the New Fund will be able to enter into an appropriate closing transaction when desired.

Purchase Of Put And Call Options. Put options can be employed to help protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in a more orderly fashion. Upon the purchase of the stocks, the purchaser could then seek to terminate the call position.

The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency. This risk may be especially acute for the put options purchased by the New Fund, many of which are "out of the money" with short exercise periods and are intended to help mitigate the effects of sudden short-term drops in securities prices.

Options On Securities Indexes. The New Fund is authorized to purchase index put and call options. The New Fund limits its aggregate investment in premiums on put and call options at any one time to an amount not exceeding 5% of its net assets. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 500 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

Covered Index Call Options Sold By the New Fund. The New Fund sells index call options. Frequently the New Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index (to the extent movements in the New Fund's securities portfolio are positively correlated with the value of the index underlying the option), and by the opportunity to realize additional premium income from selling a new option.

When the New Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the New Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the New Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the New Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the New Fund. The New Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the New Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option (or designating or segregating the difference in the exercise priced, as described above); or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities, or other liquid high-quality securities equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The New Fund generally "covers" the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of "covering" the option, the New Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the New Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the New Fund has liquid assets sufficient to satisfy the exercise of the index call option, the New Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the New Fund is able to sell the securities. If the New Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of the portfolio securities and thereby incurring interest charges. If trading is interrupted on the index option markets, the New Fund would not be able to close out its option positions.

Risks. Options fall into the broad category of financial instruments known as "derivatives" and involve special risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities or of indices that are the subject of the option. The New Fund's option strategies will not be fully effective unless the New Fund can compensate for such imperfect correlation. There is no assurance that the New Fund will be able to effect such compensation.

Price movement correlation also may be distorted by the illiquidity of the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators may create temporary price distortions unrelated to the market in the underlying securities.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the New Fund would have to exercise the option in order to realize any profit or protect against loss. If the New Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-counter Options. The New Fund may enter into over-the-counter options. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the New Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the New Fund, there can be no assurance that the New Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the New Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the New Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Economic Effects and Limitations. Income earned by the New Fund from its option activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the New Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the New Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the New Fund is required to use taxable fixed-income securities as margin, the portion of the New Fund's dividends that is taxable to shareholders will be larger than if the New Fund is permitted to use tax-exempt bonds for that purpose.

Future Developments. The above discussion relates to the New Fund's proposed use of options currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, the New Fund may also use additional types of options and other investment techniques for the purposes set forth above.

                      NON-PRINCIPAL INVESTMENT STRATEGIES

Investment Companies

The New Fund may invest in other investment companies. Investment companies, including companies such as "iShares," "SPDRs" and "VIPERs," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the New Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the New Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the New Fund. Despite the possibility of greater fees and expenses, the Adviser will invest if it believes investment in other investment companies provide attractive return opportunities. In addition, it may be more efficient for the New Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Warrants and Rights

The New Fund may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Debt Securities

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments, supranational entities and related agencies, and by a wide range of private or corporate issuers.

Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the New Fund for any particular period. In addition, the prices of fixed income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally.

U.S. Government Securities

The New Fund may invest in some or all of the following U.S. government securities:

    . U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

    . U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the New Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the New Fund's average maturity is longer, under certain market conditions the New Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Money Market Instruments

The New Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the New Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Derivative Instruments

The New Fund may use a number of derivative instruments for risk management purposes or as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the New Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the New Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the New Fund may use include index options contracts.

Illiquid Securities

The New Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the New Fund may be unable to sell such a security at the desired time. Also, the New Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The New Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The New Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the New Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue is liquid.

Repurchase Agreements

The New Fund may enter into repurchase agreements, by which the New Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the New Fund. Such transactions afford the New Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The New Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements; however, the New Fund intends to use repurchase agreements only for cash management and temporary defensive purposes. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the New Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the New Fund may be subject to various delays and risks of loss, including
(i) possible declines in the value of the underlying security during the period while the New Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and
(iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements and Other Borrowings

The New Fund may enter into reverse repurchase agreements. Under positions of the SEC, a mutual fund may engage in reverse repurchase agreements without such transactions constituting "senior securities" so long as such transactions are "covered" by the segregation of assets or otherwise. In a reverse repurchase agreement the New Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the New Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of the New Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. The New Fund does not currently intend to enter into reverse repurchase agreements or otherwise borrow money for purposes of adding leverage to its investment portfolio. When effecting reverse repurchase agreements, assets of the New Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the New Fund's records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the New Fund.

Under current positions of the SEC and its staff, the New Fund can engage in reverse repurchase agreements without them constituting "senior securities" so long as the New Fund has "covered" its obligations through the segregation of assets or otherwise. This would allow the New Fund to borrow up to 50% of its assets (including amounts received under the reverse repurchase agreements) using reverse repurchase agreements. However, as noted above, the New Fund does not intend to enter into reverse repurchase agreements or otherwise borrow money for purposes of adding leverage to its portfolio. Similarly, the New Fund does not intend to mortgage or pledge its assets for purposes of adding leverage to its portfolio, although the New Fund may be subject to liens arising from its custodial arrangements or derivative transactions. The New Fund does not have percentage limitations on how much of its total assets may be invested in reverse repurchase agreements; however, all forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% (including amounts received under the reverse repurchase agreements) of the New Fund's total assets. These policies do not restrict the New Fund from engaging in the derivative transactions disclosed in the Prospectuses and this SAI.

                         TEMPORARY DEFENSIVE POSITIONS

The New Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the New Fund temporarily may hold cash (U.S. dollars) and/or invest up to 100% of its assets in U.S. government securities, certificates of deposit, commercial paper, banker's acceptances, and/or repurchase agreements. It is impossible to predict whether, when or for how long the New Fund will employ defensive strategies. The use of defensive strategies may prevent the New Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of New Fund shares or to meet ordinary daily cash needs, the New Fund may temporarily hold cash (U.S. dollars) and may invest any portion of its assets in money market instruments.

                              PORTFOLIO TURNOVER

The New Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, for the fiscal year by the monthly average of the value of the portfolio securities owned by the New Fund during the fiscal year in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the New Fund, thereby decreasing the New Fund's total return. The Predecessor Fund's portfolio turnover ratios for the years ended December 31, 2005 and 2006 were 15% and 9%, respectively. It is anticipated that the New Fund's portfolio turnover ratio will remain below 50% in the foreseeable future.

Generally, the New Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

                        PORTFOLIO HOLDINGS INFORMATION

The New Fund's Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the New Fund's website at www.funds.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the New Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the New
Fund:

     (1) Disclosure of portfolio holdings posted on the New Fund's website provided that information is shared no sooner than the next day following the day on which the information is posted.

     (2) Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain confidentiality of the New Fund's portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

     (3) Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the New Fund, and to vendors that provide proxy services, including proxy voting administration and research services, to the Adviser of the New Fund (portfolio holdings of issuers as of record date for shareholder meetings);

     (4) Disclosure to employees of the Adviser, principal underwriter, administrator, custodian, fund accounting agent, independent registered public accountants, fund counsel and independent trustees' counsel, as well as to broker dealers executing portfolio transactions for the New Fund, provided that such disclosure is made for bona fide business purposes; and

     (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the New Fund. Such exceptions will be reported to the Board of Trustees.

With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of the New Fund's Adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the New Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entity that receives information pursuant to this exception is GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the New Fund's semiannual financial statements, quarterly Form N-Q filing and other related items. Although the Trust may enter into written confidentiality agreements in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The New Fund's officers determine on a case by case basis whether it is appropriate for the New Fund to rely on such common law, professional, or statutory duties. The New Fund's Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the New Fund's chief compliance officer regarding any material issues concerning the New Fund's disclosure of portfolio holdings or from officers of the New Fund in connection with proposed new exceptions or new disclosures pursuant to item
(5) above. Notwithstanding the above, there is no assurance that the New Fund's policies on the sharing of portfolio holdings information will protect the New Fund from the potential misuse of holdings by individuals or firms in possession of that information.

In addition, any disclosures of portfolio holdings information by the New Fund or the Adviser must be consistent with the anti-fraud provisions of the federal securities laws, the New Fund's and the Adviser's fiduciary duty to shareholders, and the New Fund's code of ethics. The New Fund's policies expressly prohibit the sharing of portfolio holdings information if the New Fund, the Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the New Fund or in other funds or accounts managed by the Adviser or by any affiliated person of the Adviser.

                            MANAGEMENT OF THE TRUST

The New Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of New Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the New Fund's activities, review contractual arrangements with companies that provide services to the New Fund and review the New Fund's performance.

Trustees and Officers

Under the Trust's Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees. At the present time, the Trust offers only one series, the Gateway Fund. Each Trustee, therefore, oversees only one portfolio. Any references to multiple series of the Trust in this Statement is for possible series offered by the Trust in the future.

The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the relevant trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered "independent" for the purposes of the requisite approval. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                          Position(s) Held with the Trust,                          Number of Portfolios in Fund
                             Length of Time Served and     Principal Occupation(s)   Complex Overseen and Other
Name and Year of Birth            Term of Office*           During Past 5 Years**      Directorships Held***
----------------------    -------------------------------- ----------------------- -------------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.        Trustee since 2007 for         Douglas Dillon                      41
(1940)                        Gateway Trust; since           Professor and
                              1984 for other Trusts in       Director of the       Director, Taubman Centers, Inc.
                              the Fund Complex               Belfer Center for     (real estate investment trust)
                                                             Science and
                              Contract Review and            International
                              Governance Committee           Affairs, John F.
                              Member                         Kennedy School of
                                                             Government,
                                                             Harvard University

Charles D. Baker              Trustee since 2007 for         President and Chief                 41
(1956)                        Gateway Trust; since           Executive Officer,
                              2005 for other Trusts in       Harvard Pilgrim                    None
                              the Fund Complex               Health Care (health
                                                             plan)
                              Contract Review and
                              Governance Committee
                              Member

                       Position(s) Held with the Trust,                          Number of Portfolios in Fund
                          Length of Time Served and     Principal Occupation(s)   Complex Overseen and Other
Name and Year of Birth         Term of Office*           During Past 5 Years**      Directorships Held***
---------------------- -------------------------------- ----------------------- -------------------------------
  Edward A. Benjamin       Trustee since 2007 for              Retired                        41
  (1938)                   Gateway Trust; since
                           2002 for other Trusts in                                          None
                           the Fund Complex

                           Chairman of the Contract
                           Review and Governance
                           Committee

  Daniel M. Cain           Trustee since 2007 for        President and Chief                  41
  (1945)                   Gateway Trust; since          Executive Officer,
                           1996 for other Trusts in      Cain Brothers &         Director, Sheridan Healthcare
                           the Fund Complex              Company,                            Inc.
                                                         Incorporated           (physician practice management)
                           Chairman of the Audit         (investment
                           Committee                     banking)                Trustee, Lexington Strategic
                                                                                   Asset Corporation (realty
                                                                                       investment trust)

  Richard Darman           Trustee since 2007 for        Partner, The                         41
  (1943)                   Gateway Trust; since          Carlyle Group
                           1996 for other Trusts in      (investments);         Director and Chairman of Board
                           the Fund Complex              formerly, Professor,    of Directors, AES Corporation
                                                         John F. Kennedy         (international power company)
                           Contract Review and           School of
                           Governance Committee          Government,
                           Member                        Harvard University

  Jonathan P. Mason        Trustee since 2007 for        Chief Financial                      41
  (1958)                   Gateway and for other         Officer, Cabot
                           Trusts in the Fund            Corp. (specialty                    None
                           Complex                       chemicals);
                                                         formerly, Vice
                           Audit Committee Member        President and
                                                         Treasurer,
                                                         International Paper
                                                         Company;
                                                         formerly, Chief
                                                         Financial Officer,
                                                         Carter Holt Harvey
                                                         (forest products)

  Sandra O. Moose          Chairperson of the Board      President, Strategic                 41
  (1942)                   of Trustees for Gateway       Advisory Services
                           Trust since 2007; since       (management                   Director, Verizon
                           November 2005 for other       consulting);                   Communications;
                           Trusts in the Fund            formerly, Senior
                           Complex                       Vice President and         Director, Rohm and Haas
                                                         Director, The          Company (specialty chemicals);
                           Trustee since 2007 for        Boston Consulting
                           Gateway Trust; since          Group, Inc.               Director, AES Corporation
                           1982 for other Trusts in      (management
                           the Fund Complex              consulting)

                           Ex officio member of the
                           Audit Committee and
                           Contract Review and
                           Governance Committee

                             Position(s) Held with the Trust,                              Number of Portfolios in Fund
                                Length of Time Served and       Principal Occupation(s)        Complex Overseen and
Name and Year of Birth               Term of Office*             During Past 5 Years**     Other Directorships Held***
----------------------       -------------------------------- ---------------------------- ----------------------------
Cynthia L. Walker               Trustee since 2007 for        Executive Dean for                        41
(1956)                          Gateway Trust; since          Administration (formerly,
                                2005 for other Trusts in      Dean for Finance and CFO),               None
                                the Fund Complex              Harvard Medical School

                                Audit Committee Member

INTERESTED TRUSTEES

Robert J. Blanding/1/ (1947)    Trustee since 2007 for        President, Chairman,                      41
555 California Street           Gateway Trust; since          Director, and Chief
San Francisco, CA 94004         2002 for other Trusts in      Executive Officer, Loomis,               None
                                the Fund Complex              Sayles & Company, L.P.;
                                                              President and Chief
                                                              Executive Officer - Loomis
                                                              Sayles Funds I; Chief
                                                              Executive Officer for
                                                              Loomis Sayles Funds II

John T. Hailer/2/ (1960)        President, Chief Executive    President and Chief                       41
                                Officer and Trustee since     Executive Officer, Natixis
                                2007 for Gateway Trust;       Asset Management                         None
                                since 2000 for other          Advisors, L.P., Natixis
                                Trusts in the Fund            Distributors, L.P., Natixis
                                Complex                       Global Associates, Inc. and
                                                              Natixis Global Asset
                                                              Management North
                                                              America; Executive Vice
                                                              President, Loomis Sayles
                                                              Funds I; President and Chief
                                                              Executive Officer, Natixis
                                                              Cash Management Trust,
                                                              Natixis Funds Trust II,
                                                              Natixis Funds Trust III and
                                                              Natixis Funds Trust IV

--------
* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve a two year term as the Chairperson of the Board of Trustees on June 1, 2007. The date shown for other Trusts in the Fund Complex is the earliest date as of which the trustee served as a trustee for a Natixis Funds or Loomis Sayles Funds Trust.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P., or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.

*** The trustees of the Trusts serve as trustees of the fund complex that includes all series of Gateway Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Hansberger International Series (collectively, the "Fund Complex").

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust:
      President, Chairman, Director and Chief Executive Officer of Loomis
      Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
      Chairman of the Board, President and Chief Executive Officer of Natixis Distribution Corporation; and President and Chief Executive Officer of Natixis Global Asset Management North America, Natixis Advisors, Natixis Global Associates, L.P. and the Distributor.

                                                       Term of Office and Length of Principal Occupation(s) During
Name and Year of Birth Position(s) Held with the Trust Time Served                  Past 5 Years
---------------------- ------------------------------- ---------------------------- ------------------------------
OFFICERS OF THE TRUST

 Coleen Downs Dinneen    Secretary, Clerk and Chief     Since June 2007 for          Senior Vice President,
 (1960)                  Legal Officer                  Gateway Trust; Since         General Counsel, Secretary
                                                        September 2004 for other     and Clerk (formerly,
                                                        Trusts in the Fund           Deputy General Counsel,
                                                        Complex                      Assistant Secretary and
                                                                                     Assistant Clerk), Natixis
                                                                                     Distribution Corporation,
                                                                                     Natixis Distributors, L.P.
                                                                                     and Natixis Asset
                                                                                     Management Advisors,
                                                                                     L.P.

 Michael C. Kardok       Treasurer, Principal           Since June 2007 for          Senior Vice President,
 (1959)                  Financial and Accounting       Gateway Trust; Since         Natixis Asset Management
                         Officer                        October 2004 for other       Advisors, L.P. and Natixis
                                                        Trusts in the Fund           Distributors, L.P.;
                                                        Complex                      formerly, Senior Director,
                                                                                     PFPC Inc.

 Robert Krantz           Executive Vice                 Since September 2007 for     Executive Vice President,
 (1964)                  President                      Gateway Trust and other      Natixis Distributors, L.P.
                                                        Trusts in the Fund           and Natixis Asset
                                                        Complex                      Management Advisors,
                                                                                     L.P.

 Russell L. Kane         Chief Compliance Officer;      Since June 2007 for          Chief Compliance Officer
 (1969)                  Assistant Secretary; Anti-     Gateway Trust; Chief         for Mutual Funds, Senior
                         Money Laundering               Compliance Officer,          Vice President, Deputy
                         Officer                        since May 2006 for other     General Counsel, Assistant
                                                        Trusts in the Fund           Secretary and Assistant
                                                        Complex; Assistant           Clerk, Natixis Distributors,
                                                        Secretary since June 2004    L.P. and Natixis Asset
                                                        for other Trusts in the      Management Advisors,
                                                        Fund Complex; Anti-          L.P.; Vice President,
                                                        Money Laundering             Associate General
                                                        Officer since April 2007     Counsel, Assistant
                                                        for other Trusts in the      Secretary and Assistant
                                                        Fund Complex                 Clerk, Natixis Distribution
                                                                                     Corporation; formerly,
                                                                                     Senior Counsel, Columbia
                                                                                     Management Group.

--------
* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with Natixis Distributors, L.P. (the "Distributor"), Natixis Asset Management Advisors, L.P. ("Natixis Advisors"), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

The trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended December 31, 2006, the Trust was not in existence. This Committee held five meetings with respect to other Trusts in the Fund Complex.

The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the New Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P. 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) state that the communication relates to the Gateway Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the New Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six
(6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended December 31, 2006, the Trust was not in existence. This Committee held five meetings with respect to other Trusts in the Fund Complex.

   The current membership of each committee is as follows:

Audit Committee                        Contract Review and Governance Committee
---------------                        ----------------------------------------
Daniel M. Cain - Chairman              Edward A. Benjamin - Chairman
Jonathan P. Mason                      Graham T. Allison, Jr.
Cynthia L. Walker                      Charles D. Baker
                                       Richard Darman

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

As of December 31, 2006, the New Fund had not commenced operations. As of such date, the trustees had the following ownership in the Predecessor Fund:

Independent Trustees

Dollar Range of Equity Securities in the Predecessor Fund

                                      Graham T.    Charles D. Edward A.  Daniel M. Sandra O. Richard Jonathan Cynthia L.
                                    Allison, Jr.**   Baker    Benjamin**  Cain**     Moose   Darman  P. Mason   Walker
                                    -------------- ---------- ---------- --------- --------- ------- -------- ----------
Predecessor Fund                          A            A          A          A         A        A       A         A

--------
*    A. None
     B.  $1 - 10,000
     C.  $10,001 - $50,000
     D.  $50,001 - $100,000
     E.  over $100,000

** Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Equity Securities in the Predecessor Fund*

                                                              Robert J. John T.
                                                              Blanding  Hailer
                                                              --------- -------

Predecessor Fund                                                  A        A
--------
*    A. None
     B.  $1 - 10,000
     C.  $10,001 - $50,000
     D.  $50,001 - $100,000
     E.  over $100,000

Trustee Fees

The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.
The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting he or she attends telephonically. These fees are allocated among the Trust and the mutual fund portfolios in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2006, the Trustees of the Trust did not receive any compensation from the Trust because it had not yet commenced operations. The Trustees received the amounts set forth in the following table for serving as a trustee of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II and AEW Real Estate Income Fund (a closed-end investment company that has since liquidated). The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the Natixis Advisor and Loomis Sayles Funds Trusts:

                                                 Pension or Retirement
                                   Aggregate      Benefits Accrued as  Estimated Annual       Total
                               Compensation from   Part of New Fund     Benefits Upon   Compensation from
                                   New Trust           Expenses           Retirement    the Fund Complex+
                               ----------------- --------------------- ---------------- -----------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.                $0                  $0                  $0            $108,075
Charles D. Baker                      $0                  $0                  $0            $108,075
Edward A. Benjamin                    $0                  $0                  $0            $113,575
Daniel M. Cain                        $0                  $0                  $0            $119,075
Kenneth J. Cowan++                    $0                  $0                  $0            $113,575
Paul G. Chenault++                    $0                  $0                  $0            $108,075
Richard Darman                        $0                  $0                  $0            $106,075
Jonathan P. Mason+++                  $0                  $0                  $0            $      0
Sandra O. Moose                       $0                  $0                  $0            $200,000
John A. Shane++                       $0                  $0                  $0            $108,075
Cynthia L. Walker                     $0                  $0                  $0            $ 96,700

INTERESTED TRUSTEES
John T. Hailer                        $0                  $0                  $0            $      0
Robert J. Blanding                    $0                  $0                  $0            $      0

--------
+ Total Compensation represents amounts paid during 2006 to a trustee for serving on the board of trustees of eight (8) trusts with a total of thirty-eight (38) funds as of December 31, 2006.

++  Messrs. Cowan, Chenault and Shane retired from the Board on December 31,
    2006.

+++ Mr. Mason was appointed as trustee of Natixis Funds and Loomis Sayles Funds on April 1, 2007.

The Natixis and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds selected by the Trustee on the normal payment date for such fees.

As of the date of this Statement, the officers and trustees of the New Trust collectively owned less than 1% of the then outstanding shares of the New Fund and the New Trust.

Code of Ethics

The New Fund, the Adviser, and Natixis Distributors, L.P. (the "Distributor") each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the New Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Board of Trustees of the New Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the New Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the New Fund and its shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the New Fund's investments that are managed by the Adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the Adviser. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted "against". The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The Adviser shall make available to the New Fund and the New Fund's administrator the records and information maintained by the Adviser under the Guidelines.

The Adviser, in turn, has formally adopted ISS Governance Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and has appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of the Adviser. By adopting these policies and procedures, the Board of Trustees of the Trust confirms that: (1) it has delegated to the Adviser the duty to ensure that the New Fund's proxies are voted in accordance with these policies and procedures, and (2) the Adviser's use of ISS to fulfill its duty is appropriate. The Trustees review these proxy policies and voting procedures on an annual basis. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. The Adviser has instructed ISS to vote in accordance with the guidelines unless the following conditions apply:

    . The Adviser's portfolio management team has decided to override the ISS's vote recommendation for the New Fund based on it own determination that the New Fund's shareholders would best be served with a vote contrary to the ISS recommendation. Such decision(s) are documented by the Adviser and communicated to ISS and to the Board;

    . ISS does not give a vote recommendation, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser, through its portfolio management team, documents the reason(s) used in determining a vote and communicates the Adviser's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.

   Information regarding how the Predecessor Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2007 is available on the SEC's website at www.sec.gov.

                           OWNERSHIP OF FUND SHARES

As of the date of this Statement, to the Trust's knowledge, there are no shareholders of the New Fund. As noted above, shareholders of the Predecessor Fund on the date of the Reorganization will become shareholders of the New Fund. As of November 21, 2007, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Predecessor Fund set forth below.

SHAREHOLDER                                  NUMBER OF SHARES PERCENTAGE
-----------                                  ---------------- ----------
Charles Schwab and Company, Inc.                34,738,668      23.72%
Reinvest Account Special Custody Account for
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.               16,639,655      11.36%
Exclusive Benefit of our Customer
Attn: Reconciliation
P.O. Box 3908 Church St. Station
New York, NY 10008

                    INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Adviser

   Gateway Investment Advisers, LLC (the "Adviser" or "Gateway Advisers"), located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209, serves as adviser to the New Fund. The Adviser is a subsidiary of Natixis Global Asset Management, L.P. ("Natixis US") which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management L.P. is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne , a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $247 billion in assets under management at December 31, 2006. The Adviser is the successor in interest to Gateway Investment Advisers, L.P., which is in turn the successor in interest to an investment adviser organized in 1977. The predecessor Adviser had over $6.9 billion in assets under management as of December 31, 2006. The Adviser makes investment decisions for the New Fund.

Advisory Agreement

The New Fund's advisory agreement with the Adviser provides that the adviser will furnish or pay the expenses of the New Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the New Fund's assets in accordance with its investment objectives and policies.

The New Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the New Fund's custodian and transfer agent, independent registered public accountants and legal counsel for the New Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the New Fund's Classes A and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trusts and Ownership of Shares.")

The New Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the New Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the New Fund, upon 60 days' written notice, or by the Adviser upon 90 days' written notice, and terminates automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with the New Fund, the Distributor serves as the principal distributor of each class of shares of the New Fund. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the New Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The New Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the New Fund the service and distribution fees described in the Prospectuses. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the New Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the New Fund's shares.

The New Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the New Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the Trust.

Under the Plans, the New Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the New Fund's average daily net assets attributable to the Classes A and C shares. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the New Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the New Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the New Fund's Class A shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

The New Fund's Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the New Fund's Class C shares. The Distributor retains the 0.75% distribution fee assessed against Class C shares during the first year of investment. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the New Fund's shares, as distribution fees in connection with the sale of the New Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As stated in the Prospectuses, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the New Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the New Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

Fees paid by Class A or Class C shares of the New Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund's shares, and allocates other expenses among the relevant funds based on their relative net assets. Expenses allocated to each fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the New Fund's shares. As described in more detail below, the Distributor, the Adviser and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the New Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Adviser with respect to sales of Class Y shares.

The Distribution Agreement may be terminated at any time on 60 days' notice to the Distributor without payment of any penalty, by either vote of a majority of the outstanding voting securities or by vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time on 90 days written notice to the Trust, without payment of any penalty.

The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of the New Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those Trustees that are not Independent Trustees, no interested person of the Trust or any trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the New Fund and their shareholders resulting from the Plans are believed to include
(1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Adviser controls the word "Gateway" in the names of the Trust and the New Fund and if it should cease to be the New Fund's adviser, the Trust or the New Fund may be required to change their names and delete this word.

The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV,
Natixis Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II (except Class J shares of the Loomis Sayles Investment Grade Bond Fund). The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

The portion of the various fees and expenses for Classes A, and C shares that are paid (reallowed) to securities dealers are shown below.

Class A

                                            Maximum
                                       Sales Charge Paid   Maximum Reallowance or  Maximum First Year       Maximum First
                                         by Investors            Commission            Service Fee        Year Compensation
Investment                           (% of offering price) (% of offering price)  (% of net investment) (% of offering price)
----------                           --------------------- ---------------------- --------------------- ---------------------
Less than $50,000                            5.75%                  5.00%                 0.25%                 5.25%
$50,000 - $99,999                            4.50%                  4.00%                 0.25%                 4.25%
$100,000 - $249,999                          3.50%                  3.00%                 0.25%                 3.25%
$250,000 - $499,999                          2.50%                  2.15%                 0.25%                 2.40%
$500,000 -$999,999                           2.00%                  1.70%                 0.25%                 1.95%

Investments of $1 million or more
First $3 million                             None                   1.00%(1)              0.25%                 1.25%
Excess over $3 million                       None                   0.50%(1)              0.25%                 0.75%
Investments with no Sales Charge (2)         None                   0.00%                 0.25%                 0.25%

--------
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A and C shares of the Equity Funds and Diversified Portfolios under the section "How Sales Charges Are Calculated."

Class C

   Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class C shares of the New Fund that are paid to securities dealers are shown below:

                               Maximum           Maximum
                           Front-End Sales    Reallowance or        Maximum               Maximum
                           Charge Paid by       Commission        First Year            First Year
                              Investors       (% of offering      Service Fee          Compensation
Investment              (% of offering price)     price)     (% of net investment) (% of offering price)
----------              --------------------- -------------- --------------------- ---------------------
All amounts for Class C         none               1.00%             0.00%                 1.00%

--------
(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A and C shares of the Equity Funds and Diversified Portfolios under the section "How Sales Charges Are Calculated."

As described in the Prospectus, each purchase or sale of shares is effected at the net asset value next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trust. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Distributor, the Adviser and their affiliates may out of their own resources make additional payments to dealers who sell shares of the New Fund. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A and C shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of New Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority ("FINRA"). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in
(iii) above may be based on sales (generally ranging from 0.05% to 0.35% of gross sales) and/or the amount of assets a dealer's clients have invested in the funds (at annual rates generally ranging from 0.05% to 0.25% of the value of the clients' shares). The actual payment rates to a dealer will depend upon how the particular arrangement is structured (e.g., solely asset based fees, solely sales based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the dealer to provide access to its representatives for educational and marketing purposes. The payments to dealers described in this paragraph and elsewhere in the SAI, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the New Fund's inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their dealers for details about the payment the dealers may receive.

In addition, the Adviser will pay to Natixis Distributors 0.10% of the new assets of the New Fund raised following the Reorganization. The New Fund will not bear these costs.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the New Fund's Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

                              OTHER ARRANGEMENTS

Administrative Services

Natixis Advisors performs certain accounting and administrative services for the New Fund, pursuant to an Administrative Services Agreement as amended from time to time, (the "Administrative Agreement"). Under the Administrative Agreement, Natixis Advisors provides the following services to the New Fund:
(i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the New Fund,
(ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the New Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the New Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the New Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the New Fund in connection with New Fund transactions and collects all dividends and other distributions made with respect to New Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the New Fund on a daily basis. Prior to the Reorganization, U.S. Bank, N.A. served as custodian for the Predecessor Fund.

Transfer Agency Services. Pursuant to contract between the Trust, on behalf of the New Fund, and Boston Financial Data Services, Inc. ("Boston Financial"), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, Boston Financial acts as shareholder servicing and transfer agent for the New Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the New Fund's shares.

Prior to the Reorganization, Gateway Investment Advisers, L.P. served as the transfer agent for the Predecessor Fund. Gateway Investment Advisers, L.P. was compensated for these services as a part of its advisory fee.

The New Fund may also pay dealers whose clients invest in the New Fund fees for sub-transfer agency and other similar services. As indicated above, the Distributor, the Adviser and their affiliates may also make payments for sub-transfer agency and similar services.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm will be PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the New Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the prospectus for the Predecessor Fund, and the financial statements contained in the Predecessor Fund's Annual Report for the year ended December 31, 2006 and incorporated by reference into this Statement, have been so included in reliance on the report of Ernst & Young LLP, Predecessor Fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the New Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the New Fund.

                       PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGER'S MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2006, J. Patrick Rogers, CFA and Paul R. Stewart, CFA, CPA, (the "Portfolio Managers") managed other accounts in addition to managing the Predecessor Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

                               Registered Investment Companies Other Pooled Investment Vehicles       Other Accounts
                               ------------------------------- -------------------------------- ---------------------------
                                                Advisory fee                     Advisory fee                  Advisory fee
                               Other Accounts   is based on    Other Accounts    is based on    Other Accounts is based on
                                  Managed       performance       Managed        performance       Managed     performance
                               ---------------- -------------- ----------------- -------------- -------------- ------------
                               # of    Total    # of   Total   # of     Total    # of   Total   # of   Total   # of  Total
Name of Portfolio Manager      Accts   Assets   Accts  Assets  Accts    Assets   Accts  Assets  Accts  Assets  Accts Assets
-------------------------      -----  --------  -----  ------  -----   --------  -----  ------  ----- -------- ----- ------
J. Patrick Rogers                5    $    2.8    0      $0      1     $     79    0      $0     70   $    758   0     $0
                                       billion                          million                        million
Paul R. Stewart                  0    $      0    0      $0      1     $     79    0      $0     74   $    769   0     $0
                                                                        million                        million

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the New Fund and other accounts managed by a Portfolio Manager. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. The goal of the Adviser is to meet its fiduciary obligation with respect to all clients. The Adviser has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how the Adviser allocates investment opportunities between the New Funds and their other clients, see the section "Allocation of Investment Opportunity Among the New Fund and Other Investors Managed by the Adviser" in this SAI. Conflicts of interest also may arise to the extent a Portfolio Manager short sells a stock in one client account but holds that stock long in other accounts, including the New Fund, and through the use of "soft dollar arrangements", which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

The compensation of the Portfolio Managers is composed of two parts: base salary and incentive compensation related to the financial performance of the Adviser (but not based on the investment performance of the New Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. The incentive compensation component is anticipated to be larger than the base salary component. The Portfolio Managers' employment agreements will have initial terms ending December 31, 2012, with automatic renewals for successive one-year periods. Each will provide for, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. For Mr. Rogers, those undertakings will expire the later of eight years from the date of the sale of assets of the Adviser's predecessor to the Adviser (the "Gateway Transaction") or three years from the termination of Mr. Rogers' employment. For Mr. Stewart, the non-competition and non-solicitation undertakings will expire the later of three years from the date of the Gateway Transaction, one year from the termination of Mr. Stewart's employment, or one year after the period during which severance payments are made pursuant to the agreement. The profit sharing plan, applicable to the Portfolio Managers, provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which will be determined based on profitability of the business.

Portfolio Managers' Ownership of Fund Shares

As of December 31, 2006, Mr. Rogers beneficially owned shares of the Predecessor Fund worth more than $1 million and Mr. Stewart beneficially owned shares of the Predecessor Fund worth between $100,001 and $500,000. There are various reasons why a Portfolio Manager may not own shares of the New Fund in the future. One reason is that the New Fund's investment objectives and strategies may not match those of the Portfolio Manager's personal investment objective. Also, the Portfolio Manager may invest in other Funds or pooled investment vehicles or separate accounts managed by the Portfolio Manager in a similar style to the New Fund. Administrative reasons (such as facilitating compliance with the adviser's code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the New Fund.

Allocation of Investment Opportunity Among the New Fund and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

The Adviser manages other accounts using investment strategies similar to that of the New Fund. A conflict of interest may exist if the Adviser identifies a limited investment opportunity that may be appropriate for more than one account, but the New Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser may execute transactions for another account that may adversely impact the value of securities held by the New Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account's participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, the Adviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Adviser may place orders for the New Fund which, combined with orders for the Adviser's other clients, may impact the price of the relevant security. This could cause the New Fund to obtain a worse price on the transaction then would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the New Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

As discussed in more detail below, the Adviser's receipt of brokerage and research products may sometimes be a factor in the Adviser's selection of a broker or dealer to execute transactions for the New Fund where the Adviser believes that the broker or dealer will provide the best execution of the transactions. Such brokerage and research services may be paid for with the Adviser's own assets or may, in connection with transactions in securities effected for client accounts for which the Adviser exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

In effecting portfolio transactions for the New Fund, the Adviser is obligated to seek best execution, which is to execute the New Fund's transactions where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the New Fund's best interest, considers all relevant factors, including:

    .  price;

    .  the size of the transaction;

    .  the nature of the market for the security;

    .  the amount of commission;

    . the timing of the transaction taking into account market prices and trends;

    . the reputation, experience and financial stability of the broker-dealer involved;

    . the quality of service rendered by the broker-dealer in other transactions.

The Adviser may not consider sales of shares of the New Fund as a factor in the selection of broker-dealers to execute securities transactions for it, nor may the New Fund or the Adviser enter into any agreement or understanding under which the New Fund directs brokerage transactions or revenues generated by those transactions to brokers to pay for distribution of Fund shares. Nevertheless, the New Fund or the Adviser may place portfolio transactions with brokers or dealers who promote or sell Fund shares so long as such placements are made pursuant to policies approved by the New Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution.

While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the advisory fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

General

Subject to procedures adopted by the Board of Trustees of the Trust, the New Fund's brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Adviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the New Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the New Fund's dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the New Fund toward the reduction of the New Fund's expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

BROKERAGE COMMISSIONS

Set forth below are the amounts the Predecessor Fund paid in brokerage commissions during the last three fiscal years.

For a description of how transactions in portfolio securities are effected and how the Adviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" in this Statement.

                                1/1/04-12/31/04 1/1/05-12/31/05 1/1/06-12/31/06
                                --------------- --------------- ---------------
Brokerage Transactions
Allocated to brokers providing
  research services             $2,315,972,900  $1,072,535,471   $998,877,354
Brokerage Commissions
Total Brokerage Commissions
  Paid                          $    3,789,206  $    2,133,649   $  1,939,202
Commissions paid to Brokers
  providing research services   $    2,357,683  $    1,085,407   $    907,724

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Predecessor Fund's regular broker-dealers+ (or the parent of the regular broker-dealers) held by the Predecessor Fund, if any, as of the fiscal year ended December 31, 2006.

                                                     Aggregate Value of
                                                     Securities of each Regular
                                                     Broker or Dealer (or its
                                                     Parent) held by the
Regular Broker-Dealer                                Predecessor Fund
---------------------                                --------------------------
Citigroup                                                   $88,591,686
Merrill Lynch                                               $10,571,505
Morgan Stanley                                              $24,864,651
--------
+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year;
    (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

                           DESCRIPTION OF THE TRUST

The Declaration of Trust of Gateway Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the New Fund represents an equal proportionate interest in the New Fund with each other share of the New Fund and is entitled to a proportionate interest in the dividends and distributions from the New Fund. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in the New Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the New Fund do not have any preemptive rights. Upon termination of the New Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the New Fund are entitled to share pro rata in the net assets attributable to that class of shares of the New Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of the New Fund are divided into three classes: Class A, Class C and Class Y. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A and C. All expenses of the New Fund (including advisory fees but excluding class specific expenses such as transfer agency fees ("Other Expenses")) are borne by its Classes A, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A and C and may be charged at a separate rate to each such class. Other Expenses of Classes A and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the New Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the New Fund. The underlying assets of each class of the New Fund are segregated and are charged with the expenses with respect to that class of the New Fund and with a share of the general expenses of the New Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the New Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable.

The Declaration of Trust also permits the Trust's Board of Trustees, without shareholder approval, to subdivide the New Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or, with shareholder approval, merge two or more existing series or classes. Shareholders' investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new "fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or New Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the New Fund. Similarly, any class within the New Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or New Fund upon written notice to its shareholders.

                                 VOTING RIGHTS

Shareholders of the New Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the New Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by all series voting in the aggregate as a single class without regard to series or class except (i) when required by the 1940 Act and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote,
(2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the

New Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series.

                       SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of the New Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the New Fund by reason of owning shares of the New Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the New Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust and trustees and officers of the Predecessor Fund, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

The procedures for purchasing shares of the New Fund are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange, as described in the Prospectuses, or through firms that are members of the NASD and that have selling agreements with the Distributor. For purchase of New Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open. For purchases through the ACH system, the shareholder's bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line(R) (800-225-5478, press 1) or the Gateway Fund website (www.funds.natixis.com) to purchase New Fund shares (except for Class Y shares). For more information, see the section "Shareholder Services" in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

Shareholders of the New Fund may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectuses of the New Fund.

                                  REDEMPTIONS

The procedure for redemption of shares of the New Fund is summarized in the Prospectuses. As described in the Prospectuses, a CDSC may be imposed on certain redemptions of Classes A and C shares, and a redemption fee may be charged on redemptions and exchanges of the New Fund. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The New Fund will only accept Medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a Medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the New Fund at 800-225-5478 with any questions regarding when a Medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the New Fund may be redeemed by calling toll free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request.

In order to redeem shares by telephone, a shareholder must select this service using the Service Options Form, which is available at www.funds.natixis.com or from your investment dealer if the service was not previously added to the account. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The New Fund, the Distributor, the transfer agent and State Street Bank (the New Fund's custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the New Fund's transfer agent), as agreed to with the New Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The New Fund may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

The redemption price will be the net asset value per share (less any applicable
CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the New Fund within seven days thereafter. However, in the event of a request to redeem shares for which the New Fund has not yet received good payment, the New Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the New Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the New Fund), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account,
(ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee's account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the Exchange. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

The New Fund will normally redeem shares for cash; however, the New Fund reserves the right to pay the redemption price wholly or partly in kind, if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the New Fund. The redemptions in kind will be selected by the Adviser in light of the New Fund's objective and will not generally represent a pro rata distribution of each security held in the New Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the New Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the New Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the New Fund at the beginning of such period.

The New Fund does not currently impose any redemption charge other than the CDSC imposed by the Distributor, and the redemption fee imposed on the New Fund, both as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Taxes," below.

As noted in the Prospectuses, the New Fund reserves the right to suspend account services or refuse transaction requests if the New Fund receives notice of a dispute between registered owners or of the death of a registered owner or the New Fund suspects a fraudulent act. If the New Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the net asset value next determined after the New Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the New Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the net asset value next determined after the transaction request was first received in good order.

Reinstatement Privilege (Class A shares only)

The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege, must be received by your investment dealer or the New Fund within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds.

Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the New Fund should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                             SHAREHOLDER SERVICES

Open Accounts

A shareholder's investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the New Fund and no direct charges are made to shareholders. Although the New Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The New Fund's minimum balance policy is described in the Prospectus. Although determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the New Fund, as described in the Prospectus, the New Fund will not deduct the minimum balance fee from an account and close that same account for falling below the minimum balance in the same year.

Automatic Investment Plans (Classes A and C Shares)

Subject to the New Fund's investor eligibility requirements, investors may automatically invest in additional shares of the New Fund on a monthly basis by authorizing the New Fund to draft from an investor's bank account. The draft is executed under the Investment Builder Program, a program designed to facilitate such periodic payments and are forwarded to Boston Financial for investment in the New Fund. A plan may be opened with an initial investment of $1,000 or more and thereafter regular monthly checks of $50 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the

Prospectus. An Investment Builder application must be completed to open an automatic investment plan and may be obtained by calling the New Fund at 800-225-5478 or your investment dealer or by visiting the New Fund's website at www.funds.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor upon written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. The New Fund is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A and C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the New Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b)(7) plans.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectuses. For these plans, initial investments in the New Fund must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds' prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A and C Shares)

An investor owning New Fund shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the New Fund.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a certain number of shares redeemed for each payment, (2) a specified percentage of the account's market value or
(3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value as of the time you make the election, of your account with the New Fund with respect to which you are electing the Plan. No CDSC applies to redemptions pursuant to the Plan. A redemption fee may apply.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The New Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information as to federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional New Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the New Fund and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) (7) plans that have State Street Bank as trustee.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of a Natixis Fund, subject to the investor eligibility requirements of that Natixis Fund and to state securities law requirements. Shares will be purchased at the Natixis Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be registered to the same shareholder(s) as the New Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Natixis Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any Natixis Fund, you must obtain and carefully read a copy of that Fund's Prospectuses.

Exchange Privilege

A shareholder may exchange the shares of the New Fund for shares of the same class of a Natixis Fund, Natixis Cash Management Trust - Money Market Series (the "Money Market Fund") that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, or Class C shares of the New Fund to the same class of shares of a Natixis Fund or the Money Market Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. As stated above, if you own Class A or Class C shares, you may also elect to exchange your shares of the New Fund for shares of the same class of the Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC, the exchange stops the aging period relating to the CDSC. The aging period resumes only when an exchange is made back into Classes A and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other Natixis Fund listed below, subject to those Fund's eligibility requirements and sales charges. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Fund. Shareholders who were shareholders of the Predecessor Fund as of the date of the Reorganization and (1) whose account value is $100,000 or more or (2) whose account otherwise meets the eligibility requirements for Class Y, may exchange their Class A shares for Class Y shares of the New Fund. Shareholders who hold their shares through certain financial intermediaries may not be eligible to convert their Class A shares to Class Y Shares. These options are summarized in the New Fund's Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the New Fund at 800-225-5478 or (2) a written exchange request to the Gateway Fund, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for the New Fund before an exchange for the New Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

All exchanges are subject to the eligibility requirements of the Natixis Fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such Natixis Funds may be legally sold. reserves the right to suspend or change the terms of exchanging shares. Each Natixis Fund, including the New Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Natixis Fund's or the New Fund's other shareholders or possibly disruptive to the management of the Natixis Fund or the New Fund.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any Natixis Fund or the Money Market Fund, please read its Prospectuses carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

As indicated in the Natixis Fund prospectuses, certain Natixis Funds are subject to a redemption fee on exchanges.

Automatic Exchange Plan (Classes A and C Shares)

As described in the Prospectus following the caption "Additional Investor Services of the New Fund," a shareholder may establish an Automatic Exchange Plan under which shares of the New Fund are automatically exchanged each month for shares of the same class of one or more of the Natixis Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial or your financial representative.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the New Fund's Prospectus, the New Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the New Fund or the Distributor will send notice to the prospective investor or the investor's financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for New Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the New Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using the New Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the New Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcripts for the current calendar year and the past calendar year will be provided free of charge. Requests for transcripts for periods prior to that will be subject to a fee of $10 per transcript up to a maximum of $75 per account.

Self-Servicing Your Account with Natixis Funds Personal Access Line(R) and Web Site

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.funds.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling the New Fund at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.funds.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the Natixis Funds Personal Access Line(R) or Web site at www.funds.natixis.com by an investor shall indicate agreement with the following terms and conditions:

            NATIXIS FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUSES OF THE FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE(R)

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

   Any costs incurred in connection with the use of the Natixis Funds Personal Access Line(R) or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

   Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

   Natixis Funds
   P. O. Box 219579
   Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

                                NET ASSET VALUE

The method for determining the public offering price and net asset value per share is summarized in the Prospectuses.

The total net asset value or "NAV" of each class of shares of the New Fund (the excess of the assets of the New Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The New Fund does not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed - end investment companies, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the New Fund may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Index options are generally valued at the average of the closing bid and asked quotations. Under normal market conditions, the New Fund will generally consider the value of index options determined at the close of trading on the Chicago Board Options Exchange (the "CBOE") (normally 4:15 p.m. Eastern time) to be the value at the close of the NYSE (normally 4:00 p.m. Eastern time). However, if under the New Fund's valuation procedures a significant change in the value of the S&P 500 futures contracts is considered to have occurred between the close of the NYSE and the close of the CBOE, the New Fund will consider the closing price on the CBOE to not reflect the value of the index options at the close of the NYSE. In such circumstances the options will be fair valued by or pursuant to procedures approved by the Board of Trustees. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser pursuant to procedures approved by the Board of Trustees.

The per share net asset value of a class of the New Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of the New Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in the New Fund's Prospectus. The public offering price of Class C or Y shares of the New Fund is the next-determined net asset value.

                             REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the New Fund, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper "breakpoint" discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor's account.

You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold New Fund shares, including accounts with other financial intermediaries, and your family members' and other related parties' accounts, in order to verify your eligibility for the reduced sales charge.

Cumulative Purchase Discount. The New Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the New Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Class A Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the New Fund held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of the New Fund or a Natixis Fund with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of the New Fund or a Natixis Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trust over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the New Fund's transfer agency.

A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trust pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trust held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The New Fund's transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the New Fund's transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the New Fund's transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder's total investment (calculated at the current public offering price) in all series and classes of the New Fund and Natixis Funds (excluding the Money Market Fund), unless the shares were purchased through an exchange with another Natixis Fund) with the purchases and total investment of the shareholder's spouse, parents, children, siblings, grandparents, grandchildren, and in-laws of those previously mentioned single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectuses, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Combining with Other Series and Classes of the Natixis Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Fund unless such shares were purchased by exchanging shares of any other Natixis Fund). Shares owned by persons described in the first paragraph under "Combining Accounts" above may also be included.

Clients of Natixis Advisors and the Adviser

Investment advisory clients of Natixis Advisors and the Adviser may invest in Class Y shares of the New Fund below minimums stated in the prospectuses. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the New Fund by (1) clients of an adviser to any series of the Trust; any director, officer or partner of a client of an adviser to any series of the Trust; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trust if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trust. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the New Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of the New Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of the New Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by the Adviser, or their affiliates out of their own assets (as described above under "Distribution Agreements and Rule 12b-1 Plans"), and/or be paid indirectly by the New Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the New Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the New Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies

Class A shares of the New Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

                                     TAXES

In General

As described in the Prospectuses, it is the policy of the New Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable on the ex-dividend date in full and fractional shares of the relevant class of the New Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the New Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the New Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the New Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the New Fund

The New Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, the New Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interest in qualified publicly traded partnerships;
(ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the New Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the New Fund's total assets is invested (1) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the New Fund controls and which are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

In general, for purposes of the 90% gross income requirement described in section (i) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") (defined as a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in sub-section (a) of section (i) in the prior paragraph (not including net income from QPTPS) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of paragraph (ii) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Finally, for purposes of meeting the diversification requirement in section (ii) of the immediately preceding paragraph above, in the case of the New Fund's investment in loans, the New Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

To the extent that it qualifies for treatment as a regulated investment company, the New Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the New Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the New Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the New Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The New Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the New Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The New Fund also intends to distribute annually all net capital gain. If the New Fund does retain any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the New Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the New Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the New Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the New Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st if the New Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, the New Fund will be treated as having distributed any amount for which it is subject to income tax. The New Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of New Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the New Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the New Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the New Fund owned for more than one year and that are properly designated by the New Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the New Fund owned for one year or less will be taxable as ordinary income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the New Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the New Fund as "exempt-interest dividends"). Any gain resulting from the sale or exchange of New Fund shares generally will be taxable as capital gains. Distributions declared and payable by the New Fund during October, November or December to shareholders of record on a date in any such month and paid by the New Fund during the following January will be treated for federal tax purposes as paid by the New Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2010.

For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the New Fund shareholder to be qualified dividend income, the New Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the New Fund's shares. A dividend will not be treated as qualified dividend income (at either the New Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. Income derived from investments in fixed-income securities and REITs is not eligible for treatment as qualified dividend income.

In general, distributions of investment income designated by the New Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the New Fund's shares. In any event, if the aggregate qualified dividends received by the New Fund during any taxable year are 95% or more of its gross income excluding net long-term capital gain over net short-term capital loss, then 100% of the New Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.

If the New Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale, exchange or redemption of New Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of New Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of New Fund shares will be disallowed if other substantially identical shares of the New Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of New Fund shares to the extent the shareholder acquired other shares of the New Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Financial Products

Securities Loans. Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. The New Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

Certain Investments in REITs. REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), are themselves taxable mortgage pools ("TMPs"), or invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of such a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that "excess inclusion income" of a regulated investment company will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Special tax consequences apply where charitable remainder trusts invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. The New Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

Options, Futures, Forward Contracts and Swap Agreements

The New Fund may purchase or sell (write) options. In general, option premiums which may be received by the New Fund are not immediately included in the income of the New Fund. Instead, such premiums are recognized when the option contract expires, the option is exercised by the holder, or the New Fund transfers or otherwise terminates the option. If a call option written by the New Fund is exercised and the New Fund sells or delivers the underlying stock, the New Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the New Fund minus
(b) the New Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If a put option written by the New Fund is exercised and the New Fund purchases the underlying stock, that purchase does not give rise to any gain or loss at that time; the New Fund's basis in the stock will generally equal the exercise ("strike") price of the put option reduced by the premium the New Fund received for writing the option. The gain or loss with respect to any termination of the New Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the New Fund expires unexercised, the New Fund generally will recognize short-term gain equal to the premium received.

The New Fund may write covered call options, which in turn may trigger the federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts which may entered into by the New Fund as well as listed non-equity options which may be written or purchased by the New Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, any section 1256 contracts held by the New Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for the New Fund, the New Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the New Fund, to defer losses to the New Fund, to cause adjustments in the holding periods of the New Fund's securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. The New Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of the New Fund's transactions in derivative instruments (including its transactions, if any, in connection with the New Fund's hedging activities) are likely to produce a difference between its book income and its taxable income. If the New Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the New Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the New Fund's book income is less than taxable income, the New Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Securities issued or purchased at a discount and Payment-in-Kind Securities

The New Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the New Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the New Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the New Fund holding the security receives no interest payment in cash on the security during the year.

Tax-Exempt Shareholders

Under current law, a RIC generally serves to block (that is, prevent the attribution to shareholder of) unrelated business taxable income ("UBTI") from being realized by its tax exempt shareholders. Nonetheless, a tax-exempt shareholder (other than a charitable remainder trust) may realize UBTI by virtue of its investments in the New Fund if (i) the New Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs); or (ii) shares in the New Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

Under legislation enacted in December 2006, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, a 100% excise tax is imposed on such unrelated business taxable income. Under IRS guidance issued in November 2006, if a charitable remainder trust (as defined in section 664 of the Code) realizes any unrelated business taxable income, it must pay an excise tax annually of an amount equal to such UBTI. However, under recent guidance, a charitable remainder trust will not realize UBTI solely by virtue of its investments in a Fund which in turn invests in REITs that hold REMICs or TMPs. Rather, if the charitable remainder trust is a shareholder in such a Fund, which recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" allocable to the charitable remainder trust. To the extent permitted under the 1940 Act, the New Fund may elect to specially allocate any such tax to the applicable charitable remainder trust, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the New Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear.

Backup Withholding

The New Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the New Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the New Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the New Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the New Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the New Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends) paid by the New Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the New Fund beginning before January 1, 2008, the New Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the New Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the New Fund. Depending on the circumstances, the New Fund may make such designations with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the New Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the New Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                            PERFORMANCE INFORMATION

Yield and Total Return

The New Fund may advertise the yield and total return of each class of its shares. The New Fund's yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to the New Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing the New Fund's yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the New Fund's shares and to the relative risks associated with the investment objectives and policies of the New Fund. Yields and total returns do not take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for the New Fund. For those funds that present yields and total returns reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class C shares, because of the higher levels of expenses borne by the Class C shares. Because of its lower operating expenses, Class Y shares of the New Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A and C shares.

The New Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the New Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of the New Fund to the exclusion of the consideration of the share price of the New Fund may result in the investor's misunderstanding the total return he or she may derive from the New Fund.

For periods prior to the Reorganization, the New Fund's performance information will be based on that of the Predecessor Fund.

                             FINANCIAL STATEMENTS

The financial statements, financial highlights and the report of Ernst & Young LLP, the independent registered public accounting firm for the Predecessor Fund included in the Predecessor Fund's annual report dated December 31, 2006, are also incorporated herein by reference to such report. The financial statements and financial highlights (unaudited) included in the Predecessor Fund's semiannual report dated June 30, 2007, are also incorporated herein by reference to such report. Certain information reflects financial results for a single share of the Predecessor Fund. As of the date of this Statement, the New Fund has not issued its first annual or semiannual report. The New Fund's annual and semiannual reports will be available upon request and without charge. The New Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the New Fund at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the New Fund's website at www.funds.natixis.com. The annual and semiannual reports will also be available on-line at the SEC's website at www.sec.gov.